DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Delaware
REIT Fund

Class A o Class B o Class C

Prospectus February 28, 2001


Total Return Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profile                                               page 2
Delaware REIT Fund                                              2
 .................................................................
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              7
 .................................................................
Who manages the Fund                                       page 9
Investment manager                                              9
Portfolio managers                                              9
Fund administration (Who's who)                                10
 .................................................................
About your account                                        page 11
Investing in the Fund                                          11
   Choosing a share class                                      11
How to reduce your sales charge                                13
How to buy shares                                              14
Retirement plans                                               15
How to redeem shares                                           16
Account minimums                                               17
Special services                                               17
Dividends, distributions and taxes                             19
Certain management considerations                              19
 .................................................................
Financial highlights                                      page 20

Profile: Delaware REIT Fund

What are the Fund's Goals?

The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund

o Investors seeking a high level of total return.

o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Fund

o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short-term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

What are the Fund's main investment strategies? Delaware REIT Fund invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Fund's total assets in equity securities of real estate investment trusts (REITs).

In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o retain a substantial portion of the properties' cashflow;

o effectively use capital to expand;

o have a strong ability to raise rents; and,

o can create a franchise value for the REIT.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities held by the Fund.

Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please turn to page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


How has the Fund performed?
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                                                                                                 Year-by-year total return (Class A)

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past five calendar years, as well as
average annual returns of all shares for one and five years and since         41.81%      31.34%     -12.37%     -2.8%        32.51%
inception. Beginning November 11, 1997, a 12b-1 fee has been                  1996        1997        1998        1999        2000
assessed annually. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the limitations.

During the periods illustrated in this bar chart, the Fund's Class A's highest return was 21.32% for the quarter ended December 31, 1996 and its lowest return was -8.94% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the year-by-year total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

How has the Fund performed? (continued)
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                                                                                  Average annual returns for periods ending 12/31/00

CLASS                                                     A***                         B                         C     Nareit Equity
                                                                          (if redeemed)*            (if redeemed)*      REIT Index**
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                                           (Inception 12/6/95)      (Inception 11/11/97)      (Inception 11/11/97)
1 year                                                  24.86%                    26.53%                    30.53%            26.35%
5 years                                                 14.65%                       N/A                       N/A            10.09%
Lifetime                                                15.32%                     4.04%                     4.82%            11.08%

The Fund's returns are compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

  * If shares were not redeemed, the returns for Class B would be 31.53% and 4.82% for the one-year and lifetime periods, respectively. Returns for Class C would be 31.53% and 4.82% for the one-year and lifetime periods, respectively.
 ** NAREIT Equity REIT Index lifetime return is for Class A lifetime. The Index return for Class B and Class C lifetimes was 1.23%.
*** Reflects sales charges even for periods before November 11, 1997, the date when the sales charge was added. Historical performance prior to that date has been restated to reflect the charge, but has not been recalculated to reflect the 12b-1 fee which also took effect on that date.


What are the Fund's fees and expenses?          CLASS                                                     A          B          C
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
Sales charges are fees paid directly from       Maximum sales charge (load) imposed on
your investments when you buy or sell shares       purchases as a percentage of offering price        5.75%       none       none
of the Fund.                                    Maximum contingent deferred sales charge (load)
                                                   as a percentage of original purchase price or
                                                   redemption price, whichever is lower                none(1)      5%(2)      1%(3)
                                                Maximum sales charge (load) imposed on
                                                   reinvested dividends                                none       none       none
                                                Redemption fees                                        none       none       none
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Annual fund operating expenses are deducted     Management fees                                       0.75%      0.75%      0.75%
from the Fund's assets.                         Distribution and service (12b-1) fees                 0.25%(4)   1.00%      1.00%
                                                Other expenses                                        0.40%      0.40%      0.40%
                                                Total operating expenses                              1.40%      2.15%      2.15%
                                                Fee waivers and payments(5)                          (0.05%)    (0.05%)    (0.05%)
                                                Net expenses(5)                                       1.35%      2.10%      2.10%


                                                CLASS(7)           A           B               B           C                 C
                                                                                   (if redeemed)                 (if redeemed)
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This example is intended to help you compare    1 year          $705        $213            $713        $213              $313
the cost of investing in the Fund to the        3 years         $988        $668            $968        $668              $668
cost of investing in other mutual funds with    5 years       $1,292      $1,150          $1,350      $1,150            $1,150
similar investment objectives. We show the      10 years      $2,154      $2,288          $2,288      $2,479            $2,479
cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(6)
This is an example only, and does not
represent future expenses, which may be
greater or less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Class A Shares are subject to a 12b-1 fee of 0.30% of average daily net assets, but the Board of Trustees has set the fee at 0.25% of average daily net assets.
(5) Effective March 1, 2001, the investment manager has contracted to waive fees and pay expenses through February 28, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.10% of average daily net assets. Expense information in the table has been restated to reflect the new waiver level.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. The following describes how the portfolio management team pursues the Fund's investment goals.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts (REITs). The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.




How to use
this glossary
This glossary includes                   Glossary A-C      Amortized cost                         Average maturity
definitions of investment terms                            -------------------------------------------------------------------------
used throughout the Prospectus.                            Amortized cost is a method used        An average of when the
If you would like to know the                              to value a fixed-income security       individual bonds and other debt
meaning of an investment term                              that starts with the face value        securities held in a portfolio
that is not explained in the                               of the security and then adds or       will mature.
text please check the glossary.                            subtracts from that value
                                                           depending on whether the
                                                           purchase price was greater or
                                                           less than the value of the
                                                           security at maturity. The amount
                                                           greater or less than the par
                                                           value is divided equally over
                                                           the time remaining until
                                                           maturity.

The securities we        Stocks offer investors the potential for capital
typically invest in      appreciation, and may pay dividends as well.

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                Securities                                                      How we use them
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
Real Estate Investment Trusts: A company,          We may invest without limit in shares of REITs.
usually traded publicly, that manages a
portfolio of real estate to earn profits for
shareholders.

REITs are generally classified as equity
REITs, mortgage REITs or a combination of
equity and mortgage REITs. Equity REITs
invest the majority of their assets directly
in real property, derive income primarily
from the collection of rents and can realize
capital gains by selling properties that have
appreciated in value. Mortgage REITs invest
the majority of their assets in real estate
mortgages and derive income from the
collection of interest payments. By investing
in REITs indirectly through the Fund, a
shareholder bears a proportionate share of
the expenses of a fund and indirectly shares
similar expenses of the REITs.
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Real Estate Industry Operating Companies: We       We may invest without limit in REOCs.
consider a REOC to be a company that derives
at least 50% of its gross revenues or net
profits from
(1)  Ownership, development, construction,
     financing, management or sale of
     commercial, industrial or residential
     real estate, or
(2)  products or services related to the real
     estate industry, such as building
     supplies or mortgage servicing.
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Foreign securities and American Depositary         The Fund's investments may from time to time include sponsored or
Receipts: Securities of foreign entities           unsponsored American Depositary Receipts that are actively traded in
issued directly or, in the case of American        the United States.
Depositary Receipts, through a U.S. bank.
ADRs represent the bank's holdings of a            We may invest up to 10% of the Fund's assets in foreign securities.
stated number of shares of a foreign
corporation. An ADR entitles the holder to
all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought
and sold the same as U.S. securities.
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Options and futures: Options represent a           If we have stocks that appreciated in price, we may want to protect
right to buy or sell a security or group of        those gains when we anticipate adverse conditions. We might use
securities at an agreed upon price at a            options or futures to neutralize the effect of any price declines,
future date. The purchaser of an option may        without selling the security. We might also use options or futures to
or may not choose to go through with the           gain exposure to a particular market segment without purchasing
transaction.                                       individual securities in that segment. We might use this approach if we had excess cash that we wanted to invest quickly.
Writing a covered call option on a security
obligates the owner of the security to sell        We might use covered call options if we believe that doing so would
it at an agreed upon price on an agreed upon       help the Fund to meet its investment objective.
date (usually no more than nine months in the
future). If the Fund owns a security and           Use of these strategies can increase the operating costs of the Fund
writes a covered call on that security, the        and can lead to loss of principal.
Fund will receive a premium payment from the
purchaser of the call, but if the security
appreciates to a price greater than the
agreed upon selling price, the Fund would
lose out on those gains.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered
to be derivative securities.
------------------------------------------------------------------------------------------------------------------------------------

Bond                                                     Bond ratings                                             Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,       Independent evaluations of creditworthiness,             The amount of
municipality or government agency. In return for         ranging from Aaa/AAA (highest quality) to D              money you invest.
lending money to the issuer, a bond buyer                (lowest quality). Bonds rated Baa/BBB or better
generally receives fixed periodic interest               are considered investment grade. Bonds rated Ba/BB
payments and repayment of the loan amount on a           or lower are commonly known as junk bonds. See
specified maturity date. A bond's price changes          also Nationally recognized statistical rating
prior to maturity and typically is inversely             organization.
related to current interest rates. When interest
rates rise, bond prices fall, and when interest
rates fall, bond prices rise.

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                Securities                                                      How we use them
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
Repurchase agreements: An agreement between a      Typically, we use repurchase agreements as a short-term investment for
buyer of securities, such as the Fund, and a       our cash position. In order to enter into repurchase agreements, the
seller of securities, in which the seller          Fund must have collateral of at least 102% of the repurchase price.
agrees to buy the securities back within a         Except when we believe a temporary defensive approach is appropriate,
specified time at the same price the buyer         the Fund will not hold more than 5% of its total assets in cash or
paid for them, plus an amount equal to an          other short-term investments. All short-term investments will be rated
agreed upon interest rate. Repurchase              AAA by Standard & Poor's or Aaa by Moody's Investors Service or if
agreements are often viewed as equivalent to       unrated, be of comparable quality, based on our evaluation.The Fund
cash.                                              will only enter into repurchase agreements in which the collateral is
                                                   U.S. government securities.
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Restricted securities: Privately placed            We may invest in privately placed securities that are eligible for
securities whose resale is restricted under        resale only among certain institutional buyers without registration.
securities law.                                    These are commonly known as Rule 144A Securities. We may invest without limitation in Rule 144A Securities that are deemed to be liquid. Illiquid Rule 144A Securities together with other restricted securities are limited to 15% of total Fund assets.
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Illiquid securities: Securities that do not        We may invest up to 15% of net assets in illiquid securities.
have a ready market, and cannot be sold
within seven days at approximately the price
that a fund has valued them.
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

The Delaware REIT Fund may also invest in convertible securities including enhanced convertible securities as well as, mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs for the Fund and higher tax liability for Fund shareholders.

                                    Capital gains
C  Capital appreciation             distributions                     Commission                        Compounding
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
   An increase in the value         Payments to mutual fund           The fee an investor pays          Earnings on an
   of an investment.                shareholders of profits           to a financial adviser            investment's previous
                                    (realized gains) from the         for investment advice and         earnings.
                                    sale of a fund's                  help in buying or selling
                                    portfolio securities.             mutual funds, stocks,
                                    Usually paid once a year;         bonds or other
                                    may be either short-term          securities.
                                    gains or long-term gains.

The risks of investing
in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


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                  Risks                                                   How we strive to manage them
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
Market risk is the risk that all or a              We maintain a long-term investment approach and focus on securities we
majority of the securities in a certain            believe can appreciate over an extended time frame regardless of
market--like the stock or bond market--will        interim market fluctuations. We do not try to predict overall market
decline in value because of factors such as        movements and generally do not trade for short-term purposes.
economic conditions, future expectations or
investor confidence.                               We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that        In Delaware REIT Fund we hold a number of different individual
the value of securities in a particular            securities, seeking to manage security risk. However, we do
industry or the value of an individual stock       concentrate on the real estate industry. As a consequence, the share
or bond will decline because of changing           price of the Fund may fluctuate in response to factors affecting that
expectations for the performance of that           industry, and may fluctuate more widely than a portfolio that invests
industry or for the individual company             in a broader range of industries. The Fund may be more susceptible to
issuing the stock or bond.                         any single economic, political or regulatory occurrence affecting the real estate industry.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that                Delaware REIT Fund is subject to interest rate risk. If the Fund
securities will decrease in value if interest      invests in real estate investment trusts that hold fixed rate
rates rise and conversely rise in value when       obligations, we would expect the value of those trusts to decrease if
interest rates fall.                               interest rates rise and increase if interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate obligations. We strive to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.
------------------------------------------------------------------------------------------------------------------------------------
Real estate industry risks include among           Since the Fund invests principally in REITs, it is subject to the
others:                                            risks associated with the real estate industry. We will strive to
o    possible declines in the value of real        manage these risks through careful selection of individual REIT
     estate;                                       securities; however, investors should carefully consider these risks
o    risks related to economic conditions;         before investing in the Fund.
o    possible shortage of mortgage funds;
o    overbuilding and extended vacancies;
o    increased competition;
o    changes in property taxes, operating
     expenses or zoning laws;
o    costs of environmental clean-up, or
     damages from natural disasters;
o    limitations or fluctuations in rent
     payments;
o    cashflow fluctuations; and
o    defaults by borrowers.
REITs are also subject to the risk of failing
to qualify for tax-free pass-through of
income under the Internal Revenue Code and/or
failing to qualify for an exemption from
registration as an investment company under
the Investment Company Act of 1940.
------------------------------------------------------------------------------------------------------------------------------------



Consumer Price                Contingent deferred
Index (CPI)                   sales charge (CDSC)            Corporate bond        Cost basis                Currency exchange rates
------------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S.           Fee charged by some            A debt security       The original              The price at which
inflation; represents the     mutual funds when shares       issued by a           purchase price of an      one country's
price of a basket of          are redeemed (sold back        corporation. See      investment, used in       currency can be
commonly purchased goods.     to the fund) within a set      Bond.                 determining capital       converted into
                              number of years; an                                  gains and losses.         another's. This
                              alternative method for                                                         exchange rate varies
                              investors to compensate a                                                      almost daily
                              financial adviser for                                                          according to a wide
                              advice and service,                                                            range of political,
                              rather than an up-front                                                        economic and other
                              commission.                                                                    factors.

------------------------------------------------------------------------------------------------------------------------------------
                  Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified funds Non-diversified                Delaware REIT Fund is a non-diversified fund and subject to this risk.
investment companies have the flexibility to         Nevertheless, we typically hold securities from a variety of different
invest as much as 50% of their assets in as          issuers, representing different sectors of the real estate industry. We
few as two issuers with no single issuer             also perform extensive analysis on all securities. We are particularly
accounting for more than 25% of the                  diligent in reviewing securities that represent a larger percentage of
portfolio. The remaining 50% of the portfolio        portfolio assets.
must be diversified so that no more than 5%
of a fund's assets is invested in the
securities of a single issuer. Because a
non-diversified fund may invest its assets in
fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the
fund were fully diversified.
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Foreign risk is the risk that foreign                We may invest up to 10% of the Delaware REIT Fund's total assets in foreign
securities may be adversely affected by              securities; however we typically invest only a small portion of assets in
political instability, changes in currency           foreign securities, so this is not expected to be a major risk to the Fund.
exchange rates, foreign economic conditions
or inadequate regulatory and accounting
standards.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that               We limit exposure to illiquid securities.
securities cannot be readily sold within
seven days at approximately the price that
the Fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risks is the possibility         Delaware REIT Fund may use futures contracts and options on futures
that a fund may experience a loss if it              contracts, as well as options on securities for hedging purposes. We limit
employs an options or futures strategy               the amount of the Fund's assets that may be committed to these strategies.
related to a security or a market index and          Our obligations related to futures and options transactions will not exceed
that security or index moves in the opposite         20% of the Fund's total assets and we will not enter into additional
direction from what the manager anticipated.         futures contracts or options on them if more than 5% of the Fund's assets
Futures and options also involve additional          would be required as margin deposits or premiums on the options.
expenses, which could reduce any benefit or
increase any loss that the Fund experiences
from using the strategy.

Options and futures contracts on foreign
currencies, and forward contracts, entail
particular risks related to conditions
affecting the underlying currency.
------------------------------------------------------------------------------------------------------------------------------------



D-F    Depreciation            Diversification                 Dividend distribution            Duration
       -----------------------------------------------------------------------------------------------------------------------------
       A decline in an         The process of spreading        Payments to mutual fund          A measurement of a
       investment's value.     investments among a             shareholders of dividends        fixed-income investment's
                               number of different             passed along from the            price volatility. The
                               securities, asset classes       fund's portfolio of              larger the number, the
                               or investment styles to         securities.                      greater the likely price
                               reduce the risks of                                              change for a given change
                               investing.                                                       in interest rates.


Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid a fee equal to 0.55% of the Fund's average daily net assets for the last fiscal year. This fee reflects a waiver of fees by the manager. Effective March 1, 2001, the level of the waiver changed. Had the new waiver been in place throughout the last fiscal year, the manager would have been paid a fee equal to 0.70% of the Fund's average daily net assets.

Portfolio managers

Damon J. Andres and Thomas J. Trotman have primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.

Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on the REIT management team since 1997.

Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on the REIT management team since 1998.




Expense ratio                                                 Financial adviser           Fixed-income securities
------------------------------------------------------------------------------------------------------------------------------------
A mutual fund's total operating expenses, expressed as a      Financial professional      With fixed-income securities, the money
percentage of its total net assets. Operating expenses are    (e.g., broker, banker,      you originally invested is paid back at a
the costs of running a mutual fund, including management      accountant, planner or      pre-specified maturity date. These
fees, offices, staff, equipment and expenses related to       insurance agent) who        securities, which include government,
maintaining the fund's portfolio of securities and            analyzes clients'           corporate or municipal bonds, as well as
distributing its shares. They are paid from the fund's        finances and prepares       money market securities, typically pay a
assets before any earnings are distributed to shareholders.   personalized programs to    fixed rate of return (often referred to as
                                                              meet objectives.            interest). See Bond.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------  The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------          One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                               Sub-distributor                 |
                                     Lincoln Financial Distributors, Inc.      |
                                              350 Church Street                |
                                             Hartford, CT 06103                |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisers
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware REIT Fund) that rely on certain exemptive rules disseminated by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Sub-distributor Lincoln Financial Distributors, Inc. (LFD) serves as the Fund's sub-distributor pursuant to a contractual arrangement with Delaware Distributors, L.P. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.


I-N   Inflation                 Investment goal          Management fee         Market capitalization
      ------------------------------------------------------------------------------------------------------------------------------
      The increase in the cost  The objective, such as   The amount paid by a   The value of a corporation determined by multiplying
      of goods and services     long-term capital        mutual fund to the     the current market price of a share of common stock
      over time. U.S.           growth or high current   investment adviser     by the number of shares held by shareholders. A
      inflation is frequently   income, that a mutual    for management         corporation with one million shares outstanding and
      measured by changes in    fund pursues.            services, expressed    the market price per share of $10 has a market
      the Consumer Price Index                           as an annual           capitalization of $10 million.
      (CPI).                                             percentage of the
                                                         fund's average daily
                                                         net assets.

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.


Class A

Choosing a share class

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently no more than 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A Sales Charges

------------------------------------------------------------------------------------------------------------------------------------
                                       Sales charge as %                  Sales charge as % of               Dealer's commission as
     Amount of purchase                of offering price                     amount invested                   % of offering price
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                            5.75%                                6.10%                               5.00%
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 but
under $100,000                               4.75%                                4.99%                               4.00%
------------------------------------------------------------------------------------------------------------------------------------
 $100,000 but
under $250,000                               3.75%                                3.90%                               3.00%
------------------------------------------------------------------------------------------------------------------------------------
 $250,000 but
under $500,000                               2.50%                                2.56%                               2.00%
------------------------------------------------------------------------------------------------------------------------------------
 $500,000 but
under $1 million                             2.00%                                2.04%                               1.60%
------------------------------------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

------------------------------------------------------------------------------------------------------------------------------------
                                       Sales charge as %                  Sales charge as % of               Dealer's commission as
     Amount of purchase                of offering price                     amount invested                   % of offering price
------------------------------------------------------------------------------------------------------------------------------------
$1 million up to $5 million                  none                                 none                                1.00%
------------------------------------------------------------------------------------------------------------------------------------
     Next $20 million
    up to $25 million                        none                                 none                                0.50%
------------------------------------------------------------------------------------------------------------------------------------
  Amount over $25 million                    none                                 none                                0.25%
------------------------------------------------------------------------------------------------------------------------------------


                         NAREIT Equity               NASD Regulation, Inc.       Nationally recognized
Maturity                 REIT Index                  (NASDR(SM))                 statistical ratings organization (NRSRO)
------------------------------------------------------------------------------------------------------------------------------------
The length of time       The NAREIT Equity REIT      The independent             A company that assesses the credit quality of
until a bond issuer      Index is a benchmark        subsidiary of the           bonds, commercial paper, preferred and common
must repay the           of real estate              National Association        stocks and municipal short-term issues, rating the
underlying loan          investment trusts that      of Securities Dealers,      probability that the issuer of the debt will meet
principal to             invest in many types        Inc. responsible for        the scheduled interest payments and repay the
bondholders.             of U.S. property.           regulating the              principal. Ratings are published by such companies
                                                     securities industry.        as Moody's Investors Service, Inc. (Moody's),
                                                                                 Standard & Poor's (S&P), Duff & Phelps, Inc.
                                                                                 (Duff), and Fitch IBCA, Inc. (Fitch).

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances, the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently no more than 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class described in the Prospectus has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

N-R   Net asset
      value (NAV)                        Preferred stock                    Price-to-earnings ratio
      ------------------------------------------------------------------------------------------------------------------------------
      The daily dollar value of          Preferred stock has                A measure of a stock's value
      one mutual fund share. Equal       preference over common stock       calculated by dividing the
      to a fund's net assets             in the payment of dividends        current market price of a
      divided by the number of           and liquidation of assets.         share of stock by its annual
      shares outstanding.                Preferred stocks also often        earnings per share. A stock
                                         pay dividends at a fixed           selling for $100 per share
                                         rate and are sometimes             with annual earnings per share
                                         convertible into common            of $5 has a P/E of 20.
                                         stock.

How to reduce your
sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Share class
       Program                 How it works                   A                       B                          C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of               X                  Although the Letter of Intent and Rights of
                           Intent you agree to                                  Accumulation do not apply to the purchase of
                           invest a certain amount                              Class B and C shares, you can combine your
                           in Delaware Investments                              purchase of Class A shares with your purchase
                           Funds (except money                                  of Class B and C shares to fulfill your
                           market funds with no                                 Letter of Intent or qualify for Rights of
                           sales charge) over a                                 Accumulation.
                           13-month period to
                           qualify for reduced
                           front-end sales charges.
------------------------------------------------------------------------
Rights of Accumulation     You can combine your              X
                           holdings or purchases of
                           all funds in the
                           Delaware Investments
                           family (except money
                           market funds with no
                           sales charge) as well as
                           the holdings and
                           purchases of your spouse
                           and children under 21 to
                           qualify for reduced
                           front-end sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of Redeemed   Up to 12 months after you   For Class A, you         For Class B, your account will      Not available.
Shares                     redeem shares, you can      will not have to pay     be credited with the
                           reinvest the proceeds       an additional            contingent deferred sales
                           without paying a sales      front-end sales          charge you previously paid on
                           charge as noted to the      charge.                  the amount you are
                           right.                                               reinvesting. Your schedule for
                                                                                contingent deferred sales
                                                                                charges and conversion to
                                                                                Class A will not start over
                                                                                again; it will pick up from
                                                                                the point at which you
                                                                                redeemed your shares.
------------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA, SEP IRA,       These investment plans            X                  There is no reduction in sales charge for
SARSEP, Prototype Profit   may qualify for reduced                              Class B or Class C shares for group purchases
Sharing, Pension,          sales charges by                                     by retirement plans.
401(k), SIMPLE 401(k),     combining the purchases
403(b)(7), and 457         of all members of the
Retirement Plans           group. Members of these
                           groups may also qualify
                           to purchase shares
                           without a front-end sales
                           charge and may qualify
                           for a waiver of any
                           contingent deferred sales
                           charges.
------------------------------------------------------------------------------------------------------------------------------------


Principal                     Prospectus                       Real estate investment trusts (REITs)      Redeem
------------------------------------------------------------------------------------------------------------------------------------
Amount of money you           The official offering            A real estate investment trust is a        To cash in your shares by
invest (also called           document that describes a        company that is usually traded             selling them back to the
capital). Also refers to      mutual fund, containing          publicly, that manages a portfolio         mutual fund.
a bond's original face        information required by the      of real estate to make profits for
value, due to be repaid       SEC, such as investment          shareholders.
at maturity.                  objectives, policies,
                              services and fees.

How to buy shares

[PERSON]
Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[ENVELOPE]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[WIRE]
By wire

Ask your bank to wire the amount you want to invest to the Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[EXCHANGE]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[AUTOMATED]
Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.


                                                                              SEC (Securities and
R-S   Risk                                Sales charge                        Exchange Commission)
      ------------------------------------------------------------------------------------------------------------------------------
      Generally defined as                Charge on the purchase or           Federal agency established by
      variability of value; also          redemption of fund shares           Congress to administer the
      credit risk, inflation risk,        sold through financial              laws governing the securities
      currency and interest rate          advisers. May vary with the         industry, including mutual
      risk. Different investments         amount invested. Typically          fund companies.
      involve different types and         used to compensate advisers
      degrees of risk.                    for advice and service
                                          provided.


How to buy shares
(continued)

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

                                                                                 Statement of Additional
Share classes            Signature guarantee         Standard deviation          Information (SAI)           Stock
------------------------------------------------------------------------------------------------------------------------------------
Different                Certification by a bank,    A measure of an             The document serving as     An investment that
classifications of       brokerage firm or other     investment's volatility;    "Part B" of a fund's        represents a share of
shares; mutual fund      financial institution       for mutual funds,           prospectus that provides    ownership (equity) in a
share classes offer a    that a customer's           measures how much a         more detailed               corporation. Stocks are
variety of sales         signature is valid;         fund's total return has     information about the       often referred to as
charge choices.          signature guarantees can    typically varied from       fund's organization,        equities.
                         be provided by members      its historical average.     investments, policies
                         of the STAMP program.                                   and risks.

How to redeem shares

[PERSON]
Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[ENVELOPE]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[TELEPHONE]
By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[WIRE]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[AUTOMATED]
Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.


                                         Uniform Gift to Minors Act and
T-V    Total return                      Uniform Transfers to Minors Act     Volatility
       -----------------------------------------------------------------------------------------------------------------------------
       An investment performance         Federal and state laws that         The tendency of an investment to go
       measurement, expressed as a       provide a simple way to             up or down in value by different
       percentage, based on the          transfer property to a minor        magnitudes. Investments that
       combined earnings from            with special tax advantages.        generally go up or down in value in
       dividends, capital gains                                              relatively small amounts are
       and change in price over a                                            considered "low volatility"
       given period.                                                         investments, whereas those
                                                                             investments that generally go up or
                                                                             down in value in relatively large
                                                                             amounts are considered "high
                                                                             volatility" investments.

How to redeem shares

(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares
- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift/Transfer to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------
Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Special services
(continued)

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.


MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.


Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.



Dividends, distributions and taxes
Dividends, if any, are paid quarterly and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


Certain management considerations
Investments by fund of funds
Delaware REIT Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware REIT Fund and Foundation Funds as a result of these transactions.

Financial highlights

                                                                                                                           Class A
                          ----------------------------------------------------------------------------------------------------------
                                                                                                                           Period
                                                                                                                          12/6/95(1)
                                                                            Year ended 10/31                              through
                         Delaware REIT Fund                               2000(3)     1999(3)     1998(2)       1997      10/31/96
                         -----------------------------------------------------------------------------------------------------------
The Financial            Net asset value, beginning of period             $11.300     $12.980      $16.260     $12.490      $10.000
highlights table is
intended to help you     Income (loss) from investment operations:
understand the
Fund's financial         Net investment income                              0.565       0.514        1.118       0.616        0.652
performance. All
"per share"              Net realized and unrealized gain (loss)
information reflects     on investments                                     2.165      (0.809)      (2.713)      4.664        1.938
financial results                                                         -------     -------      -------     -------      -------
for a single Fund
share. The total         Total from investment operations                   2.730      (0.295)      (1.595)      5.280        2.590
returns in the table                                                      -------     -------      -------     -------      -------
represent the rate       Less dividends and distributions
that an investor
would have earned or     Dividends from net investment income              (0.570)     (0.710)      (0.865)     (0.720)      (0.100)
lost on an
investment in the        Distributions from net realized gain
Fund, assuming the       on investments                                     -          (0.675)      (0.820)     (0.790)       -
reinvestment of all                                                       -------     -------      -------     -------      -------
dividends and
distributions. This
information has been     Total dividends and distributions                 (0.570)     (1.385)      (1.685)     (1.510)      (0.100)
audited by Ernst &                                                        -------     -------      -------     -------      -------
Young LLP, whose
report, along with       Net asset value, end of period                   $13.460     $11.300      $12.980     $16.260      $12.490
the Fund's financial                                                      =======     =======      =======     =======      =======
statements, is
included in the          Total return(4)                                   24.87%      (2.69%)     (10.98%)     46.50%       26.12%
Fund's annual
report, which is         Ratios and supplemental data
available upon
request by calling       Net assets, end of period (000 omitted)          $40,412     $23,975      $13,340     $60,089      $26,468
800.523.1918.
                         Ratio of expenses to average net assets            1.20%       1.20%        1.11%       0.82%        0.89%

                         Ratio of expenses to average net assets
                         prior to expense limitation and expenses
                         paid indirectly                                    1.40%       1.43%        1.27%       0.99%        1.02%

                         Ratio of net investment income to
                         average net assets                                 4.52%       4.18%        4.31%       4.25%        6.70%

                         Ratio of net investment income to
                         average net assets prior to expense
                         limitation and expenses paid indirectly            4.32%       3.95%        4.15%       4.08%        6.57%

                         Portfolio turnover                                   31%         48%          51%         58%         109%
                         -----------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Effective November 4, 1997, the original class of The Real Estate Investment Trust Portfolio was redesignated the Delaware REIT Fund A Class and became subject to a 0.25% 12b-1 distribution fee. Before that date, that class was not subject to such a fee; the financial highlights presented above have not been restated to reflect a 0.25% fee for the period prior to the portfolio redesignation. In conjunction with the redesignation of the original class, four additional classes of shares (Delaware REIT Fund B Class, Delaware REIT Fund C Class, Delaware REIT Fund Institutional Class and The Real Estate Investment Trust Portfolio Class) were created. Delaware REIT Fund A Class shares representing $54.9 million and $1.8 million were exchanged by shareholders for Delaware REIT Fund Real Estate Investment Trust Portfolio Class and Delaware REIT Fund Institutional Class shares, respectively.
(3) Per Share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects expense limitations in effect for the Fund.

                                                 Net realized and unrealized gain
How to read the         Net investment income    (loss) on investments                                Net asset value (NAV)
Financial highlights    ---------------------------------------------------------------------------------------------------
                        Net investment           A realized gain on investments occurs when we sell   This is the value of
                        income includes          an investment at a profit, while a realized loss     a mutual fund share,
                        dividend and             on investments occurs when we sell an investment     calculated by
                        interest income          at a loss. When an investment increases or           dividing the net
                        earned from a fund's     decreases in value but we do not sell it, we         assets by the number
                        investments; it is       record an unrealized gain or loss. The amount of     of shares
                        after expenses have      realized gain per share that we pay to               outstanding.
                        been deducted.           shareholders is listed under "Less dividends and
                                                 distributions-Distributions from net realized gain
                                                 on investments."



                                       Class B                                      Class C
--------------------------------------------------------------------------------------------
                                        Period                                       Period
                    Year ended     11/11/97(1)                  Year ended       11/11/97(1)
                         10/31         through                       10/31           through
    2000(3)            1999(3)        10/31/98          2000(3)     1999(3)         10/31/98
----------------------------------------------         -------------------------------------
   $11.300            $12.990         $16.230          $11.300     $12.990          $16.230

     0.473              0.422           0.914            0.473       0.422            0.914

     2.162             (0.810)         (2.559)           2.162      (0.810)          (2.559)
   -------            -------         -------          -------     -------          -------

     2.635             (0.388)         (1.645)           2.635      (0.388)          (1.645)
   -------            -------         -------          -------     -------          -------

    (0.475)            (0.627)         (0.775)          (0.475)     (0.627)          (0.775)

         -             (0.675)         (0.820)           -          (0.675)          (0.820)
   -------            -------         -------          -------     -------          -------

    (0.475)            (1.302)         (1.595)          (0.475)     (1.302)          (1.595)
   -------            -------         -------          -------     -------          -------

   $13.460            $11.300         $12.990          $13.460     $11.300          $12.990
   =======            =======         =======          =======     =======          =======

    23.92%             (3.43%)        (11.31%)          23.92%      (3.43%)         (11.31%)

   $16,547            $13,575         $12,802           $8,513      $3,657           $2,435

     1.95%              1.95%           1.86%            1.95%       1.95%            1.86%

     2.15%              2.18%           2.02%            2.15%       2.18%            2.02%

     3.77%              3.43%           3.56%            3.77%       3.43%            3.56%

     3.57%              3.20%           3.40%            3.57%       3.20%            3.40%

       31%                48%             51%              31%         48%              51%

                                                                                 Ratio of net
                                                         Ratio of expenses to    investment income
Total return                     Net assets              average net assets      to average net assets    Portfolio turnover rate
------------------------------------------------------------------------------------------------------------------------------------
This represents the rate that    Net assets represent    The expense ratio is    We determine this        This figure tells
an investor would have earned    the total value of      the percentage of       ratio by dividing        you the amount of
or lost on an investment in a    all the assets in       net assets that a       net investment           trading activity in
fund. In calculating this        the Fund's              fund pays annually      income by average        a fund's portfolio.
figure for the financial         portfolio, less any     for operating           net assets.              For example, a fund
highlights table, we include     liabilities, that       expenses and                                     with a 50% turnover
fee waivers, exclude front-end   are attributable to     management fees.                                 has bought and sold
and contingent deferred sales    that class of a         These expenses                                   half of the value of
charges, and assume the          fund.                   include accounting                               its total investment
shareholder has reinvested all                           and administration                               portfolio during the
dividends and realized gains.                            expenses, services                               stated period.
                                                         for shareholders,
                                                         and similar
                                                         expenses.

                                                                              21

Delaware
REIT Fund


  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

  You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.

  Web site

  www.delawareinvestments.com

  E-mail

  service@delinvest.com

  Shareholder Service Center

  800.523.1918

  Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

  Delaphone Service

  800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R)service.

  Registrant's Investment Company Act file number: 811-6322

Delaware REIT Fund Symbols

                               CUSIP          NASDAQ
                               -----          ------
  Class A                     246248868       DPREX
  Class B                     246248819       DPRBX
  Class C                     246248793       DPRCX




DELAWARE(SM)
INVESTMENTS
===========
Philadelphia o London

P-095 [--] BUR 2/01

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Delaware
REIT Fund

Institutional Class

Prospectus February 28, 2001


Total Return Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profile                                               page 2
Delaware REIT Fund                                              2
 .................................................................
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              7
 .................................................................
Who manages the Fund                                       page 9
Investment manager                                              9
Portfolio managers                                              9
Fund administration (Who's who)                                10
 .................................................................
About your account                                        page 11
Investing in the Fund                                          11
How to buy shares                                              12
How to redeem shares                                           14
Account minimum                                                15
Exchanges                                                      15
Dividends, distributions and taxes                             15
Certain management considerations                              15
 .................................................................
Financial highlights                                      page 16

Profile: Delaware REIT Fund

What are the Fund's goals?

The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to achieve its goal, there is no assurance that it will.


Who should invest in the Fund

o Investors seeking a high level of total return.

o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.


Who should not invest in the Fund

o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short-term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

What are the Fund's main investment strategies? Delaware REIT Fund invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Fund's total assets in equity securities of real estate investment trusts (REITs).

In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o  retain a substantial portion of the properties' cashflow;

o  effectively use capital to expand;

o  have a strong ability to raise rents; and,

o  can create a franchise value for the REIT.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities held by the Fund.

Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please turn to page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

How has Delaware REIT Fund performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of                          Year-by-year total return (Institutional Class)
investing in the Fund. We show returns for the Institutional
Class shares for the past three calendar years, as well as
average annual returns for the past year and since inception.
The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense
limitations. The returns would be lower without the
limitations.
                                                                         -12.09%              -2.57%              32.83%
During the periods illustrated in this bar chart, the          ---------------------------------------------------------------------
Institutional Class' highest return was 13.29% for the                     1998                1999                2000
quarter ended June 30, 2000 and its lowest return was -8.93%
for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/00

                                                                   NAREIT Equity
                                       Institutional Class            REIT Index

1 year                                       32.83%                     26.35%
Since inception (11/11/97)                    6.04%                      1.23%

The Fund's returns are compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


What are Delaware REIT Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments        Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.             purchases as a percentage of offering price                 none

                                                                   Maximum contingent deferred sales charge (load)
                                                                    as a percentage of original purchase price or
                                                                    redemption price, whichever is lower                        none

                                                                   Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                        none

                                                                   Redemption fees                                              none

                                                                   Exchange fees(1)                                             none

------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's        Management fees                                            0.75%
assets.
                                                                   Distribution and service (12b-1) fees                       none

                                                                   Other expenses                                             0.40%

                                                                   Total operating expenses                                   1.15%

                                                                   Fee waivers and payments(2)                               (0.05%)

                                                                   Net expenses(2)                                            1.10%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of           1 year                                                       $112
investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives. We show the       3 years                                                      $360
cumulative amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time       5 years                                                      $628
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those           10 years                                                   $1,393
shown here.



(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) Effective March 1, 2001, the investment manager has contracted to waive fees and pay expenses through February 28, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.10% of average daily net assets. Expense information in the table has been restated to reflect the new waiver level.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. The following describes how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts (REITs). The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.


How to use
this glossary                                 Glossary A-C    Amortized cost                           Average maturity
                                                              ----------------------------------------------------------------------
This glossary includes definitions of                         Amortized cost is a method used to       An average of when the
investment terms used throughout the                          value a fixed-income security that       individual bonds and other
Prospectus. If you would like to know the                     starts with the face value of the        debt securities held in a
meaning of an investment term that is not                     security and then adds or subtracts      portfolio will mature.
explained in the text please check the                        from that value depending on whether
glossary.                                                     the purchase price was greater or less
                                                              than the value of the security at
                                                              maturity. The amount greater or less
                                                              than the par value is divided equally
                                                              over the time remaining until
                                                              maturity.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts: A company, usually traded publicly,    We may invest without limit in shares of REITs.
that manages a portfolio of real estate to earn profits for
shareholders.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Fund, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Industry Operating Companies: We consider a REOC to be    We may invest without limit in REOCs.
a company that derives at least 50% of its gross revenues or net profits from

(1) Ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or

(2) products or services related to the real estate industry, such as building supplies or mortgage servicing.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts: Securities of    The Fund's investments may from time to time include sponsored
foreign entities issued directly or, in the case of American          or unsponsored American Depositary Receipts that are actively
Depositary Receipts, through a U.S. bank. ADRs represent the          traded in the United States.
bank's holdings of a stated number of shares of a foreign
corporation. An ADR entitles the holder to all dividends and          We may invest up to 10% of the Fund's assets in foreign
capital gains earned by the underlying foreign shares. ADRs are       securities.
bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or sell a       If we have stocks that appreciated in price, we may want to
security or group of securities at an agreed upon price at a          protect those gains when we anticipate adverse conditions. We
future date. The purchaser of an option may or may not choose to      might use options or futures to neutralize the effect of any
go through with the transaction.                                      price declines, without selling the security. We might also use options or futures to gain exposure to a particular market
Writing a covered call option on a security obligates the owner of    segment without purchasing individual securities in that
the security to sell it at an agreed upon price on an agreed upon     segment. We might use this approach if we had excess cash that
date (usually no more than nine months in the future). If the Fund    we wanted to invest quickly.
owns a security and writes a covered call on that security, the
Fund will receive a premium payment from the purchaser of the         We might use covered call options if we believe that doing so
call, but if the security appreciates to a price greater than the     would help the Fund to meet its investment objective.
agreed upon selling price, the Fund would lose out on those gains.
                                                                      Use of these strategies can increase the operating costs of
Futures contracts are agreements for the purchase or sale of          the Fund and can lead to loss of principal.
securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.
------------------------------------------------------------------------------------------------------------------------------------

Bond                                                            Bond ratings                            Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,              Independent evaluations of              The amount of money you
municipality or government agency. In return for lending        creditworthiness, ranging from          invest.
money to the issuer, a bond buyer generally receives fixed      Aaa/AAA (highest quality) to D
periodic interest payments and repayment of the loan amount     (lowest quality). Bonds rated
on a specified maturity date. A bond's price changes prior      Baa/BBB or better are considered
to maturity and typically is inversely related to current       investment grade. Bonds rated Ba/BB
interest rates. When interest rates rise, bond prices fall,     or lower are commonly known as junk
and when interest rates fall, bond prices rise.                 bonds. See also Nationally
                                                                recognized statistical rating
                                                                organization.

------------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer of securities,    Typically, we use repurchase agreements as a short-term
such as the Fund, and a seller of securities, in which the seller     investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time at the      repurchase agreements, the Fund must have collateral of at
same price the buyer paid for them, plus an amount equal to an        least 102% of the repurchase price. Except when we believe a
agreed upon interest rate. Repurchase agreements are often viewed     temporary defensive approach is appropriate, the Fund will not
as equivalent to cash.                                                hold more than 5% of its total assets in cash or other
                                                                      short-term investments. All short-term investments will be rated AAA by Standard & Poor's or Aaa by Moody's Investors
                                                                      Service or if unrated, be of comparable quality, based on our evaluation. The Fund will only enter into repurchase
                                                                      agreements in which the collateral is U.S. government
                                                                      securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose resale is    We may invest in privately placed securities that are eligible
restricted under securities law.                                      for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                      Securities. We may invest without limitation in Rule 144A
                                                                      Securities that are deemed to be liquid. Illiquid Rule 144A
                                                                      Securities together with other restricted securities are
                                                                      limited to 15% of total Fund assets.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready market,      We may invest up to 15% of net assets in illiquid securities.
and cannot be sold within seven days at approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Delaware REIT Fund may also invest in convertible securities including enhanced convertible securities, as well as mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs for the Fund and higher tax liability for Fund shareholders.


                                Capital gains                                   Consumer Price Index
C-D   Capital appreciation      distributions            Compounding            (CPI)                  Corporate bond
      ------------------------------------------------------------------------------------------------------------------------------
      An increase in the value  Payments to mutual fund  Earnings on an         Measurement of U.S.    A debt security issued by a
      of an investment.         shareholders of profits  investment's previous  inflation;             corporation. See Bond.
                                (realized gains) from    earnings.              represents the price
                                the sale of a fund's                            of a basket of
                                portfolio securities.                           commonly purchased
                                Usually paid once a                             goods.
                                year; may be either
                                short-term gains or
                                long-term gains.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                            Risks                                                  How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the securities      We maintain a long-term investment approach and focus on
in a certain market--like the stock or bond market--will decline      securities we believe can appreciate over an extended time
in value because of factors such as economic conditions, future       frame regardless of interim market fluctuations. We do not try
expectations or investor confidence.                                  to predict overall market movements and generally do not trade for short-term purposes.

                                                                      We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of              In Delaware REIT Fund we hold a number of different individual
securities in a particular industry or the value of an individual     securities, seeking to manage security risk. However, we do
stock or bond will decline because of changing expectations for       concentrate on the real estate industry. As a consequence, the
the performance of that industry or for the individual company        share price of the Fund may fluctuate in response to factors
issuing the stock or bond.                                            affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The
                                                                      Fund may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease in       Delaware REIT Fund is subject to interest rate risk. If the
value if interest rates rise and conversely rise in value when        Fund invests in real estate investment trusts that hold fixed
interest rates fall.                                                  rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate obligations. We strive to manage this risk by monitoring interest rates and
                                                                      evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.
------------------------------------------------------------------------------------------------------------------------------------
Real estate industry risks include among others:                      Since the Fund invests principally in REITs, it is subject to the risks associated with the real estate industry. We will
o possible declines in the value of real estate;                      strive to manage these risks through careful selection of
                                                                      individual REIT securities; however, investors should
o risks related to economic conditions;                               carefully consider these risks before investing in the Fund.

o possible shortage of mortgage funds;

o overbuilding and extended vacancies;

o increased competition;

o changes in property taxes, operating expenses or zoning laws;

o costs of environmental clean-up, or damages from natural disasters;

o limitations or fluctuations in rent payments;

o cashflow fluctuations; and

o defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or failing to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940.
------------------------------------------------------------------------------------------------------------------------------------

                        Currency exchange                                                 Dividend
Cost basis              rates                 Depreciation          Diversification       distribution          Duration
------------------------------------------------------------------------------------------------------------------------------------
The original purchase   The price at which    A decline in an       The process of        Payments to mutual    A measurement of a
price of an             one country's         investment's value.   spreading             fund shareholders of  fixed-income
investment, used in     currency can be                             investments among a   dividends passed      investment's price
determining capital     converted into                              number of different   along from the        volatility. The
gains and losses.       another's. This                             securities, asset     fund's portfolio of   larger the number,
                        exchange rate varies                        classes or            securities.           the greater the
                        almost daily                                investment styles to                        likely price change
                        according to a wide                         reduce the risks of                         for a given change
                        range of political,                         investing.                                  in interest rates.
                        economic and other
                        factors.


------------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified funds Non-diversified investment companies have       Delaware REIT Fund is a non-diversified fund and subject to
the flexibility to invest as much as 50% of their assets in as few    this risk. Nevertheless, we typically hold securities from a
as two issuers with no single issuer accounting for more than 25%     variety of different issuers, representing different sectors
of the portfolio. The remaining 50% of the portfolio must be          of the real estate industry. We also perform extensive
diversified so that no more than 5% of a fund's assets is invested    analysis on all securities. We are particularly diligent in
in the securities of a single issuer. Because a non-diversified       reviewing securities that represent a larger percentage of
fund may invest its assets in fewer issuers, the value of fund        portfolio assets.
shares may increase or decrease more rapidly than if the fund were fully diversified.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be adversely     We may invest up to 10% of the Delaware REIT Fund's total
affected by political instability, changes in currency exchange       assets in foreign securities; however we typically invest only
rates, foreign economic conditions or inadequate regulatory and       a small portion of assets in foreign securities, so this is
accounting standards.                                                 not expected to be a major risk to the Fund.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that the
Fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risks is the possibility that a fund may          Delaware REIT Fund may use futures contracts and options on
experience a loss if it employs an options or futures strategy        futures contracts, as well as options on securities for
related to a security or a market index and that security or index    hedging purposes. We limit the amount of the Fund's assets
moves in the opposite direction from what the manager anticipated.    that may be committed to these strategies. Our obligations
Futures and options also involve additional expenses, which could     related to futures and options transactions will not exceed
reduce any benefit or increase any loss that the Fund experiences     20% of the Fund's total assets and we will not enter into
from using the strategy.                                              additional futures contracts or options on them if more than
                                                                      5% of the Fund's assets would be required as margin deposits
Options and futures contracts on foreign currencies, and forward      or premiums on the options.
contracts, entail particular risks related to conditions affecting the underlying currency.
------------------------------------------------------------------------------------------------------------------------------------


E-M   Expense ratio                                                     Financial adviser
      ------------------------------------------------------------------------------------------------------------------------------
      A mutual fund's total operating expenses, expressed as a          Financial professional (e.g., broker, banker, accountant,
      percentage of its total net assets. Operating expenses are the    planner or insurance agent) who analyzes clients' finances
      costs of running a mutual fund, including management fees,        and prepares personalized programs to meet objectives.
      offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares.
      They are paid from the fund's assets before any earnings are distributed to shareholders.


Who manages the Fund

Investment
manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid a fee equal to 0.55% of the Fund's average daily net assets for the last fiscal year. This fee reflects a waiver of fees by the manager. Effective March 1, 2001, the level of the waiver changed. Had the new waiver been in place throughout the last fiscal year, the manager would have been paid a fee equal to 0.70% of the Fund's average daily net assets.


Portfolio
managers

Damon J. Andres and Thomas J. Trotman have primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.

Damon J. Andres, Vice President/Portfolio Manger, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on the REIT management team since 1997.

Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on the REIT management team since 1998.




Fixed-income securities                  Inflation                      Investment goal             Management fee
------------------------------------------------------------------------------------------------------------------------------------
With fixed-income securities,            The increase in the cost of    The objective, such as      The amount paid by a mutual fund
the money you originally invested        goods and services over        long-term capital growth    to the investment adviser for
is paid back at a pre-specified          time. U.S. inflation           or high current income,     management services, expressed
maturity date. These securities,         is frequently measured         that a mutual fund          as an annual percentage of the
which include government, corporate      by changes in the Consumer     pursues.                    fund's average daily net assets.
or municipal bonds, as well as           Price Index (CPI).
money market securities, typically
pay a fixed rate of return (often
referred to as interest). See Bonds.


Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------  The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------          One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                               Sub-distributor                 |
                                     Lincoln Financial Distributors, Inc.      |
                                              350 Church Street                |
                                             Hartford, CT 06103                |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial Advisers
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware REIT Fund) that rely on certain exemptive rules disseminated by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Sub-distributor Lincoln Financial Distributors, Inc. (LFD) serves as the Fund's sub-distributor pursuant to a contractual arrangement with Delaware Distributors, L.P. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.


                                                                          NAREIT Equity              NASD Regulation,
M-P   Market capitalization                        Maturity               REIT Index                 Inc. (NASDR(SM))
    ------------------------------------------------------------------------------------------------------------------------
      The value of a corporation determined by     The length of time     The NAREIT Equity REIT     The independent
      multiplying the current market price of      until a bond issuer    Index is a benchmark of    subsidiary of the
      a share of common stock by the number        must repay the         real estate investment     National Association
      of shares held by shareholders. A            underlying loan        trusts that invest in      of Securities Dealers,
      corporation with one million shares          principal to           many types of U.S.         Inc. responsible for
      outstanding and the market price per         bondholders.           property.                  regulating the
      share of $10 has a market capitalization                                                       securities industry.
      of $10 million.


About your account

Investing in
the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of the Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.


Nationally recognized statistical ratings
organization (NRSRO)                           Net asset value (NAV)           Preferred stock          Price-to-earnings ratio
------------------------------------------------------------------------------------------------------------------------------------
A company that assesses the credit quality     The daily dollar value of       Preferred stock has      A measure of a stock's value
of bonds, commercial paper, preferred          one mutual fund share. Equal    preference over common   calculated by dividing the
and common stocks and municipal short-term     to a fund's net assets divided  stock in the payment     current market price of
issues, rating the probability that the        by the number of shares         of dividends and         a share of stock by its
issuer of the debt will meet the scheduled     outstanding.                    liquidation of assets.   annual earnings per share.
interest payments and repay the principal.                                     Preferred stocks also    A stock selling for
Ratings are published by such companies                                        often pay dividends      $100 per share with annual
as Moody's Investors Service, Inc. (Moody's),                                  at a fixed rate and      earnings per share of $5
Standard & Poor's (S&P), Duff & Phelps, Inc.                                   are sometimes            has a P/E of 20.
(Duff), and Fitch IBCA, Inc. (Fitch).                                          convertible into
                                                                               common stock.

How to buy shares

[GRAPHIC OF ENVELOPE OMITTED]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OF WIRE SYMBOL OMITTED]

By wire

Ask your bank to wire the amount you want to invest to the Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[GRAPHIC OF EXCHANGE SYMBOL OMITTED]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[GRAPHIC SYMBOL OF FINANCIAL ADVISER OMITTED]

Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


                                                           Real estate investment
P-S   Principal             Prospectus                     trusts (REITs)                Redeem
    -----------------------------------------------------------------------------------------------------------------------------
      Amount of money       The official offering          A real estate investment      To cash in your shares
      you invest (also      document that describes        trust is a company that       by selling them back
      called capital).      a mutual fund, containing      is usually traded publicly,   to the mutual fund.
      Also refers to        information required by        that manages a portfolio
      a bond's original     the SEC, such as investment    of real estate to make
      face value, due       objectives, policies,          profits for shareholders.
      to be repaid at       services and fees.
      maturity.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.




                                                  SEC (Securities and
Risk                   Sales charge               Exchange Commission)    Share classes        Signature guarantee
-----------------------------------------------------------------------------------------------------------------------------
Generally defined as   Charge on the purchase     Federal agency          Different            Certification by a bank,
variability of value;  or redemption of fund      established by          classifications      brokerage firm or other
also credit risk,      shares sold through        Congress to             of shares; mutual    financial institution
inflation risk,        financial advisers. May    administer the          fund share classes   that a customer's
currency and interest  vary with the amount       laws governing          offer a variety      signature is valid;
rate risk. Different   invested. Typically used   the securities          of sales charge      signature guarantees
investments involve    to compensate advisers     industry,               choices.             can be provided by
different types        for advice and service     including mutual                             members of the STAMP
and degrees of risk.   provided.                  fund companies.                              program.


How to redeem shares

[GRAPHIC OF ENVELOPE OMITTED]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OF TELEPHONE SYMBOL OMITTED]

By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OF WIRE SYMBOL OMITTED]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC SYMBOL OF FINANCIAL ADVISER OMITTED]

Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a fee for this service.


                                        Statement of Additional
S-V    Standard deviation               Information (SAI)                         Stock
     ---------------------------------------------------------------------------------------------------------------
       A measure of an investment's     The document serving as "Part B" of       An investment that represents a
       volatility; for mutual           a fund's prospectus that provides more    share of ownership (equity) in a
       funds, measures how much a       detailed information about the fund's     corporation. Stocks are often
       fund's total return has          organization, investments, policies and   referred to as "equities."
       typically varied from its        risks.
       historical average.


If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes

Dividends, if any, are paid quarterly and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds

Delaware REIT Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transaction could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware REIT Fund and Foundation Funds as a result of these transactions.



Total return                                  Volatility
-----------------------------------------------------------------------------------------------------------------------------
An investment performance measurement,        The tendency of an investment to go up or down in value
expressed as a percentage, based on the       by different magnitudes. Investments that generally go
combined earnings from dividends,             up or down in value in relatively small amounts
capital gains and change in price over        are considered "low volatility" investments, whereas
a given period.                               those investments that generally go up or down in
                                              value in relatively large amounts are considered
                                              "high volatility" investments.


Financial highlights

                                                                                                Institutional Class
--------------------------------------------------------------------------------------------------------------------
                                                                                                            Period
                                                                                                          11/11/97(1)
                                                                                     Year Ended 10/31       through
The Financial                  Delaware REIT Fund                                   2000(2)    1999(2)     10/31/98
highlights table               -------------------------------------------------------------------------------------
is intended to                 Net asset value, beginning of period                $11.310     $12.990      $16.230
help you understand
the Fund's financial           Income (loss) from investment operations
performance. All
"per share" information        Net investment income                                 0.596       0.545        1.134
reflects financial
results for a single           Net realized and unrealized gain (loss) on
Fund share. The total            investments                                         2.167      (0.807)      (2.659)
returns in the table                                                               -------     -------      -------
represent the rate that        Total from investment operations                      2.763      (0.262)      (1.525)
an investor would have                                                             -------     -------      -------
earned or lost on an           Less dividends and distributions
investment in the Fund,
assuming the reinvestment      Dividends from net investment income                 (0.603)     (0.743)      (0.895)
of all dividends and
distributions. This            Distributions from net realized gain
information has been              on investments                                         -      (0.675)      (0.820)
audited by Ernst &                                                                 -------     -------      -------
Young LLP, whose report,       Total dividends and distributions                    (0.603)     (1.418)      (1.715)
along with the Fund's                                                              -------     -------      -------
financial statements, is       Net asset value, end of period                      $13.470     $11.310      $12.990
included in the Fund's                                                             =======     =======      =======
annual report, which is        Total return(3)                                      25.18%      (2.42%)     (10.56%)
available upon request
by calling 800.523.1918.
                               Ratios and supplemental data

                               Net assets, end of period (000 omitted)              $2,013      $1,313       $1,504

                               Ratio of expenses to average net assets               0.95%       0.95%        0.86%

                               Ratio of expenses to average net assets
                                  prior to expense limitation and expenses
                                  paid indirectly                                    1.15%       1.18%        1.02%

                               Ratio of net investment income to average
                                  net assets                                         4.77%       4.43%        4.56%

                               Ratio of net investment income to average
                                  net assets prior to expense limitation and
                                  expenses paid indirectly                           4.57%       4.20%        4.40%

                               Portfolio turnover                                      31%         48%          51%

                              --------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes the reinvestment of distributions at net asset value. Total return reflects expense limitations in effect for the Fund.


How to read the
Financial highlights
                     --------------------------------------------------------------------------------------------------------------
                      Net investment income       Net asset value (NAV)         Ratio of expenses to         Portfolio turnover rate
                      Net investment income       This is the value of a        average net assets           This figure tells you
                      includes dividend           mutual fund share,            The expense ratio is the     the amount of trading
                      and interest income         calculated by dividing        percentage of net assets     activity in a fund's
                      earned from a fund's        the net assets by the         that a fund pays annually    portfolio. For
                      investments; it is          number of shares              for operating expenses and   example, a fund with a
                      after expenses have         outstanding.                  management fees. These       50% turnover has bought
                      been deducted.                                            expenses include accounting  and sold half of the
                                                                                and administration expenses, value of its total
                                                  Total return                  services for shareholders,   investment portfolio
                      Net realized and            This represents the rate      and similar expenses.        during the stated
                      unrealized gain (loss)      that an investor would have                                period.
                      on investments              earned or lost on an
                      A realized gain on          investment in a fund. In      Ratio of net investment
                      investments occurs when     calculating this figure       income to average
                      we sell an investment       for the financial highlights  net assets
                      at a profit, while a        table, we include fee         We determine this ratio by
                      realized loss on            waivers, and assume the       dividing net investment
                      investments occurs when     shareholder has reinvested    income by average net assets.
                      we sell an investment       all dividends and realized
                      at a loss. When an          gains.
                      investment increases or
                      decreases in value but      Net assets
                      we do not sell it,          Net assets represent the
                      we record an unrealized     total value of all the
                      gain or loss. The           assets in a fund's portfolio,
                      amount of realized gain     less any liabilities, that
                      per share that we pay to    are attributable to that
                      shareholders is listed      class of the fund.
                      under "Less dividends and
                      distributions-Distributions
                      from net realized gain on
                      investments."


Delaware

REIT Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Client Service Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R)service.

Registrant's Investment Company Act file number: 811-6322

Delaware REIT Fund Symbols

                               CUSIP                     NASDAQ
                               -----                     ------
Institutional Class          246248777                   DPRSX



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


P-186 [--] BUR 2/01

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Delaware
Pooled Trust

Prospectus February 28, 2001

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Delaware
Pooled Trust

Prospectus February 28, 2001

This Prospectus offers 25 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net-worth individuals. Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED                                      FIXED-INCOME ORIENTED
The Large-Cap Value Equity Portfolio                 The Intermediate Fixed Income Portfolio
The Large-Cap Growth Equity Portfolio                The Aggregate Fixed Income Portfolio
The Core Equity Portfolio                            The High-Yield Bond Portfolio
The Balanced Portfolio                               The Diversified Core Fixed Income Portfolio
The Equity Income Portfolio                          The Global Fixed Income Portfolio
The Select Equity Portfolio                          The International Fixed Income Portfolio
The Mid-Cap Growth Equity Portfolio
The Small-Cap Value Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio +
The Real Estate Investment Trust Portfolio II ++     ASSET ALLOCATION
The Global Equity Portfolio                          The Asset Allocation Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The International Small-Cap Portfolio
The International Large-Cap Equity Portfolio
The All-Cap Growth Equity Portfolio


 + The Real Estate Investment Trust Portfolio offers five classes of shares.
   This Prospectus relates only to The Real Estate Investment Trust Portfolio class, which commenced operations on November 4, 1997.
++ The Real Estate Investment Trust Portfolio and The Real Estate Investment
   Trust Portfolio II are sometimes referred to collectively as "The Real Estate Investment Trust Portfolios" in this Prospectus.

The Asset Allocation Portfolio is a "fund of funds" which invests primarily in several of the Portfolios of the Fund. It is a series of Delaware Group Foundation Funds (Foundation Funds), which is also a mutual fund. Although The Asset Allocation Portfolio is technically not a Portfolio of the Fund, all references in this Prospectus to "Portfolio" or the "Fund" shall include The Asset Allocation Portfolio, unless otherwise noted.


--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

------------------------------------------------------------------
Risk/Return Summary: Investments, Risks and Performance
The Large-Cap Value Equity Portfolio                       Page 1
The Large-Cap Growth Equity Portfolio                           3
The Core Equity Portfolio                                       5
The Balanced Portfolio                                          7
The Equity Income Portfolio                                     9
The Select Equity Portfolio                                    11
The Mid-Cap Growth Equity Portfolio                            13
The Small-Cap Value Equity Portfolio                           15
The Small-Cap Growth Equity Portfolio                          17
The Real Estate Investment Trust Portfolios                    19
The Global Equity Portfolio                                    23
The International Equity Portfolio                             26
The Labor Select International Equity Portfolio                29
The Emerging Markets Portfolio                                 32
The International Small-Cap Portfolio                          35
The International Large-Cap Equity Portfolio                   38
The All-Cap Growth Equity Portfolio                            41
The Intermediate Fixed Income Portfolio                        43
The Aggregate Fixed Income Portfolio                           45
The High-Yield Bond Portfolio                                  47
The Diversified Core Fixed Income Portfolio                    50
The Global Fixed Income Portfolio                              53
The International Fixed Income Portfolio                       56
The Asset Allocation Portfolio                                 59

Additional Investment Information                              63

Risk Factors                                                   69

Management of the Fund                                         74
Shareholder Services                                           81


How to Purchase Shares                                         82
Redemption of Shares                                           83
Valuation of Shares                                            86
Dividends and Capital Gains Distributions                      86
Taxes                                                          87

Financial Highlights                                           88

Appendix A                                                    108

Profile: The Large-Cap Value Equity Portfolio

What is the Portfolio's goal?

The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests in equity securities of companies which, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Stock Index (S&P 500 Index) and which, in the investment adviser's opinion, offer capital gains potential as well. In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time it will invest in sponsored or unsponsored American Depositary Receipts actively traded in the United States. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in large-cap equity securities which include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stock. The Portfolio may hold cash or invest in short-term debt securities or other money market instruments (normally, not more than 5% of its total assets) when, in our opinion, such holdings are prudent given the prevailing market conditions. For purposes of this Portfolio, large capitalization stocks will be defined to mean those whose issuers have a market capitalization of $5 billion or more (at the time of purchase).

We seek to invest in high-yielding equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase generally will exhibit the following characteristics at the time of purchase: 1) a dividend yield greater than the prevailing yield of the S&P 500 Index; 2) a price-to-book ratio lower than the average large capitalization company; and 3) a below-market price-to-earnings ratio.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year-by-year total return (The Large-Cap Value Equity Portfolio)
This bar chart and table can help you evaluate the risks of
investing in The Large-Cap Value Equity Portfolio. We show
how returns for The Large-Cap Value Equity Portfolio have
varied over the past eight calendar years, as well as
average annual returns for one and five years and since
inception - with average annual returns compared to the
performance of the S&P 500 Index. The S&P 500 Index is an
index of 500 widely held common stocks that is often used to   19.44%    3.42%    34.06%   20.60%   30.53%   11.84%  -2.06%   12.86%
represent performance of the U.S. stock market. The index is   ------    ------   ------   ------   ------   ------  ------   ------
unmanaged and does not include the actual costs of buying,      1993      1994     1995     1996     1997     1998    1999     2000
selling and holding securities. The Portfolio's past
performance does not necessarily indicate how it will          During the periods illustrated in this bar chart, The Large-Cap Value
perform in the future. During the periods shown, Delaware      Equity Portfolio's highest quarterly return was 14.92% for the
Management Company has voluntarily waived fees and paid        quarter ended June 30, 1997 and its lowest quarterly return was
expenses of The Large-Cap Value Equity Portfolio. Returns      -10.87% for the quarter ended September 30, 1998.
would be lower without the voluntary waiver and payment.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/00

                                    The Large-Cap
                                    Value Equity           S&P 500
                                     Portfolio              Index

1 year                                 12.86%               -9.10%
5 years                                14.24%               18.41%
Since inception (2/3/92)               15.67%               18.76%

------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.      Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price                 None
                                                                   Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                        None
                                                                   Purchase reimbursement fees                                  None
                                                                   Redemption reimbursement fees                                None
                                                                   Exchange fees                                                None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from              Investment advisory fees(1)                                 0.55%
The Large-Cap Value Equity Portfolio's assets.                     Distribution and service (12b-1) fees                        None
                                                                   Other expenses(1)                                           0.20%
                                                                   Total operating expenses(1)                                 0.75%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of           1 year                                                        $77
investing in the Portfolio to the cost of investing in other       3 years                                                      $240
mutual funds with similar investment objectives. We show the       5 years                                                      $417
cumulative amount of Portfolio expenses on a hypothetical          10 years                                                     $930
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.48% and 0.68%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Large-Cap Growth Equity Portfolio

What is the Portfolio's goal?

The Large-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its goal by investing primarily in equity securities of large-capitalization companies which we believe present, at the time of purchase, significant long-term earnings growth potential based on our analysis of their historic or projected earnings growth rate, price-to-earnings ratio and cash flows. For purposes of this Portfolio, we will generally consider large-capitalization companies to be those that have a market capitalization of $10 billion or more (at the time of purchase).

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

o a history of high growth in earnings-per-share;

o projections for high future growth or acceleration in earnings-per-share;

o a price-to-earnings ratio that is high relative to other stocks; or

o discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. The Portfolio may be subject to greater investment risk than assumed by other funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Large-Cap Growth Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.       Maximum sales charge (load) imposed on
                                                                     purchases as a percentage of offering price                None
                                                                    Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                       None
                                                                    Purchase reimbursement fees                                 None
                                                                    Redemption reimbursement fees                               None
                                                                    Exchange fees                                               None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from               Investment advisory fees(1)                                0.65%
The Large-Cap Growth Equity Portfolio's assets.                     Distribution and service (12b-1) fees                       None
                                                                    Other expenses(1/2)                                        0.55%
                                                                    Total operating expenses(1)                                1.20%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of            1 year                                                      $122
investing in the Portfolio to the cost of investing in other        3 years                                                     $381
mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.80% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.25% and 0.80%, respectively.
(2) Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Core Equity Portfolio

What are the Portfolio's goals?

The Core Equity Portfolio seeks capital appreciation and income. Although the Portfolio will strive to achieve its goals, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objectives by investing primarily in income-producing common stocks, with a focus on common stocks that we believe have the potential for above average dividend increases over time. Under normal circumstances, the Portfolio will generally invest at least 65% of its total assets in dividend paying common stocks.

In selecting stocks for the Portfolio, we will focus primarily on dividend paying common stocks issued by companies with market capitalizations in excess of $100 million but we are not precluded from purchasing shares of companies with market capitalizations of less than $100 million. In seeking stocks with potential for above average dividend increases, we will consider such factors as the historical growth rate of a company's dividends, the frequency of prior dividend increases, the issuing company's potential to generate cash flows and the price/earnings multiple of the stock relative to the market. We will generally avoid stocks that we believe are overvalued and may select stocks with current dividend yields that are lower than the current yield of the S&P 500 Index in exchange for anticipated dividend growth.

While the Portfolio's objectives may best be attained by investing in common stocks, it may also invest in other securities including, but not limited to, convertible and preferred securities, shares or convertible bonds issued by real estate investment trusts (REITs), rights and warrants to purchase common stock and various types of fixed-income securities, such as U.S. government and government agency securities, corporate debt securities, and bank obligations, and may also engage in options and futures transactions. The Portfolio may invest up to 5% of its assets in foreign securities and, without limitation in sponsored and unsponsored ADRs that are actively traded in the U.S.

In addition, in unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. During such temporary periods, the Portfolio may not be able to achieve its investment goals.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Core Equity Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of                    Year-by-year total return (The Core Equity Portfolio)
investing in The Core Equity Portfolio. We show how returns
for The Core Equity Portfolio have varied over the past two
calendar years, as well as average annual returns for one
year and since inception - with the average annual returns
compared to the performance of the Russell 1000 Index. The
Russell 1000 Index measures the performance of the 1,000
largest companies in the Russell 3000 Index. Those 1000
companies represent approximately 92% of the total market
capitalization of the Russell 3000 Index. The index is                                    -9.80%         -11.67%
unmanaged and does not include the actual costs of buying,                                ------          ------
selling and holding securities. The Portfolio's past                                       1999            2000
performance does not necessarily indicate how it will perform
in the future. During the periods shown, Delaware Management    During the periods illustrated in this bar chart, The Core Equity
Company has voluntarily waived fees and paid expenses of The    Portfolio's highest quarterly return was 9.58% for the quarter ended
Core Equity Portfolio. Returns would be lower without the       June 30, 1999 and its lowest quarterly return was -12.31% for the
voluntary waiver and payment.                                   quarter ended September 30, 1999.


How has The Core Equity Portfolio performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00
                                     The Core Equity            Russell 1000
                                        Portfolio                   Index

1 year                                   -11.67%                    -7.79%
Since inception (9/15/98)                 -2.41%                    12.21%


What are The Core Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.      Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price                 None
                                                                   Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                        None
                                                                   Purchase reimbursement fees                                  None
                                                                   Redemption reimbursement fees                                None
                                                                   Exchange fees                                                None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from              Investment advisory fees(1)                                 0.55%
The Core Equity Portfolio's assets.                                Distribution and service (12b-1) fees                        None
                                                                   Other expenses(1)                                           0.45%
                                                                   Total operating expenses(1)                                 1.00%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of           1 year                                                       $102
investing in the Portfolio to the cost of investing in other       3 years                                                      $318
mutual funds with similar investment objectives. We show the       5 years                                                      $552
cumulative amount of Portfolio expenses on a hypothetical          10 years                                                   $1,225
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.23% and 0.68%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Balanced Portfolio

What is the Portfolio's goal?

   The Balanced Portfolio seeks a balance of capital appreciation, income and preservation of capital. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in common stocks of established companies that we believe have the potential for long-term capital appreciation. In addition, the Portfolio invests at least 25% of its assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Portfolios with this mix of stocks and bonds are commonly known as "balanced" portfolios.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:

o Reasonably priced equity securities with strong, consistent and predictable earnings growth rates.

o Strong, capable management teams and competitive products or services.

o An attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest in bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization at the time we buy them. We buy unrated bonds only if we determine them to be equivalent to one of the top four grades. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average weighted maturity of the portfolio will typically be between one and ten years.

We conduct ongoing analysis of the different markets to select an appropriate mix of stocks and bonds for the current economic and investment environment.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Balanced Portfolio performed?
-----------------------------------------------------------------------------------------------------------------------------------
This bar chart and table chart and table can help you                                          Total return (The Balanced Portfolio)
evaluate the risks of investing in The Balanced Portfolio. We
show returns for The Balanced Portfolio for the past calendar                               -3.26%
year, as well as average annual returns for one year and                                    ------
since inception - with the average annual returns compared                                   2000
to the blended performance of the S&P 500 and Lehman Brothers
Aggregate Bond Indexes. The S&P 500 Index is an index of
500 widely held common stocks that is often used to represent the performance of the U.S. stock market. The Lehman Brothers
Aggregate Bond Index measures the performance of about 6,500
U.S. corporate and government bonds. The indexes are unmanaged and do not include the actual costs of buying, selling and
holding securities. The Portfolio's past performance does
not necessarily indicate how it will perform in the future.
During the periods shown, Delaware Management Company has           During the period illustrated in this bar chart, The Balanced
voluntarily waived fees and paid expenses of The Balanced           Portfolio's highest quarterly return was 0.39% for the
Portfolio. Returns would be lower without the voluntary             quarter ended September 30, 2000 and its lowest quarterly
waiver and payment.                                                 return was -2.51% for the quarter ended December 31, 2000.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average annual returns for periods ending 12/31/00

                                                                                               60% S&P 500 Index/
                                                            The Balanced                       40% Lehman Brothers
                                                              Portfolio                        Aggregate Bond Index
   1 year                                                      -3.26%                                 -1.53%
   Since inception (6/30/99)                                   -6.82%                                  3.72%

What are The Balanced Portfolio's fees and expenses?

-----------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.    Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price               None
                                                                 Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                     None
                                                                 Purchase reimbursement fees                                  None
                                                                 Redemption reimbursement fees                                None
                                                                 Exchange fees                                                None

-----------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from            Investment advisory fees(1)                                 0.55%
The Balanced Portfolio's assets.                                 Distribution and service (12b-1) fees                        None
                                                                 Other expenses(1)                                           0.17%
                                                                 Total operating expenses(1)                                 0.72%

-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of         1 year                                                        $74
investing in the Portfolio to the cost of investing in           3 years                                                      $230
other mutual funds with similar investment objectives.           5 years                                                      $401
We show the cumulative amount of Portfolio expenses on a         10 years                                                     $894
hypothetical investment of $10,000 with an annual 5%
return over the time shown.(2) This is an example only,
and does not represent future expenses, which may be
greater or less than those shown here.


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.51% and 0.68%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Equity Income Portfolio

What is the Portfolio's goal?

   The Equity Income Portfolio seeks to provide the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in dividend-paying stocks of large companies that we believe have long-term total return potential. That is, they offer both current income through dividends and capital growth potential through increases in stock prices. Our focus on stocks with high dividend yields is generally considered to be a value-oriented investment approach. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. We also consider other valuation characteristics, such as repurchase activity, in seeking stocks that we believe are under-valued. We then consider the financial strength of the company, its management and developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500, the Portfolio generally sells that stock.

The Equity Income Portfolio also may invest up to 15% of its net assets in high-yield, higher risk corporate bonds, commonly known as "junk bonds." These bonds involve the risk that the issuing company may be unable to pay interest or repay principal. However, they can offer high income potential, which we believe can make a positive contribution to the Portfolio's performance. We carefully evaluate individual bonds before they are purchased and monitor them carefully while in the Portfolio. We look closely at each company and the characteristics of the bond to judge the ability of the company to pay interest and repay principal.

We conduct ongoing analysis of both the stock and bond markets to determine how much of the Portfolio should be allocated to stocks and how much to high-yield bonds.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by declines in stock and high-yield bond prices, which could be caused by a drop in the stock market, interest rate changes, problems in the economy or poor performance of particular companies or sectors.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Equity Income Portfolio performed?

-----------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of                               Total return (The Equity Income Portfolio)
investing in The Equity Income Portfolio. We show returns for
The Equity Income Portfolio for the past calendar year, as
well as average annual returns for one year and since                                            10.65%
inception - with the average annual returns compared to the                                     --------
performance of the S&P 500 Index. The S&P 500 Index is an index                                   2000
of 500 widely held common stocks that is often used to represent the performance of the U.S. stock market. The index is
unmanaged and does not include the actual costs of buying,
selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future.
During the periods shown, Delaware Management Company has            During the period illustrated in this bar chart, The Equity
voluntarily waived fees and paid expenses of The Equity              Income Portfolio's highest quarterly return was 8.42% for the
Income Portfolio. Returns would be lower without the voluntary       quarter ended December 31, 2000 and its lowest quarterly return
waiver and payment.                                                  was -5.16% for the quarter ended March 31, 2000.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average annual returns for periods ending 12/31/00

                                                         The Equity Income                      S&P 500
                                                              Portfolio                          Index
   1 year                                                      10.65%                            -9.10%
   Since inception (6/30/99)                                    1.61%                             0.86%

What are The Equity Income Portfolio's fees and expenses?

-----------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.    Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price               None
                                                                 Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                      None
                                                                 Purchase reimbursement fees                                  None
                                                                 Redemption reimbursement fees                                None
                                                                 Exchange fees                                                None

-----------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from            Investment advisory fees(1)                                 0.55%
The Equity Income Portfolio's assets.                            Distribution and service (12b-1) fees                        None
                                                                 Other expenses(1)                                           0.17%
                                                                 Total operating expenses(1)                                 0.72%

-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of         1 year                                                        $74
investing in the Portfolio to the cost of investing in other     3 years                                                      $230
mutual funds with similar investment objectives. We show the     5 years                                                      $401
cumulative amount of Portfolio expenses on a hypothetical        10 years                                                     $894
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.51% and 0.68%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Select Equity Portfolio

What is the Portfolio's goal?

The Select Equity Portfolio seeks to provide maximum long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in exchange-traded equity securities. At any point in time, the Portfolio will hold between 20 and 30 different stocks. The securities we select must pass through three screens. First, we only look at stocks that have already been picked by Delaware Investments portfolio managers for inclusion in other investment products managed by Delaware Investments. Second, we apply quantitative models which rank these stocks based on a combination of their value, growth and risk characteristics. Third, we perform fundamental analysis on the companies in the top 25% of the ranking to narrow the list down to the 20 to 30 individual securities selected for the Portfolio. When a security which is held by the Portfolio no longer passes these screens, it is generally sold and replaced by a new security that meets our selection criteria. Because the Portfolio will continually purchase and sell securities according to the screening process, and will also purchase or sell securities to maintain an approximately equal weighting for each security, portfolio turnover is expected to be high, perhaps between 200% and 300%.

The Portfolio is "non-diversified," which means that it can invest a much greater portion of its assets in any one company than a "diversified" portfolio (although the Portfolio does intend to be treated as "diversified" for tax purposes). The Portfolio may invest in companies of all sizes, including small capitalization, or "small cap," companies. The Portfolio may be highly concentrated in particular industries or in closely related industries, although in general it will not invest more than 25% of its net assets in any one industry.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by declines in stock prices, which could be caused by a drop in the stock market, problems in the economy or poor performance of particular companies or industry sectors. In particular, because of the small number of different stocks held by the Portfolio, the effect of a change in the price of any single stock holding may be magnified. Because the Portfolio may be highly concentrated in particular industries or in closely related industries, the Portfolio may be particularly sensitive to changes in economic conditions in those industries. Because the portfolio seeks long-term capital appreciation by investing a portion of its assets in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities. In addition, high portfolio turnover can result in higher brokerage costs to the Portfolio and in higher net taxable gains for you as an investor.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Select Equity Portfolio performed?

-----------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of                               Total return (The Select Equity Portfolio)
investing in The Select Equity Portfolio. We show returns for
The Select Equity Portfolio for the past calendar year, as
well as average annual returns for one year and since                                         -9.50%
inception - with the average annual returns compared to                                      --------
the performance of the Russell 3000 Index. The Russell 3000                                    2000
Index measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which
represents approximately 98% of the investable U.S.
equity market. The index is unmanaged and does not include
the actual costs of buying, selling and holding securities.
The Portfolio's past performance does not necessarily
indicate how it will perform in the future. During the
periods shown, Delaware Management Company has voluntarily         During the period illustrated in this bar chart, The Select
waived fees and paid expenses of The Select Equity Portfolio.      Equity Portfolio's highest quarterly return was 10.26% for the
Returns would be lower without the voluntary waiver and            quarter ended March 31, 2000 and its lowest quarterly return
payment.                                                           was -12.88% for the quarter ended June 30, 2000.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average annual returns for periods ending 12/31/00

                                                         The Select Equity            Russell 3000
                                                              Portfolio                   Index
   1 year                                                       -9.50%                    -7.46%
   Since inception (6/29/99)                                    -3.72%                     2.44%

What are The Select Equity Portfolio's fees and expenses?

-----------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.    Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price               None
                                                                 Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                      None
                                                                 Purchase reimbursement fees                                  None
                                                                 Redemption reimbursement fees                                None
                                                                 Exchange fees                                                None

-----------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from            Investment advisory fees(1)                                 1.00%
The Select Equity Portfolio's assets.                            Distribution and service (12b-1) fees                        None
                                                                 Other expenses(1)                                           0.70%
                                                                 Total operating expenses(1)                                 1.70%

-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of         1 year                                                       $173
investing in the Portfolio to the cost of investing in other     3 years                                                      $536
mutual funds with similar investment objectives. We show         5 years                                                      $923
the cumulative amount of Portfolio expenses on a hypothetical    10 years                                                   $2,009
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.50% and 1.20%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Mid-Cap Growth Equity Portfolio

What is the Portfolio's goal?

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth. Current income is expected to be incidental. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of medium-sized companies which we believe present, at the time of purchase, significant long-term growth potential. Under normal market conditions, the Portfolio invests at least 65% of its total assets in growth-oriented common stocks of U.S. corporations. For purposes of the Portfolio, we will generally consider medium-sized companies to be those that have total market capitalizations between $1 billion and $10 billion at the time of purchase. The Portfolio may invest in securities issued by companies having a capitalization outside that range when, in our opinion, such companies exhibit the same characteristics and growth potential as companies within the range. Equity securities for this purpose include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Portfolio also may purchase preferred stock.

We assess economic, industry, market and company developments to select investments in promising emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like. However, the Portfolio may invest in any equity security which, in our judgment, provides the potential for significant capital appreciation.

Although we do not pursue a market timing approach to investing, the Portfolio may hold cash or invest in short-term debt securities or other money market instruments when, in our opinion, such holdings are prudent given the prevailing market conditions. Generally, the Portfolio will not hold more than 10% of its total assets in cash or such short-term investments, but, on occasion, may hold as much as 30% of its total assets in cash or such short-term investments. The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term total return by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Growth Equity Portfolio performed?

-----------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of      Year-by-year total return (The Mid-Cap Growth Equity Portfolio)
investing in The Mid-Cap Growth Equity Portfolio. We show
how returns for The Mid-Cap Growth Equity Portfolio have
varied over the past eight calendar years, as well as            12.76%  -4.01%  29.69%  13.40%  13.00%  20.14%   66.98%  -9.71%
average annual returns for one and five years and since          ------  ------  ------  ------  ------  ------   ------  ------
inception - with the average annual returns compared to the       1993    1994    1995    1996    1997    1998     1999    2000
performance of the Russell Midcap Growth Index. The Russell
Midcap Growth Index measures the performance of those
Russell Midcap companies with higher price-to-book ratios
and higher forecasted growth values. The index is
unmanaged and does not include the actual costs of buying,
selling and holding securities. The Portfolio's past
performance does not necessarily indicate how it will            During the periods illustrated in this bar chart, The Mid-Cap
perform in the future. During the periods shown, Delaware        Growth Equity Portfolio's highest quarterly return was
Management Company has voluntarily waived fees and paid          48.12% for the quarter ended December 31, 1999 and its lowest
expenses of The Mid-Cap Growth Equity Portfolio. Returns         quarterly return was -24.03% for the quarter ended
would be lower without the voluntary waiver and payment.         December 31, 2000.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average annual returns for periods ending 12/31/00

                                                            The Mid-Cap
                                                           Growth Equity             Russell Midcap
                                                             Portfolio                Growth Index
   1 year                                                      -9.71%                    -11.76%
   5 years                                                     18.34%                     17.77%
   Since inception (2/27/92)                                   14.46%                     15.42%

What are The Mid-Cap Growth Equity Portfolio's fees and expenses?

-----------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.    Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price               None
                                                                 Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                     None
                                                                 Purchase reimbursement fees                                  None
                                                                 Redemption reimbursement fees                                None
                                                                 Exchange fees                                                None

-----------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The        Investment advisory fees(1)                                 0.75%
Mid-Cap Growth Equity Portfolio's assets.                        Distribution and service (12b-1) fees                        None
                                                                 Other expenses(1)                                           0.29%
                                                                 Total operating expenses(1)                                 1.04%

-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of         1 year                                                       $106
investing in the Portfolio to the cost of investing in other     3 years                                                      $331
mutual funds with similar investment objectives. We show         5 years                                                      $574
the cumulative amount of Portfolio expenses on a                 10 years                                                   $1,271
hypothetical investment of $10,000 with an annual 5%
return over the time shown.(2) This is an example only, and
does not represent future expenses, which may be greater
or less than those shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.93% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.64% and 0.93%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Value Equity Portfolio

What is the Portfolio's goal?

The Small-Cap Value Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of small capitalization companies which, at the time of purchase, generally have market capitalizations of between $500 million and $1.5 billion and are listed on a national securities exchange or NASDAQ.

The Portfolio will purchase securities that we believe are undervalued relative to the asset value or long-term earnings power of the companies concerned. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time the Portfolio will include sponsored or unsponsored American Depositary Receipts that are actively traded in the United States. Under normal market conditions, the Portfolio intends to invest at least 65% of its net assets in equity securities issued by small-cap companies. Equity securities for this purpose, include, among others, common stock, securities convertible into common stock, warrants and preferred stock.

The Portfolio may invest up to 25% of its net assets in equity securities of foreign companies. The Portfolio also may invest up to 25% of its net assets in fixed-income securities and convertible securities rated below Baa by Moody's or BBB by S&P when we believe that capital appreciation is likely. High-yield, high risk securities are also known as "junk bonds." The Portfolio also may use option strategies.

For temporary defensive purposes, the Portfolio may invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments and corporate bonds rated A or above by Moody's or S&P.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities. Because the Portfolio may invest up to 25% of its net assets in foreign securities, the Portfolio may be adversely affected by changes in currency rates and exchange control regulations, and may incur costs in connection with currency exchange rates. Investing in high-yield, high risk debt securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in higher rated debt securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Value Equity Portfolio performed?

-----------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of               Total return (The Small-Cap Value Equity Portfolio)
investing in The Small-Cap Value Equity Portfolio. We show
returns for The Small-Cap Value Equity Portfolio for the past
calendar year, as well as average annual returns for one                                       18.09%
year and since inception - with the average annual returns                                    --------
compared to the performance of the Russell 2000 Value Index.                                    2000
The Russell 2000 Value Index measures the performance of
the 2,000 smallest companies in the Russell 3000 Index,
which represents approximately 8% of the total market
capitalization of the Russell 3000 Index, with lower
price-to-book ratios and lower forecasted growth values.
The index is unmanaged and does not include the actual
costs of buying, selling and holding securities. The
Portfolio's past performance does not necessarily indicate
how it will perform in the future. During the periods
shown, Delaware Management Company has voluntarily waived        During the period illustrated in this bar chart, The Small-Cap
fees and paid expenses of The Small-Cap Value Equity             Value Equity Portfolio's highest quarterly return was 9.72%
Portfolio. Returns would be lower without the voluntary          for the quarter ended September 30, 2000 and its lowest
waiver and payment.                                              quarterly return was -0.81% for the quarter ended June 30, 2000.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average annual returns for periods ending 12/31/00

                                                           The Small-Cap
                                                            Value Equity                         Russell 2000
                                                             Portfolio                           Value Index
   1 year                                                      18.09%                               22.83%
   Since inception (3/29/99)                                   12.54%                               18.18%

What are The Small-Cap Value Equity Portfolio's fees and expenses?

-----------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.    Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price               None
                                                                 Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                     None
                                                                 Purchase reimbursement fees                                  None
                                                                 Redemption reimbursement fees                                None
                                                                 Exchange fees                                                None

-----------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from            Investment advisory fees(1)                                 0.75%
The Small-Cap Value Equity Portfolio's assets.                   Distribution and service (12b-1) fees                        None
                                                                 Other expenses(1)                                           0.49%
                                                                 Total operating expenses(1)                                 1.24%

-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of         1 year                                                       $126
investing in the Portfolio to the cost of investing in           3 years                                                      $393
other mutual funds with similar investment objectives. We        5 years                                                      $681
show the cumulative amount of Portfolio expenses on a            10 years                                                   $1,500
hypothetical investment of $10,000 with an annual 5%
return over the time shown.(2) This is an example only,
and does not represent future expenses, which may be
greater or less than those shown here.


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.40% and 0.89%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Growth Equity Portfolio

What is the Portfolio's goal?

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth, and which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ. The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest substantially all, and under normal conditions not less than 65%, of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection. In addition, under normal market conditions, no more than 35% of the Portfolio's total assets may be invested in debt securities of corporate and governmental issues.

The Portfolio will invest in equity securities of companies that we believe are undervalued and to have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price to earning ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

At no time will the investments of the Portfolio in bank obligations, including time deposits, exceed 25% of the value of the Portfolio's assets. The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Growth Equity Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help can help you evaluate the        Year-by-year total return (The Small-Cap Growth Equity Portfolio)
risks of investing in The Small-Cap Growth Equity Portfolio.
We show how returns for The Small-Cap Growth Equity
Portfolio have varied over the past two calendar years, as
well as average annual returns for one year and since                     60.53%                      -6.14%
inception - with the average annual returns compared to the               ------                      ------
performance of the Russell 2000 Growth Index. The Russell                  1999                        2000
2000 Growth Index measures the performance of those Russell
2000 companies with higher price-to-book ratios and higher
forecasted growth values. The index is unmanaged and does
not include the actual costs of buying, selling and holding
securities. The Portfolio's past performance does not
necessarily indicate how it will perform in the future.
During the periods shown, Delaware Management Company has
voluntarily waived fees and paid expenses of The Small-Cap
Growth Equity Portfolio. Returns would be lower without the
voluntary waiver and payment.
                                                                   During the period illustrated in this bar chart, The
                                                                   Small-Cap Growth Equity Portfolio 's highest quarterly
                                                                   return was 34.73% for the quarter ended December 31, 1999
                                                                   and its lowest quarterly return was -24.01% for the quarter ended December 31, 2000.




                                                                                  Average annual returns for periods ending 12/31/00
                                            The Small-Cap
                                            Growth Equity                                     Russell 2000
                                              Portfolio                                      Growth Index
1 year                                          -6.14%                                           -22.43%
------------------------------------------------------------------------------------------------------------------------------------
Since inception (9/15/98)                       35.58%                                            15.10%
------------------------------------------------------------------------------------------------------------------------------------

What are The Small-Cap Growth Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.         Maximum sales charge (load) imposed on
                                                                         purchases as a percentage of offering price            None
                                                                      Maximum sales charge (load) imposed on
                                                                         reinvested dividends                                   None
                                                                      Purchase reimbursement fees                               None
                                                                      Redemption reimbursement fees                             None
                                                                      Exchange fees                                             None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from                 Investment advisory fees(1)                              0.75%
The Small-Cap Growth Equity Portfolio's assets.                       Distribution and service (12b-1) fees                     None
                                                                      Other expenses(1)                                        0.12%
                                                                      Total operating expenses(1)                              0.87%



------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you                                  1 year                                                     $89
compare the cost of investing in the                                  3 years                                                   $278
Portfolio to the cost of investing in                                 5 years                                                   $482
other mutual funds with similar investment                            10 years                                                $1,073
objectives. We show the cumulative amount
of Portfolio expenses on a hypothetical
investment of $10,000 with an annual
5% return over the time shown.(2) This
is an example only, and does not represent
future expenses, which may be greater or
less than those shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Real Estate Investment Trust
Portfolio and The Real Estate Investment Trust Portfolio II

What are each Portfolio's goals?

Each Portfolio seeks maximum long-term total return, with capital appreciation as a secondary objective. Although each Portfolio will strive to achieve its goals, there is no assurance that it will.

What are each Portfolio's main investment strategies? Each Portfolio invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of each Portfolio's total assets will be invested in equity securities of real estate investment trusts (REITs). The Portfolios are considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolios' investments may affect a larger portion of its overall assets and subject the Portfolios to greater risks.

Each Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940. By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. For a further discussion of the special risks presented by investing in REITs, see "Risk Factors - Real Estate Industry Risk" and "Additional Investment Information-Real Estate Investment Trusts (REITs)."

Each Portfolio also invests in equity securities of other real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities for this purpose include common stocks, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

Each Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability to quickly deploy into the stock market the Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

--------------------------------------------------------------------------------

Each Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, a Portfolio generally will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with a Portfolio's investment objectives.

What are the main risks of investing in each Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of a Portfolio's investments. In addition, a Portfolio's share prices and yields will fluctuate in response to movements in stock prices. Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to special risks associated with direct ownership of real estate and with the real estate industry in general and their investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. To the extent that a Portfolio holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in a Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Portfolios with your investment consultant to determine whether they are an appropriate investment for you.


How has The Real Estate Investment Trust Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
                                                              Year-by-year total return (The Real Estate Investment Trust Portfolio)
This bar chart and table can help you evaluate the risks of
investing in The Real Estate Investment Trust Portfolio. We
show how returns for The Real Estate Investment Trust
Portfolio have varied over the past five calendar years, as
well as average annual returns for one and five years and
since inception - with average annual total returns compared to the performance of the NAREIT Equity REIT Index. The
NAREIT Equity REIT Index is a benchmark of real estate
investment trusts that invest in many types of U.S.
property. The index is unmanaged and does not include the              41.81%    31.34%    -12.09%    -2.57    32.83%
actual costs of buying, selling and holding securities. The            ------    ------    ------    ------    ------
Real Estate Investment Trust Portfolio Class commenced                  1996      1997      1998      1999      2000
operations on November 4, 1997. Pursuant to applicable
regulation, total return shown for periods prior to
commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment
Trust Portfolio, which commenced operations on December 6,
1995. That original class has been redesignated Delaware
REIT Fund A Class. Like The Real Estate Investment Trust
Portfolio Class, the original class, prior to its
redesignation, did not carry a front-end sales charge and
was not subject to rule 12b-1 distribution expenses. The                During the periods illustrated in this bar chart, The Real
Portfolio's past performance does not necessarily indicate              Estate Investment Trust Portfolio's highest quarterly return
how it will perform in the future. During the periods shown,            was 21.32% for the quarter ended December 31, 1996 and its
Delaware Management Company has waived fees and paid                    lowest quarterly return was -8.93% for the quarter ended
expenses of The Real Estate Investment Trust Portfolio.                 September 30, 1998.
Returns would be lower without the waiver and payment.

How has The Real Estate Investment Trust Portfolio performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

                                                            The Real Estate                                 NAREIT Equity
                                                       Investment Trust Portfolio                             REIT Index
1 year                                                          32.83%                                          26.35%
5 years                                                         16.20%                                          10.09%
Since 12/6/95                                                   16.86%                                          10.10%

What are The Real Estate Investment Trust Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.            Maximum sales charge (load) imposed on
                                                                            purchases as a percentage of offering price        None
                                                                         Maximum sales charge (load) imposed on
                                                                            reinvested dividends                               None
                                                                         Purchase reimbursement fees                           None
                                                                         Redemption reimbursement fees                         None
                                                                         Exchange fees                                         None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The                Investment advisory fees                             0.75%
Real Estate Investment Trust Portfolio's assets                          Distribution and service (12b-1) fees                 None
                                                                         Other expenses                                       0.40%
                                                                         Total operating expenses                             1.15%
                                                                         Fee waivers and payments(1)                         (0.05%)
                                                                         Net expenses(1)                                      1.10%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of                 1 year                                                $112
investing in the Portfolio to the cost of investing in other             3 years                                               $360
mutual funds with similar investment objectives. We show the             5 years                                               $628
cumulative amount of Portfolio expenses on a hypothetical                10 years                                            $1,393
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Effective March 1, 2001, Delaware Management Company has contracted to waive fees and pay expenses through February 28, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.10% of average daily net assets. Expense information in the table has been restated to reflect the new waiver level.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How has The Real Estate Investment Trust Portfolio II performed?
------------------------------------------------------------------------------------------------------------------------------------
                                                           Year-by-year total return (The Real Estate Investment Trust Portfolio II)
This bar chart and table can help you evaluate the risks of
investing in The Real Estate Investment Trust Portfolio II.
We show how returns for The Real Estate Investment Trust
Portfolio II have varied over the past three calendar years, as well as average annual returns for one year and since
inception - with average annual returns compared to the
performance of the NAREIT Equity REIT Index. The NAREIT
Equity REIT Index is a benchmark of real estate investment
trusts that invest in many types of U.S. property. The index              -12.97%           -1.89%             33.12%
is unmanaged and does not include the actual costs of                     ------            ------             ------
buying, selling and holding securities. The Portfolio's past               1998              1999               2000
performance does not necessarily indicate how it will
perform in the future. During the periods shown, Delaware
Management Company has voluntarily waived fees and paid
expenses of The Real Estate Investment Trust Portfolio II.
Returns would be lower without the voluntary waiver and
payment.
                                                                       During the periods illustrated in this bar chart, The Real
                                                                       Estate Investment Trust Portfolio II's highest quarterly
                                                                       return was 13.57% for the quarter ended June 30, 2000 and
                                                                       its lowest quarterly return was -9.37% for the quarter ended
                                                                       September 30, 1998.



                                                                                  Average annual returns for periods ending 12/31/00

                                                        The Real Estate                            NAREIT Equity
                                                  Investment Trust Portfolio II                       REIT Index

1 year                                                      33.12%                                       26.35%

Since inception (11/4/97)                                    5.42%                                       -0.57%

What are The Real Estate Investment Trust Portfolio II's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.      Maximum sales charge (load) imposed on
                                                                      purchases as a percentage of offering price               None
                                                                   Maximum sales charge (load) imposed on
                                                                      reinvested dividends                                      None
                                                                   Purchase reimbursement fees                                  None
                                                                   Redemption reimbursement fees                                None
                                                                   Exchange fees                                                None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The          Investment advisory fees1                                   0.75%
Real Estate Investment Trust Portfolio II's assets.                Distribution and service (12b-1) fees                        None
                                                                   Other expenses(1)                                           0.70%
                                                                   Total operating expenses(1)                                 1.45%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of           1 year                                                       $148
investing in the Portfolio to the cost of investing in other       3 years                                                      $459
mutual funds with similar investment objectives. We show the       5 years                                                      $792
cumulative amount of Portfolio expenses on a hypothetical          10 years                                                   $1,735
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.86% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.16% and 0.86%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Global Equity Portfolio

What is the Portfolio's goal?

The Global Equity Portfolio seeks long-term growth without undue risk to principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests, under normal circumstances, at least 65% of its total assets in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. The securities selected for the Portfolio will normally, in our opinion, be undervalued at the time of purchase based on our fundamental analysis. Investments will be mainly in marketable securities of companies located in developed markets.

The Portfolio will invest in securities traded in equity markets and currencies that we believe offer the best relative values within the global investment universe. Equity securities in which the Portfolio may invest include, among others, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro) or may invest in short-term debt securities or other money market instruments, as described below.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In a global portfolio, currency return can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities. Because of these special risks, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of securities denominated in a particular currency.

--------------------------------------------------------------------------------
The Portfolio may invest of up to 35% of its assets in fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity or short-term investments. The fixed-income securities in which the Portfolio may invest include U.S. dollar or foreign currency-denominated government, government agency or corporate bonds and bonds of supranational organizations. A supranational organization is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The World Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank, among others. In addition, for temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities, which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S. companies and certain short-term instruments. In taking such temporary defensive positions, the Portfolio may not be able to achieve its investment objective. The Portfolio may also invest in the securities listed above pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Equity Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of                  Year-by-year total return (The Global Equity Portfolio)
investing in The Global Equity Portfolio. We show how
returns for The Global Equity Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since inception - with average annual
returns compared to the performance of the Morgan Stanley
Capital International World Stock Index. The Morgan Stanley                      11.15%               5.34%            0.24%
Capital International World Stock Index is an international                      ------              ------           ------
index that includes stocks traded in Europe, Australia, the                       1998                1999             2000
Far East, plus the U.S., and Canada, and South Africa,
weighted by capitalization. The index is unmanaged and does
not include the actual costs of buying, selling and holding
securities. The Portfolio's past performance does not
necessarily indicate how it will perform in the future.
During the periods shown, Delaware International Advisers
Ltd. has voluntarily waived fees and paid expenses of The               During the periods illustrated in this bar chart, The Global
Global Equity Portfolio. Returns would be lower without the             Equity Portfolio's highest quarterly return was 12.51% for
voluntary waiver and payment. Additionally, reimbursement               the quarter ended December 31, 1998 and its lowest quarterly
fees applicable to purchases and redemptions of shares of               return was -10.57% for the quarter ended September 30, 1998.
the Portfolio are not reflected in the bar chart and table.
If these fees were reflected, your return would be less than that shown.

24



How has The Global Equity Portfolio performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

                                                             The Global                              Morgan Stanley Capital
                                                         Equity Portfolio                      International World Stock Index
1 year                                                        0.24%                                           -12.92%
Since inception (10/15/97)                                    4.65%                                            11.30%

What are The Global Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.        Maximum sales charge (load) imposed on
                                                                        purchases as a percentage of offering price             None
                                                                     Maximum sales charge (load) imposed on
                                                                        reinvested dividends                                    None
                                                                     Purchase reimbursement fees(1)                            0.40%
                                                                     Redemption reimbursement fees(1)                          0.30%
                                                                     Exchange fees                                              None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The            Investment advisory fees(2)                               0.75%
Global Equity  Portfolio's assets.                                   Distribution and service (12b-1) fees                      None
                                                                     Other expenses(2)                                         0.55%
                                                                     Total operating expenses(2)                               1.30%


                                                                                                    Assumes               Assumes no
                                                                                                  redemption(4)           redemption
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of              1 year                            $203                    $172
investing in the Portfolio to the cost of investing in other          3 years                           $484                    $450
mutual funds with similar investment objectives. We show the          5 years                           $786                    $750
cumulative amount of Portfolio expenses on a hypothetical             10 years                        $1,644                  $1,601
investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.


(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The Global Equity Portfolio, with the concurrence of the investment adviser, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.41% and 0.96%, respectively.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4)  Current reimbursement fees described in footnote 1 apply.

Profile: The International Equity Portfolio

What is the Portfolio's goal?

The International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests, under normal market conditions, at least 65% of its total assets in equity securities of companies organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Equity securities in which the Portfolio may invest include, among others, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

--------------------------------------------------------------------------------
The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock and bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Equity Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year-by-year total return (The International Equity Portfolio)
This bar chart and table can help you evaluate the risks of
investing in The International Equity Portfolio. We show how returns for The International Equity Portfolio have varied
over the past eight calendar years, as well as average annual returns for one and five years and since inception - with
average annual returns compared to the performance of the
Morgan Stanley Capital International EAFE Index. The Morgan
Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges
in Europe, Australia and the Far East, weighted by
capitalization. The index is unmanaged and does not include
the actual costs of buying, selling and holding securities.     29.72%    3.59%   13.02%   20.35%   5.13%    10.01%   17.41%   0.49%
The Portfolio's past performance does not necessarily           --------------------------------------------------------------------
indicate how it will perform in the future. During the           1993     1994     1995     1996     1997     1998     1999     2000
periods shown, Delaware International Advisers Ltd. has
voluntarily waived fees and paid expenses of The
International Equity Portfolio. Returns for 1993 and 1994
would be lower without the voluntary waiver and payment.
                                                                During the periods illustrated in this bar chart, The International
                                                                Equity Portfolio's highest quarterly return was 13.70% for the quarter ended December 31, 1998 and its lowest quarterly return was
                                                                -12.33% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/00

                            The International          Morgan Stanley Capital
                            Equity Portfolio      International EAFE Stock Index
1 year                           0.49%                        -13.96%
5 years                         10.43%                          7.43%
Since inception (2/4/92)        10.75%                          8.47%


What are The International Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.      Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price                 None
                                                                   Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                        None
                                                                   Purchase reimbursement fees                                  None
                                                                   Redemption reimbursement fees                                None
                                                                   Exchange fees                                                None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from              Investment advisory fees(1)                                 0.75%
The International Equity Portfolio's assets.                       Distribution and service (12b-1) fees                        None
                                                                   Other expenses(1)                                           0.15%
                                                                   Total operating expenses(1)                                 0.90%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of           1 year                                                        $92
investing in the Portfolio to the cost of investing in other       3 years                                                      $287
mutual funds with similar investment objectives. We show the       5 years                                                      $498
cumulative amount of Portfolio expenses on a hypothetical          10 years                                                   $1,108
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.



(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Labor Select International Equity Portfolio

What is the Portfolio's goal?

The Labor Select International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio, under normal market conditions, will invest at least 65% of its total assets in equity securities of companies organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries outside of the United States, and which, in our opinion, are undervalued at the time of purchase based on rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities in which the Portfolio may invest include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a United States domiciled, dollar-based investor and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

--------------------------------------------------------------------------------
Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in the EAFE Index include Japan, the United Kingdom, Germany, France and The Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's share prices and yields will fluctuate in response to movements in stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investment and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Labor Select International Equity Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of        Year-by-year total return (The Labor Select International Equity
investing in The Labor Select International Equity Portfolio.      Portfolio)
We show how returns for The Labor Select International Equity
Portfolio have varied over the past five calendar years, as
well as average annual returns for one and five years and
since inception - with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE
Index. The Morgan Stanley Capital International EAFE Index is
an international index including stocks traded on
approximately 21 exchanges in Europe, Australia and the Far
East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and
holding securities. The Portfolio's past performance does not        22.08%      10.83%       11.90%       10.56%        3.99%
necessarily indicate how it will perform in the future.         --------------------------------------------------------------------
During the periods shown, Delaware International Advisers            1996         1997         1998         1999         2000
Ltd. has voluntarily waived fees and paid expenses of The
Labor Select International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.
                                                                During the periods illustrated in this bar chart, The Labor Select
                                                                International Equity Portfolio's highest quarterly return was 13.01%
                                                                for the quarter ended December 31, 1998 and its lowest quarterly return was -12.04% for the quarter ended September 30, 1998.

                             Average annual returns for periods ending 12/31/00

                               The Labor Select
                                  International          Morgan Stanley Capital
                                Equity Portfolio        International EAFE Index
1 year                               3.99%                        -13.96%
5 years                             11.72%                          7.43%
Since inception (12/19/95)          12.21%                          7.43%

What are The Labor Select International Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.      Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price                 None
                                                                   Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                        None
                                                                   Purchase reimbursement fees                                  None
                                                                   Redemption reimbursement fees                                None
                                                                   Exchange fees                                                None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from              Investment advisory fees(1)                                 0.75%
The Labor Select International Equity Portfolio's assets.          Distribution and service (12b-1) fees                        None
                                                                   Other expenses(1)                                           0.21%
                                                                   Total operating expenses(1)                                 0.96%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of           1 year                                                        $98
investing in the Portfolio to the cost of investing in other       3 years                                                      $306
mutual funds with similar investment objectives. We show the       5 years                                                      $531
cumulative amount of Portfolio expenses on a hypothetical          10 years                                                   $1,178
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

------------------------------------------------------------------------------------------------------------------------------------


(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Emerging Markets Portfolio

What is the Portfolio's goal?

The Emerging Markets Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Emerging Markets Portfolio is an international fund. The Portfolio, under normal market conditions, will invest at least 65% of its assets in equity securities of companies organized or having a majority of their assets or deriving a majority of their operating income in at least three different emerging countries. The Portfolio will attempt to achieve its objective by investing in a broad range of equity securities, including common stocks, preferred stocks, convertible securities, certain non-traditional equity securities and warrants issued by companies located or operating in emerging countries. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

The Portfolio considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Free Index will be considered to be an "emerging country." There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

Currently, investing in many emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Columbia, Croatia, The Czech Republic, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (i) its principal securities trading market is an emerging country, as defined above; (ii) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

--------------------------------------------------------------------------------
Up to 35% of the Portfolio's net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality debt instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Emerging Markets Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of               Year-by-year total return (The Emerging Markets Portfolio)
investing in The Emerging Markets Portfolio. We show how
returns for The Emerging Markets Portfolio have varied over
the past three calendar years, as well as average annual
returns for one year and since inception - with average
annual returns compared to the performance of the Morgan
Stanley Capital International Emerging Markets Free Equity
Index. The Morgan Stanley Capital International Emerging
Markets Free Equity Index is a U.S. dollar dominated index
comprised of stocks of countries with below average per
capita GDP as defined by the World Bank, foreign ownership
restrictions, a tax regulatory environment, and greater
perceived market risk than in developed countries. Within
this index, MSCI aims to capture an aggregate of 60% of local market capitalization. The index is unmanaged and does not
include the actual costs of buying, selling and holding
securities. The Portfolio's past performance does not                  -34.88%                62.01%               -23.33%
necessarily indicate how it will perform in the future.         --------------------------------------------------------------------
During the periods shown, Delaware International Advisers                1998                  1999                  2000
Ltd. has voluntarily waived fees and paid expenses of The
Emerging Markets Portfolio. Returns for 1998 would be lower
without the voluntary waiver and payment. Additionally,
reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart
and table. If these fees were reflected, your return would be less than that shown.
                                                                During the periods illustrated in this bar chart, The Emerging
                                                                Markets Portfolio's highest quarterly return was 26.76% for the quarter ended December 31, 1999 and its lowest quarterly return was
                                                                -24.26% for the quarter ended June 30, 1998.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/00

                                                               Morgan Stanley
                                                           Capital International
                                 The Emerging                  Emerging Markets
                               Markets Portfolio              Free Equity Index
1 year                             -23.33%                          -30.61%
Since inception (4/14/97)           -8.23%                           -9.22%

What are The Emerging Markets Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.      Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price                 none
                                                                   Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                        none
                                                                   Purchase reimbursement fees(1)                              0.75%
                                                                   Redemption reimbursement fees(1)                            0.75%
                                                                   Exchange fees                                                none

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from              Investment advisory fees(2)                                 1.00%
The Emerging Markets Portfolio's assets.                           Distribution and service (12b-1) fees                        none
                                                                   Other expenses(2)                                           0.17%
                                                                   Total operating expenses(2)                                 1.17%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of                                                 Assumes          Assumes no
investing in the Portfolio to the cost of investing in other                                          redemption(4)       redemption
mutual funds with similar investment objectives. We show the       1 year                                   $271              $193
cumulative amount of Portfolio expenses on a hypothetical          3 years                                  $527              $444
investment of $10,000 with an annual 5% return over the time       5 years                                  $804              $714
shown.(3) This is an example only, and does not represent          10 years                               $1,593            $1,485
future expenses, which may be greater or less than those
shown here.

------------------------------------------------------------------------------------------------------------------------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.55% of average daily net assets.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.
(4) Current reimbursement fees described in footnote 1 apply.

Profile: The International Small-Cap Portfolio
What is the Portfolio's goal?

The International Small-Cap Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The current market capitalization of the companies in which the Portfolio intends to focus its investments will generally be $2.5 billion or less (at the time of purchase).

By focusing on smaller, non-U.S. companies, we try to identify equity securities of companies that we believe are responsive to changes within their markets and have the potential for strong real earnings and dividend growth. We will look for changing and dominant trends within the relevant markets and purchase securities of companies that we believe will benefit from these trends. In addition, we will consider the financial strength of a company or its industry. We may invest in smaller capitalization companies that are temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The equity securities in which the Portfolio will primarily invest include common stocks and sponsored or unsponsored Depositary Receipts, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. Depositary Receipts are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Portfolio will invest primarily in the securities of foreign companies.

In selecting investments for the Portfolio, we use a dividend discount analysis across country boundaries and a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. We use the dividend discount analysis to compare the value of different investments by looking at future anticipated dividends and discounting the value of those dividends back to what they would be worth if they were being paid today. With a purchasing power parity approach, we determine the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued. Conversely, when the dollar buys more, the foreign currency may be undervalued.

While the Portfolio may purchase securities in any foreign country, developed and developing, or emerging market countries, it is currently anticipated that the countries in which the Portfolio is more likely to invest will include Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Switzerland, and the United Kingdom. Emerging market countries are also permitted, such as, Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Korea, Peru, the Philippines, South Africa, Taiwan, Thailand and Turkey but are not likely to be a major focus at this time. These lists are representative, and we may invest in additional countries from time to time.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

The Portfolio may invest up to 15% of its net assets in fixed-income securities, some or all of which may be high-yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment adviser to be of equivalent quality, and which present special investment risks. Convertible bonds are treated as equity securities and are not subject to the 15% limit.

--------------------------------------------------------------------------------
For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Portfolio may also hold these securities pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be adversely affected by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates, or poor performance in specific geographic regions, industries or companies. Because the Portfolio seeks long-term capital appreciation by investing primarily in international small-capitalization companies, its investments are likely to involve a higher degree of liquidity and price volatility than larger capitalization securities. Investments in foreign securities, whether equity or fixed-income, involve special risks, including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. The Portfolio may invest up to 15% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Small-Cap Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of                     Total return (The International Small-Cap Portfolio)
investing in The International Small-Cap Portfolio. We show
returns for The International Small-Cap Portfolio for the
past calendar year, as well as average annual returns for one year and since inception - with the average annual returns
compared to the performance of the Salomon Smith Barney
Extended Market Index (ex-U.S.). The Salomon Smith Barney
Extended Market Index represents the bottom 20% of the
cumulative available market capital of the Salomon Smith
Barney Broad Market Index, which represents the universe of
institutionally available global securities. The index is
unmanaged and does not include the actual costs of buying,
selling and holding securities. The Portfolio's past                                            -2.14%
performance does not necessarily indicate how it will perform   --------------------------------------------------------------------
in the future. During the periods shown, Delaware                                                2000
International Advisers Ltd. has voluntarily waived fees and
paid expenses of The International Small-Cap Portfolio.
Returns would be lower without the voluntary waiver and
payment. Additionally, reimbursement fees applicable to
purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were
reflected, your return would be less than that shown.
                                                                During the period illustrated in this bar chart, The International
                                                                Small-Cap Portfolio's highest quarterly return was 2.44% for the quarter ended December 31, 2000 and its lowest quarterly return was
                                                                -5.17% for the quarter ended March 31, 2000.


How has The International Small-Cap Portfolio performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

                                                            Salomon Smith Barney
                                 The International             Extended Market
                                Small-Cap Portfolio            Index (ex-U.S.)
1 year                                -2.14%                       -10.31%
Since inception (7/20/99)              1.22%                        -0.59%

What are The International Small-Cap Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.      Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price                 none
                                                                   Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                        none
                                                                   Purchase reimbursement fees(1)                              0.55%
                                                                   Redemption reimbursement fees(1)                            0.45%
                                                                   Exchange fees                                                none

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from              Investment advisory fees(2)                                 1.00%
The International Small-Cap Portfolio's assets.                    Distribution and service (12b-1) fees                        none
                                                                   Other expenses(2)                                           0.36%
                                                                   Total operating expenses(2)                                 1.36%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of                                                    Assumes       Assumes no
investing in the Portfolio to the cost of investing in other                                             redemption(4)    redemption
mutual funds with similar investment objectives. We show the       1 year                                    $239             $193
cumulative amount of Portfolio expenses on a hypothetical          3 years                                   $533             $483
investment of $10,000 with an annual 5% return over the time       5 years                                   $849             $796
shown.(3) This is an example only, and does not represent          10 years                                $1,745           $1,681
future expenses, which may be greater or less than those
shown here.


(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The International Small-Cap Portfolio, with the concurrence of the investment adviser, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntaryexpense cap. Had the amount waived been deducted, investment advisory fees and total operating would have been 0.84% and 1.20%, respectively.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4) Current reimbursement fees described in footnote 1 apply.

Profile: The International Large-Cap Equity Portfolio

What is the Portfolio's goal?

The International Large-Cap Equity Portfolio seeks maximum long-term total return.Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests, under normal market conditions, at least 65% of its total assets in large-cap equity securities of companies organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries. For purposes of this Portfolio, large capitalization stocks will be defined to mean those whose issuers have a market capitalization of $5 billion or more (at the time of purchase).

Equity securities in which the Portfolio may invest include, but are not limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate or during temporary periods of portfolio repositioning, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. During such periods, the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustments on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency return can also be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

--------------------------------------------------------------------------------
The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Large-Cap Equity Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of              Total return (The International Large-Cap Equity Portfolio)
investing in The International Large-Cap Equity Portfolio.
We show returns for The International Large-Cap Equity
Portfolio for the past calendar year, as well as average
annual returns for one year and since inception - with the
average annual returns compared to the performance of the
Morgan Stanley Capital International EAFE Index. The Morgan                                   -2.05%
Stanley Capital International EAFE Index is an international                                  ------
index including stocks trading on approximately 21 exchanges                                   2000
in Europe, Australia and the Far East, weighted by
capitalization. The index is unmanaged and does not include
the actual costs of buying, selling and holding securities.
The Portfolio's past performance does not necessarily
indicate how it will perform in the future. During the
periods shown, Delaware International Advisers Ltd. has
voluntarily waived fees and paid expenses of The                        During the period illustrated in this bar chart, The
International Large-Cap Equity Portfolio. Returns would be              International Large-Cap Equity Portfolio's highest quarterly
lower without the voluntary waiver and payment.                         return was 7.07% for the quarter ended December 31, 2000 and
Additionally, reimbursement fees applicable to purchases and            its lowest quarterly return was -7.51% for the quarter ended
redemptions of shares of the Portfolio are not reflected in             March 31, 2000.
the bar chart and table. If those fees were reflected, your
return would be less than that shown.

How has The International Large-Cap Equity Portfolio performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

                                                             The International Large-Cap             Morgan Stanley Capital
                                                                   Equity Portfolio                International EAFE Stock Index

1 year                                                                  -2.05%                                 -13.96%
Since inception (12/14/99)                                               2.76%                                 -12.91%



What are The International Large-Cap Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.         Maximum sales charge (load) imposed on
                                                                         purchases as a percentage of offering price            none
                                                                      Maximum sales charge (load) imposed on
                                                                         reinvested dividends                                   none
                                                                      Purchase reimbursement fees(1)                           0.45%
                                                                      Redemption reimbursement fees(1)                         0.35%
                                                                      Exchange fees                                             none
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The             Investment advisory fees(2)                              0.75%
International Large-Cap Equity Portfolio's assets.                    Distribution and service (12b-1) fees                     none
                                                                      Other expenses(2)                                        0.63%
                                                                      Total operating expenses(2)                              1.38%



                                                                                          Assumes                Assumes no
                                                                                        redemption(4)            redemption
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of              1 year                $221                    $185
investing in the Portfolio to the cost of investing in other          3 years               $519                    $480
mutual funds with similar investment objectives. We show the          5 years               $838                    $797
cumulative amount of Portfolio expenses on a hypothetical             10 years            $1,745                  $1,695
investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The International Large-Cap Equity Portfolio, with the concurrence of the investment adviser, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.33% and 0.96%, respectively.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4)  Current reimbursement fees described in footnote 1 apply.

Profile: The All-Cap Growth Equity Portfolio

What is the Portfolio's goal?

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price-to-earnings ratio and cash flows. We consider companies of any size, but generally larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

o  a history of high growth in earnings-per-share;

o  projections for high future growth or acceleration in earnings-per-share;

o  a price-to-earnings ratio that is low relative to other stocks; or

o  discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. This Portfolio will be affected by changes in stock prices. The Portfolio may be subject to greater investment risk than assumed by other funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The All-Cap Growth Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.           Maximum sales charge (load) imposed on
                                                                           purchases as a percentage of offering price          none
                                                                        Maximum sales charge (load) imposed on
                                                                           reinvested dividends                                 none
                                                                        Purchase reimbursement fees                             none
                                                                        Redemption reimbursement fees                           none
                                                                        Exchange fees                                           none
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The               Investment advisory fees(1)                            0.75%
All-Cap Growth Equity Portfolio's assets.                               Distribution and service (12b-1) fees                   none
                                                                        Other expenses(1/2)                                    0.35%
                                                                        Total operating expenses(1)                            1.10%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of                1 year                                                  $112
investing in the Portfolio to the cost of investing in other            3 years                                                 $350
mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.





(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.54% and 0.89%, respectively.
(2)  Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Intermediate Fixed Income Portfolio

What is the Portfolio's goal?

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Government/Credit Intermediate Index.

The Portfolio seeks maximum long-term total return by investing in debt securities having an average effective maturity (that is, the market value weighted average time to repayment of principal) between one to ten years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio. Long-term bonds (over ten years) are purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 250%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. The Portfolio also will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risks, when homeowners prepay mortgages during periods of low interest rates the Portfolio may be forced to re-deploy its assets in lower yielding securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Intermediate Fixed Income Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of      Year-by-year total return (The Intermediate Fixed Income Portfolio)
investing in The Intermediate Fixed Income Portfolio. We
show how returns for The Intermediate Fixed Income Portfolio have varied over the past four calendar years, as well as
average annual returns for one year and since inception-with              7.37%       7.07%       0.46%       10.60%
average annual returns compared to the performance of the                 ------      ------      ------      ------
Lehman Brothers Government/Credit Intermediate Index. The                  1997        1998        1999        2000
Lehman Brothers Government/Credit Intermediate Index is an
index composed of 5,400 publicly issued corporate and U.S.
government debt rated Baa or better, with at least one year
to maturity and at least $25 million par outstanding. The           During the periods illustrated in this bar chart, The
index is unmanaged and does not include the actual costs of         Intermediate Fixed Income Portfolio's highest quarterly
buying, selling and holding securities. The Portfolio's past        return was 3.93% for the quarter ended December 31, 2000 and
performance does not necessarily indicate how it will               its lowest quarterly return was -0.72% for the quarter ended
perform in the future. During the periods shown, Delaware           June 30, 1999.
Management Company has voluntarily waived fees and paid
expenses of The Intermediate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.



                                                                                  Average annual returns for periods ending 12/31/00

                                                            The Intermediate Fixed            Lehman Brothers Government/
                                                               Income Portfolio                Credit Intermediate Index

1 year                                                               10.60%                              10.12%
Since inception (3/12/96)                                             6.24%                               6.63%



What are The Intermediate Fixed Income Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your                  Maximum sales charge (load) imposed on
investment.                                                        purchases as a percentage of offering price                  none
                                                                   Maximum sales charge (load) imposed on
                                                                   reinvested dividends                                         none
                                                                   Purchase reimbursement fees                                  none
                                                                   Redemption reimbursement fees                                none
                                                                   Exchange fees                                                none

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The          Investment advisory fees(1)                                 0.40%
Intermediate Fixed Income Portfolio's assets.                      Distribution and service (12b-1) fees                        none
                                                                   Other expenses(1)                                           0.19%
                                                                   Total operating expenses(1)                                 0.59%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of           1 year                                                        $60
investing in the Portfolio to the cost of investing in other       3 years                                                      $189
mutual funds with similar investment objectives. We show the       5 years                                                      $329
cumulative amount of Portfolio expenses on a hypothetical          10 years                                                     $738
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.34% and 0.53%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Aggregate Fixed Income Portfolio

What is the Portfolio's goal?

The Aggregate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Aggregate Bond Index.

The Portfolio seeks maximum long-term total return by investing in debt securities having a broad range of maturities. However, the Portfolio typically will have an average effective maturity (that is, the market value weighted average time to repayment of principal) of between one to ten years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio, with long-term bonds (over ten years) purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 250%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Aggregate Fixed Income Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of         Year-by-year total return (The Aggregate Fixed Income Portfolio)
investing in The Aggregate Fixed Income Portfolio. We show
how returns for The Aggregate Fixed Income Portfolio have
varied over the past three calendar years, as well as
average annual returns for one year and since inception -                     8.58%            -2.55%              11.02%
with average annual returns compared to the performance of                   ------            ------              ------
the Lehman Brothers Aggregate Bond Index. The Lehman                          1998              1999                2000
Brothers Aggregate Bond Index is comprised of approximately
6,000 publicly traded bonds including U.S. government,
mortgage-backed, corporate and Yankee bonds with an average
maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The
index is unmanaged and does not include the actual costs of
buying, selling and holding securities. The Portfolio's past         During the periods illustrated in this bar chart, The
performance does not necessarily indicate how it will                Aggregate Fixed Income Portfolio's highest quarterly return
perform in the future. During the periods shown, Delaware            was 4.49% for the quarter ended December 31, 2000 and its
Management Company has voluntarily waived fees and paid              lowest quarterly return was -1.69% for the quarter ended
expenses of The Aggregate Fixed Income Portfolio. Returns            June 30, 1999.
for 1998 and 1999 would be lower without the voluntary
waiver and payment.



                                                                                  Average annual returns for periods ending 12/31/00

                                                             The Aggregate Fixed               Lehman Brothers
                                                              Income Portfolio               Aggregate Bond Index
1 year                                                            11.02%                            11.63%
Since inception (12/29/97)                                         5.50%                             6.36%


What are The Aggregate Fixed Income Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.        Maximum sales charge (load) imposed on
                                                                        purchases as a percentage of offering price             none
                                                                     Maximum sales charge (load) imposed on
                                                                        reinvested dividends                                    none
                                                                     Purchase reimbursement fees                                none
                                                                     Redemption reimbursement fees                              none
                                                                     Exchange fees                                              none

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The            Investment advisory fees(1)                               0.40%
Aggregate Fixed Income Portfolio's assets.                           Distribution and service (12b-1) fees                      none
                                                                     Other expenses(1)                                         0.12%
                                                                     Total operating expenses(1)                               0.52%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of             1 year                                                      $53
investing in the Portfolio to the cost of investing in other         3 years                                                    $167
mutual funds with similar investment objectives. We show the         5 years                                                    $291
cumulative amount of Portfolio expenses on a hypothetical            10 years                                                   $653
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The High-Yield Bond Portfolio

What is the Portfolio's goal?

The High-Yield Bond Portfolio seeks high total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will invest at least 80% of its assets at the time of purchase in: (1) corporate bonds that may be rated B- or higher by S&P or B3 or higher by Moody's, or that may be unrated (which may be more speculative in nature than rated bonds); (2) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or, if unrated, that we judge to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objective.

From time to time, the Portfolio may acquire zero coupon bonds and, to a lesser extent, pay-in-kind ("PIK") bonds, however, the Portfolio generally does not purchase a substantial amount of these securities. Zero coupon bonds and PIK bonds are considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio.

With respect to U.S. Government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective.

The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated securities. We will attempt to reduce such risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Investing in so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Portfolio. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

If, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratio may increase.

--------------------------------------------------------------------------------
Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons. A less liquid secondary market may have an adverse effect on the Portfolio's ability to sell particular bonds, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. The Portfolio's investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in bonds issued by U.S. companies.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.


How has The High-Yield Bond Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of              Year-by-year total return (The High-Yield Bond Portfolio)
investing in The High-Yield Bond Portfolio. We show how
returns for The High-Yield Bond Portfolio have varied over
the past four calendar years, as well as average annual
returns for one year and since inception - with average                         18.14%         1.75%        4.20%      -4.68%
annual returns compared to the performance of the Salomon                       ------        ------        ------     ------
Smith Barney High-Yield Cash Pay Index. The Salomon Smith                        1997          1998          1999       2000
Barney High-Yield Cash Pay Index includes cash-pay and
deferred-interest bonds, but excludes bankrupt bonds. When
an issuer misses or expects to miss an interest payment or
enters into Chapter 11 bankruptcy, the corresponding bonds
exit the index at month end, reflecting the loss of the
coupon payment or accrued interest. The index is unmanaged               During the periods illustrated in this bar chart, The
and does not include the actual costs of buying, selling and             High-Yield Bond Portfolio's highest quarterly return was
holding securities. The Portfolio's past performance does                6.39% for the quarter ended June 30, 1997 and its lowest
not necessarily indicate how it will perform in the future.              quarterly return was -5.42% for the quarter ended September
During the periods shown, Delaware Management Company has                30, 1998.
voluntarily waived fees and paid expenses of The High-Yield
Bond Portfolio. Returns would be lower without the voluntary waiver and payment.

How has The High-Yield Bond Portfolio performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

                                                     The High-Yield                            Salomon Smith Barney
                                                     Bond Portfolio                          High-Yield Cash Pay Index
1 year                                                   -4.68%                                        -4.42%
Since inception (12/2/96)                                 4.76%                                         3.41%






What are The High-Yield Bond Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your                 Maximum sales charge (load) imposed on
investment.                                                          purchases as a percentage of offering price                none
                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                       none
                                                                  Purchase reimbursement fees                                   none
                                                                  Redemption reimbursement fees                                 none
                                                                  Exchange fees                                                 none

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The         Investment advisory fees(1)                                  0.45%
High-Yield Bond Portfolio's assets.                               Distribution and service (12b-1) fees                         none
                                                                  Other expenses(1)                                            0.63%
                                                                  Total operating expenses(1)                                  1.08%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                                                       $110
investing in the Portfolio to the cost of investing in other      3 years                                                      $343
mutual funds with similar investment objectives. We show the      5 years                                                      $595
cumulative amount of Portfolio expenses on a hypothetical         10 years                                                   $1,317
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.59% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and paid been deducted, investment advisory fees, other expenses and total operating expenses would have been 0.0%, 0.59% and 0.59%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Diversified Core Fixed
Income Portfolio

What is the Portfolio's goal?

The Diversified Core Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, the U.S. High-Yield Sector, and the International Sector. We will determine how much of the Portfolio to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

o U.S. Investment Grade Sector Under normal circumstances, between 50% and 90% of the Portfolio's total assets will be invested in the U.S. investment grade sector. In managing the Portfolio's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

  The investment grade sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

  Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality. See Appendix A for additional rating information.

o U.S. High-Yield Sector Under normal circumstances, between 5% and 30% of the Portfolio's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Portfolio's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

  The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.

--------------------------------------------------------------------------------

o International Sector Under normal circumstances, between 5% and 20% of the Portfolio's total assets will be invested in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank.

  The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

  The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Portfolio's total assets. In addition, the Portfolio may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Portfolio may also invest in zero coupon bonds and may purchase shares of other investment companies.

  In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in high-yield, high risk or "junk" bonds entail certain risk, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Portfolio. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers, and investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Diversified Core Fixed Income Portfolio performed?
---------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of         Year-by-year total return (The Diversified Core Fixed Income
investing in The Diversified Core Fixed Income Portfolio. We        Portfolio)
show how returns for The Diversified Core Fixed Income
Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since
inception - with the average annual returns compared to the
performance of the Lehman Brothers Aggregate Bond Index. The
Lehman Brothers Aggregate Bond Index is comprised of
approximately 6,000 publicly traded bonds including U.S.
government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is
weighted by the market value of the bonds included in the
index. The index is unmanaged and does not include the
actual costs of buying, selling and holding securities. The               10.28%                   1.60%                    13.12%
Portfolio's past performance does not necessarily indicate      --------------------------------------------------------------------
how it will perform in the future. During the periods shown,              1998                     1999                     2000
Delaware Management Company has voluntarily waived fees and
paid expenses of The Diversified Core Fixed Income
Portfolio. Returns would be lower without the voluntary         During the periods illustrated in this bar chart, The
waiver and payment.                                             Diversified Core Fixed Income Portfolio's highest quarterly return was 4.69% for the quarter ended December 31, 2000 and its lowest quarterly return was 0.00% for the quarter ended
                                                                September 30, 1999.

                              Average annual returns for periods ending 12/31/00
--------------------------------------------------------------------------------
                                The Diversified Core          Lehman Brothers
                                Fixed Income Portfolio     Aggregate Bond Index
--------------------------------------------------------------------------------
1 year                                13.12%                     11.63%
Since inception (12/29/97)             8.13%                      6.36%

What are The Diversified Core Fixed Income Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                     purchases as a percentage of offering price               None
                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                      None
                                                                  Purchase reimbursement fees                                  None
                                                                  Redemption reimbursement fees                                None
                                                                  Exchange fees                                                None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The         Investment advisory fees(1)                                 0.43%
Diversified Core Fixed Income Portfolio's assets.                 Distribution and service (12b-1) fees                        None
                                                                  Other expenses1                                             0.18%
                                                                  Total operating expenses(1)                                 0.61%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                                                        $62
investing in the Portfolio to the cost of investing in other      3 years                                                      $195
mutual funds with similar investment objectives. We show the      5 years                                                      $340
cumulative amount of Portfolio expenses on a hypothetical         10 years                                                     $762
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.57% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.39% and 0.57%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Global Fixed Income Portfolio

What is the Portfolio's goal?

The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States' domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities, foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

--------------------------------------------------------------------------------

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Korea, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Fixed Income Portfolio performed?
-----------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of         Year-by-year total return (The Global Fixed Income Portfolio)
investing in The Global Fixed Income Portfolio. We show how
returns for The Global Fixed Income Portfolio have varied
over the past eight calendar years, as well as average
annual returns for one and five years and since inception -
with the average annual returns compared to the performance
of the Salomon Smith Barney World Government Bond Index. The
Salomon Smith Barney World Government Bond Index is an index of bonds from 14 world government bond markets with
maturities of at least 1 year. The index is unmanaged and
does not include the actual costs of buying, selling and
holding securities. The Portfolio's past performance does
not necessarily indicate how it will perform in the future.
During the periods shown, Delaware International Advisers           19.16%  1.24%   18.96%  14.96%  1.73%   8.68%   -4.05%  2.29%
Ltd. has voluntarily waived fees and paid expenses of The           --------------------------------------------------------------
Global Fixed Income Portfolio. Returns would be lower               1993    1994    1995    1996    1997    1998    1999    2000
without the voluntary waiver and payment.
                                                                    During the periods illustrated in this bar chart, The Global
                                                                    Fixed Income Portfolio's highest quarterly return was 9.07%
                                                                    for the quarter ended December 31, 2000 and its lowest
                                                                    quarterly return was -5.18% for the quarter ended September
                                                                    30, 2000.

                              Average annual returns for periods ending 12/31/00
--------------------------------------------------------------------------------
                                 The Global Fixed      Salomon Smith Barney
                                 Income Portfolio   World Government Bond Index
1 year                                2.29%                 -5.08%
5 years                               4.52%                  3.10%
Since inception (11/30/92)            7.61%                  6.12%

What are The Global Fixed Income Portfolio's fees and expenses?
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                     purchases as a percentage of offering price               None
                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                      None
                                                                  Purchase reimbursement fees                                  None
                                                                  Redemption reimbursement fees                                None
                                                                  Exchange fees                                                None
-----------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The         Investment advisory fees(1)                                 0.50%
Global Fixed Income Portfolio's assets.                           Distribution and service (12b-1) fees                        None
                                                                  Other expenses(1)                                           0.21%
                                                                  Total operating expenses(1)                                 0.71%
-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                                                        $73
investing in the Portfolio to the cost of investing in other      3 years                                                      $227
mutual funds with similar investment objectives. We show the      5 years                                                      $395
cumulative amount of Portfolio expenses on a hypothetical         10 years                                                     $883
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.39% and 0.60%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The International Fixed Income Portfolio

What is the Portfolio's goal?

The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the Euro. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as, foreign government securities with the limitation noted below. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities.We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts, and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

Our management approach is long-term in orientation, but, it is expected that the annual turnover of the portfolio will be approximately 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholder that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in securities of U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may also be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Fixed Income Portfolio performed?
-----------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of    Year-by-year total return (The International Fixed Income Portfolio)
investing in The International Fixed Income Portfolio. We
show how returns for The International Fixed Income
Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since
inception - with the average annual returns compared to the
performance of the Salomon Smith Barney Non-U.S. World
Government Bond Index. The Salomon Smith Barney Non-U.S.
World Government Bond Index is a market-capitalization
weighted benchmark that tracks the performances of the
Government bond markets of Australia, Austria, Belgium,
Canada, Denmark, Finland, France, Germany, Ireland, Italy,
Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland
and the United Kingdom. The index is unmanaged and does not
include the actual costs of buying, selling and holding
securities. The Portfolio's past performance does not
necessarily indicate how it will perform in the future.
During the periods shown, Delaware International Advisers
Ltd. has voluntarily waived fees and paid expenses of The        9.68%                        -5.04%                      -1.61%
International Fixed Income Portfolio. Returns would be lower   -------------------------------------------------------------------
without the voluntary waiver and payment.                        1998                          1999                        2000

                                                               During the periods illustrated in this bar chart, The
                                                               International Fixed Income Portfolio's highest quarterly
                                                               return was 8.62% for the quarter ended December 31, 2000 and its lowest quarterly return was -6.91% for the quarter ended
                                                               September 30, 2000.

                           Average annual returns for periods ending 12/31/00

                            The International      Salomon Smith Barney Non-U.S.
                         Fixed Income Portfolio     World Government Bond Index
1 year                           -1.61%                        -2.63%
Since inception (4/11/97)         1.70%                         3.37%

What are The International Fixed Income Portfolio's fees and expenses?
----------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.    Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price               None
                                                                 Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                      None
                                                                 Purchase reimbursement fees                                  None
                                                                 Redemption reimbursement fees                                None
                                                                 Exchange fees                                                None
----------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The        Investment advisory fees(1)                                 0.50%
International Fixed Income Portfolio's assets.                   Distribution and service (12b-1) fees                        None
                                                                 Other expenses(1)                                           0.19%
                                                                 Total operating expenses(1)                                 0.69%
----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of         1 year                                                        $70
investing in the Portfolio to the cost of investing in other     3 years                                                      $221
mutual funds with similar investment objectives. We show the     5 years                                                      $384
cumulative amount of Portfolio expenses on a hypothetical        10 years                                                     $859
investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.41% and 0.60%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Asset Allocation Portfolio

What are the Portfolio's goals?

The Asset Allocation Portfolio seeks capital appreciation with current income as a secondary objective. Although the Portfolio will strive to achieve its goals, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in domestic equity and fixed-income securities, including domestic equity and fixed-income Portfolios of the Fund. The Portfolio may also invest in international equity and fixed-income securities, including international equity and fixed-income Portfolios of the Fund. The Portfolio will generally invest at least 20% of its net assets in fixed-income securities, including fixed-income Portfolios of the Fund. The Portfolio will pursue its investment objectives through active asset allocation implemented primarily with investments in a combination of the Portfolios of the Fund. The Portfolio may also separately invest directly in the same securities and employ the same investment strategies as any of the Portfolios of the Fund, to the extent consistent with the Portfolio's investment objectives. The Portfolio may invest directly in securities or other investment instruments for such purposes as avoiding undue disruption of the activities of the Portfolios of the Fund, hedging of the Portfolios' investment positions, or to make investments in asset classes not available in the Portfolios of the Fund. While it is anticipated that at most times the Portfolio will be primarily invested in the Portfolios of the Fund, it is possible, from time to time, for the Portfolio to be substantially invested directly in securities. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

As described above, the Portfolios of the Fund include funds investing in U.S. and foreign stocks, bonds, and money market instruments. At any point in time, it can be expected that the Portfolio will invest in a different combination of securities and Portfolios of the Fund. In allocating the Portfolio's assets, we will evaluate the expected return of the Portfolios of the Fund, the volatility of the Portfolios of the Fund (i.e., the variability of returns from one period to the next), and the correlation of the Portfolios of the Fund (i.e. the degree to which the Portfolios of the Fund move together).

The Portfolios of the Fund that will currently be considered for investment by The Asset Allocation Portfolio are listed below, grouped within broad asset classes. The asset class headings below are provided for convenience and are approximate in nature. For more detailed information on the investment policies of each Portfolio of the Fund, see the discussion of each such Portfolio in this Prospectus. The list of Portfolios of the Fund may change from time to time, and Portfolios of the Fund may be added or deleted upon our recommendation without shareholder approval.

--------------------------------------------------------------------------------

Asset Class                                 Portfolio of the Fund
-----------                                 ---------------------

U.S. Equity                      The Large-Cap Value Equity Portfolio
                                 The Large-Cap Growth Equity Portfolio
                                 The Core Equity Portfolio
                                 The Balanced Portfolio
                                 The Equity Income Portfolio
                                 The Select Equity Portfolio
                                 The Mid-Cap Growth Equity Portfolio
                                 The Small-Cap Value Equity Portfolio
                                 The Small-Cap Growth Equity Portfolio
                                 The Real Estate Investment Trust Portfolio
                                 The Real Estate Investment Trust Portfolio II
                                 The All-Cap Growth Equity Portfolio


International Equity             The Emerging Markets Portfolio
                                 The Global Equity Portfolio
                                 The International Equity Portfolio
                                 The International Large-Cap Equity Portfolio
                                 The Labor Select International Equity Portfolio
                                 The International Small-Cap Portfolio


Fixed Income                     The Aggregate Fixed Income Portfolio
                                 The Diversified Core Fixed Income Portfolio
                                 The Intermediate Fixed Income Portfolio
                                 The Global Fixed Income Portfolio
                                 The High-Yield Bond Portfolio
                                 The International Fixed Income Portfolio

The percentage ranges targeted for the Portfolio by broad asset class are set forth below. The percentage ranges applicable to each asset class may be changed from time to time without the approval of shareholders.


Asset Class                     Percentage Ranges of Investment in Asset Classes
--------------------------------------------------------------------------------
U.S. Equity                                       30% - 70%
International Equity                               5% - 30%
Fixed Income                                      20% - 65%
Cash                                               0% - 35%

The Portfolio will generally be invested in at least three Portfolios of the Fund, consistent with the table above. The Portfolio may invest up to 100% of its total assets in cash or other money market instruments for temporary, defensive purposes. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objective.

The Portfolio will indirectly bear its pro rata share of the fees and expenses incurred by the Portfolios of the Fund that are applicable to direct shareholders of such Portfolios of the Fund. The investment returns of the Portfolio, therefore, will be net of the expenses of the Portfolios of the Fund in which it is invested.

--------------------------------------------------------------------------------
The Portfolio may, to the extent consistent with its investment objectives, invest its assets directly in the same types of securities and engage in the same types of investment strategies as those in which the Portfolios of the Fund invest. The Portfolio may use such investment strategies to hedge investment positions, including investments directly in securities and investments in the Portfolios of the Fund, to help protect the Portfolio against a decline in the value of the Portfolios of the Fund. The Portfolio does not intend to engage in these investment strategies for non-hedging purposes such that more than 5% of its assets will be exposed.

The Portfolio, to the extent consistent with its investment objective, and certain of the Portfolios of the Fund, may purchase foreign securities; purchase high-yielding, high risk debt securities (commonly referred to as "junk bonds"); enter into foreign currency transactions; engage in options transactions; engage in futures contracts and options on futures; purchase zero coupon bonds and pay-in-kind bonds; purchase restricted and illiquid securities; and enter into forward roll transactions.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's assets may be primarily invested in a combination of the Portfolios of the Fund. As a result, the Portfolio's investment performance may be directly related to the investment performance of the Portfolios of the Fund held by it. The ability of the Portfolio to meet its investment objective may thus be directly related to the ability of the Portfolios of the Fund to meet their objectives as well as our allocation among those Portfolios of the Fund. In addition, the Portfolio's share prices and yields will fluctuate in response to movements in the securities markets as a whole.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Asset Allocation Portfolio's fees and expenses?

------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.        Maximum sales charge (load) imposed on
                                                                       purchases as a percentage of offering price              None
                                                                     Maximum sales charge (load) imposed on
                                                                       reinvested dividends                                     None
                                                                     Purchase reimbursement fees                                None
                                                                     Redemption reimbursement fees                              None
                                                                     Exchange fees                                              None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The            Investment advisory fees(1)                               0.05%
Asset Allocation Portfolio's assets.                                 Distribution and service (12b-1) fees                      None
                                                                     Other expenses(1/2)                                       0.23%
                                                                     Total operating expenses(1)                               0.28%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of             1 year                                                      $29
investing in the Portfolio to the cost of investing in other         3 years                                                     $90
mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

------------------------------------------------------------------------------------------------------------------------------------
This example is calculated based on the same hypothetical            1 year                                                     $102
investment of $10,000 with an annual 5% return over the time         3 years                                                    $318
shown as used above, and assuming the estimated total
operating expenses of The Asset Allocation Portfolio noted
above, but also assuming the estimated average aggregate
total operating expenses of the Portfolios of the Fund
described below.(4) This is an example only, and does not
represent future expenses, which may be greater or less than those shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total direct operating expenses of the Portfolio (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.15% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive and pay were deducted, investment advisory fees, other expenses and total operating expenses are expected to be 0.0%, 0.15% and 0.15%, respectively.
(2)  Other expenses are based on estimated amounts for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.
(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolios' total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1, but does assume the voluntary expense caps of the other Portfolios of the Fund.

The Asset Allocation Portfolio, as a shareholder in the Portfolios of the Fund, will indirectly bear its proportionate share of any management fees and other expenses paid by the Portfolios of the Fund. These fees and expenses, which are embedded in the prices of the shares of the other Portfolios of the Fund purchased by The Asset Allocation Portfolio, are in addition to the fees and expenses of The Asset Allocation Portfolio shown above. The average aggregate total operating expenses of the Portfolios of the Fund (including any voluntary expense caps) are estimated to be 0.72%, based on the actual operating expenses of the Portfolios of the Fund for the most recent fiscal year and the following static asset allocation assumptions: The Mid-Cap Growth Equity Portfolio - 25%; The Large-Cap Value Equity Portfolio - 25%; The International Equity Portfolio - 15%; The High-Yield Bond Portfolio - 10%; and The Aggregate Fixed Income Portfolio - 25%. Actual expenses will differ depending on the actual asset allocations among the Portfolios of the Fund in effect from time to time.

Additional Investment Information

Each Portfolio's, except The Labor Select International Equity Portfolio's, investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If a Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolios may invest. The Portfolios may invest in a broad selection of securities consistent with their respective investment objective and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolios.

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks: Securities that represent shares of ownership            The Large-Cap Value Equity, The Large-Cap Growth Equity, The
in a corporation. Stockholders participate in the                       Core Equity, The Balanced, The Equity Income, The Select
corporation's profits and losses indirectly, as the value of            Equity, The Mid-Cap Growth Equity, The Small-Cap Value
a corporation's shares tends to change as the corporation's             Equity, The Small-Cap Growth Equity, The Real Estate
earnings fluctuate.                                                     Investment Trust, The Real Estate Investment Trust II, The
                                                                        Global Equity, The International Equity, The Labor Select
                                                                        International Equity, The Emerging Markets, The
                                                                        International Small-Cap, The International Large-Cap Equity,
                                                                        The All-Cap Growth Equity and The Asset Allocation
                                                                        Portfolios focus their investments on common stocks, some of which will be dividend paying stocks.

Corporate Bonds: Debt obligations issued by a corporation.              The Balanced, The Intermediate Fixed Income and The
                                                                        Aggregate Fixed Income Portfolios may invest in corporate
                                                                        bonds rated in one of the four highest categories by an
                                                                        NRSRO (e.g., at least BBB by S&P or Baa by Moody's), or
                                                                        deemed equivalent. The Global Fixed Income Portfolio may
                                                                        invest in foreign and U.S. corporate bonds which are
                                                                        generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The International Fixed Income
                                                                        Portfolio may invest in foreign corporate bonds which are
                                                                        generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The High-Yield Bond Portfolio will focus its investments on corporate bonds rated at least B-
                                                                        by S&P or B3 by Moody's. The Diversified Core Fixed Income
                                                                        Portfolio may invest in bonds rated in one of the four
                                                                        highest rating categories for its U.S. Investment Grade
                                                                        Sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S. High-Yield
                                                                        Sector and International Sector. Up to 35% of The Emerging
                                                                        Markets Portfolio's net assets may be invested in debt
                                                                        securities issued by emerging country companies. The
                                                                        Small-Cap Growth Equity Portfolio may invest up to 35% of
                                                                        its assets in debt securities, all of which must be rated
                                                                        within the four highest categories or deemed to be of
                                                                        comparable quality. The Small-Cap Value Equity Portfolio may invest up to 25% of its net assets in corporate bonds rated
                                                                        B or below when the investment adviser believes that capital appreciation from those securities is likely. Debt
                                                                        securities may be acquired by The Core Equity, The All-Cap
                                                                        Growth Equity and The Asset Allocation Portfolios and those securities may be rated below investment grade or, unrated.
                                                                        In the case of The Core Equity and The All-Cap Growth Equity
                                                                        Portfolios, investments in such securities that are rated
                                                                        below investment grade or unrated will be limited to no more than 5% of its assets. The Global Equity Portfolio may
                                                                        invest up to 35% of its assets in corporate bonds rated in one of the top two rating categories, or, if unrated, deemed to be of comparable quality. The International Small-Cap
                                                                        Portfolio may invest up to 15% of its net assets in
                                                                        fixed-income securities some or all of which may be
                                                                        corporate bonds, and some or all of which may be investment grade, below investment grade, or unrated. The International
                                                                        Equity, The Labor Select International Equity and The
                                                                        International Large-Cap Equity Portfolios may invest up to
                                                                        15% of their assets in foreign debt instruments when
                                                                        attractive opportunities are available. The Equity Income
                                                                        Portfolio may invest up to 15% of net assets in bonds rated below investment grade, though typically they are rated B or
                                                                        BB. The Balanced Portfolio may invest in Yankee and Euro
                                                                        Bonds.

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities: Usually preferred stocks or                     The Large-Cap Growth Equity, The Core Equity, The Balanced,
corporate bonds that can be exchanged for a set number of               The Equity Income, The Select Equity, The Small-Cap Value
shares of common stock at a predetermined price. These                  Equity, The Small-Cap Growth Equity, The International
securities offer higher appreciation potential than                     Equity, The International Small-Cap, The International
nonconvertible bonds and greater income potential than                  Large-Cap Equity, The All-Cap Growth Equity, The High-Yield
nonconvertible preferred stocks.                                        Bond and The Asset Allocation Portfolios may invest a
                                                                        portion of their assets in convertible securities in any
                                                                        industry, and The Real Estate Investment Trust Portfolios'
                                                                        assets may be invested in convertible securities of issuers in the real estate industry. Convertible securities acquired by The Equity Income, The Select Equity, The Small-Cap
                                                                        Value Equity, The Real Estate Investment Trust, The
                                                                        International Small-Cap, The High-Yield Bond and The Asset
                                                                        Allocation Portfolios may be rated below investment grade or unrated. In the case of The Core Equity and The Balanced
                                                                        Portfolios, investments in securities rated below investment grade or, if unrated, considered to be of equivalent
                                                                        quality, will be limited to no more than 5% and 10%,
                                                                        respectively, of net assets. The Real Estate Investment
                                                                        Trust, The Emerging Markets, The International Small-Cap,
                                                                        The High-Yield Bond and The Asset Allocation Portfolios may
                                                                        invest in convertible preferred stocks that offer various
                                                                        yield, dividend or other enhancements. Such enhanced
                                                                        convertible preferred securities include instruments like
                                                                        PERCS (Preferred Equity Redemption Cumulation Stock), PRIDES
                                                                        (Preferred Redeemable Increased Dividend Equity Securities)
                                                                        and DECS (Dividend Enhanced Convertible Securities).

Mortgage-Backed Securities: Fixed-income securities that                The Intermediate Fixed Income, The Aggregate Fixed Income,
represent pools of mortgages, with investors receiving                  The Diversified Core Fixed Income, The Global Fixed Income,
principal and interest payments as the underlying mortgage              The Core Equity, The Balanced, The Real Estate Investment
loans are paid back. Many are issued and guaranteed against             Trust and The Asset Allocation Portfolios may invest in
default by the U.S. government or its agencies or                       mortgage-backed securities issued or guaranteed by the U.S.
instrumentalities, such as the Federal Home Loan Mortgage               government, its agencies or instrumentalities or by
Corporation, the Fannie Mae and the Government National                 government sponsored corporations. For The Intermediate
Mortgage Association. Others are issued by private financial            Fixed Income and The Aggregate Fixed Income Portfolios, all
institutions, with some fully collateralized by certificates            securities will be rated investment grade at the time of
issued or guaranteed by the government or its agencies or               purchase.
instrumentalities.

Collateralized Mortgage Obligations (CMOs) and Real Estate              The Intermediate Fixed Income, The Aggregate Fixed Income,
Mortgage Investment Conduits (REMICs): CMOs are privately               The Diversified Core Fixed Income, The Global Fixed Income,
issued mortgage-backed bonds whose underlying value is the              The Core Equity, The Balanced, The Real Estate Investment
mortgages that are collected into different pools according             Trust and The Asset Allocation Portfolios may invest in CMOs
to their maturity. They are issued by U.S. government                   and REMICs. Certain CMOs and REMICs may have variable or
agencies and private issuers. REMICs are privately issued               floating interest rates and others may be stripped. Stripped
mortgage-backed bonds whose underlying value is a fixed pool            mortgage securities are generally considered illiquid and to
of mortgages secured by an interest in real property. Like              such extent, together with any other illiquid investments,
CMOs, REMICs offer different pools.                                     will not exceed that Portfolio's limit on illiquid
                                                                        securities. In addition, subject to certain quality and
                                                                        collateral limitations, The Intermediate Fixed Income, The
                                                                        Aggregate Fixed Income, The Diversified Core Fixed Income
                                                                        and The Asset Allocation Portfolios may each invest up to
                                                                        20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or
                                                                        instrumentalities, so called non-agency mortgage backed
                                                                        securities. The Balanced Portfolio may invest up to 20% of net assets in CMOs or REMICs rated at the time of purchase in one of the four highest categories by an NRSRO, whether or not the securities are 100% collateralized.

Asset-Backed Securities: Bonds or notes backed by accounts              The Intermediate Fixed Income, The Aggregate Fixed Income,
receivables, including home equity, automobile or credit                The Diversified Core Fixed Income, The Core Equity, The
loans.                                                                  Balanced, The Equity Income and The Asset Allocation
                                                                        Portfolios may invest in asset-backed securities rated in
                                                                        one of the four highest rating categories by an NRSRO.

Real Estate Investment Trusts (REITs): REITs are pooled                 The Real Estate Investment Trust Portfolios may invest
investment vehicles which invest primarily in                           without limitation in shares of REITs. The Core Equity, The
income-producing real estate or real estate related loans or            Balanced, The Select Equity, The Small-Cap Value Equity, The
interests. REITs are generally classified as equity REITs,              International Small-Cap and The Asset Allocation Portfolios
mortgage REITs or a combination of equity and mortgage                  may also invest in REITs consistent with their investment
REITs. Equity REITs invest the majority of their assets                 objectives and policies.
directly in real property and derive income primarily from
the collection of rents. Equity REITs can also realize
capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection
of interest payments.
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                         Securities                                                          How we use them
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U.S. Government Securities: U.S. Treasury securities are                Each Portfolio may invest in U.S. government securities for
backed by the "full faith and credit" of the United States.             temporary purposes or otherwise, as is consistent with its
Securities issued or guaranteed by federal agencies and U.S.            investment objectives and policies. These securities are
government sponsored instrumentalities may or may not be                issued or guaranteed as to the payment of principal and
backed by the "full faith and credit" of the United States.             interest by the U.S. government, or by various agencies or
In the case of securities not backed by the "full faith and             instrumentalities which have been established or sponsored
credit" of the United States, investors in such securities              by the U.S. government.
look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

Foreign Government Securities: Debt issued by a government              Foreign government securities purchased by The Global Fixed
other than the United States or by an agency,                           Income and The International Fixed Income Portfolios will
instrumentality or political subdivision of such                        generally be rated in one of the top two rating categories
governments.                                                            or, if unrated, deemed to be of comparable quality. However, each such Portfolio may invest up to 5% of its assets in
                                                                        fixed-income securities rated, or comparable to securities rated, below BBB. The fixed-income securities in which The
                                                                        Global Equity Portfolio, The International Equity Portfolio,
                                                                        The Labor Select International Equity Portfolio, The
                                                                        Emerging Markets Portfolio, The International Small-Cap
                                                                        Portfolio, The International Large-Cap Equity Portfolio, The
                                                                        Diversified Core Fixed Income Portfolio and The Asset
                                                                        Allocation Portfolio may invest include those issued by
                                                                        foreign governments.

Repurchase Agreements: An agreement between a buyer, such as            While each Portfolio is permitted to do so, it normally does
a Portfolio, and a seller of securities in which the seller             not invest in repurchase agreements except to invest cash
agrees to buy the securities back within a specified time at            balances or for temporary defensive purposes. In order to
the same price the buyer paid for them, plus an amount equal            enter into these repurchase agreements, a Portfolio must
to an agreed upon interest rate. Repurchase agreements are              have collateral of at least 102% of the repurchase price.
often viewed as equivalent to cash.                                     Each Portfolio will only enter into repurchase agreements in which the collateral is composed of U.S. government
                                                                        securities. The Large-Cap Value Equity, The Mid-Cap Growth
                                                                        Equity, The International Equity, The Intermediate Fixed
                                                                        Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Large-Cap Growth
                                                                        Equity, The Core Equity, The Balanced, The Equity Income,
                                                                        The Select Equity, The Small-Cap Growth Equity, The
                                                                        Small-Cap Value Equity, The Real Estate Investment Trust,
                                                                        The Global Equity, The Labor Select International Equity,
                                                                        The Emerging Markets, The International Small-Cap, The
                                                                        International Large-Cap Equity, The All-Cap Growth Equity,
                                                                        The Aggregate Fixed Income, The High-Yield Bond, The
                                                                        International Fixed Income and The Asset Allocation
                                                                        Portfolios may invest no more than 15% of net assets in
                                                                        repurchase agreements having a maturity in excess of seven days.

Restricted Securities: Privately placed securities whose                Each Portfolio may invest in restricted securities,
resale is restricted under securities law.                              including securities eligible for resale without
                                                                        registration pursuant to Rule 144A under the Securities Act of 1933. To the extent restricted securities are illiquid, a
                                                                        Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities. See
                                                                        "Illiquid Securities" below.

Illiquid Securities: Securities that do not have a ready                The Large-Cap Value Equity, The Mid-Cap Growth Equity, The
market, and cannot be easily sold within seven days at                  International Equity, The Intermediate Fixed Income and The
approximately the price that the Fund has valued them.                  Global Fixed Income Portfolios may invest no more than 10%
Illiquid securities include repurchase agreements maturing              of net assets in illiquid securities. The Large-Cap Growth
in more than seven days.                                                Equity, The Core Equity, The Balanced, The Equity Income,
                                                                        The Select Equity, The Small-Cap Value Equity, The Small-Cap
                                                                        Growth Equity, The Real Estate Investment Trust, The Global
                                                                        Equity, The Labor Select International Equity, The Emerging
                                                                        Markets, The International Small-Cap, The International
                                                                        Large-Cap Equity, The All-Cap Growth Equity, The Aggregate
                                                                        Fixed Income, The High-Yield Bond, The International Fixed
                                                                        Income and The Asset Allocation Portfolios may invest no
                                                                        more than 15% of net assets in illiquid securities.
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                         Securities                                                          How we use them
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Short-Term Debt Investments: These instruments include (1)              Each Portfolio may invest in these instruments either as a
time deposits, certificates of deposit and bankers                      means to achieve its investment objective or, more commonly,
acceptances issued by a U.S. commercial bank; (2) commercial            as temporary defensive investments or pending investment in
paper of the highest quality rating; (3) short-term debt                the Portfolio's principal investment securities. When
obligations with the highest quality rating; (4) U.S.                   investing all or a significant portion of a Portfolio's
government securities; and (5) repurchase agreements                    assets in these instruments, a Portfolio may not be able to
collateralized by those instruments.                                    achieve its investment objective.

Time Deposits: Time deposits are non-negotiable deposits                Time deposits maturing in more than seven days will not be
maintained in a banking institution for a specified period              purchased by any of the following Portfolios, and time
of time at a stated interest rate.                                      deposits maturing from two business days through seven
                                                                        calendar days will not exceed 10% of the total assets of The
                                                                        Large-Cap Value Equity, The Mid-Cap Growth Equity, The
                                                                        International Equity, The Intermediate Fixed Income and The
                                                                        Global Fixed Income Portfolios; and 15% of the total assets of The Large-Cap Growth Equity, The Core Equity, The
                                                                        Balanced, The Equity Income, The Select Equity, The
                                                                        Small-Cap Value Equity, The Small-Cap Growth Equity, The
                                                                        Real Estate Investment Trust, The Global Equity, The Labor
                                                                        Select International Equity, The Emerging Markets, The
                                                                        International Small-Cap, The International Large-Cap Equity,
                                                                        The All-Cap Growth Equity, The Aggregate Fixed Income, The
                                                                        High-Yield Bond, The Diversified Core Fixed Income, The
                                                                        International Fixed Income and The Asset Allocation
                                                                        Portfolios.

When-Issued and Delayed-Delivery Securities: In these                   Each Portfolio may purchase securities on a when-issued or
transactions, instruments are purchased with payment and                delayed delivery basis. The Portfolios may not enter into
delivery taking place in the future in order to secure what             when-issued commitments exceeding in the aggregate 15% of
is considered to be an advantageous yield or price at the               the market value of the Portfolio's total assets less
time of the transaction. The payment obligations and the                liabilities other than the obligations created by these
interest rates that will be received are each fixed at the              commitments. Each Portfolio will designate cash or
time a Portfolio enters into the commitment and no interest             securities in amounts sufficient to cover its obligations,
accrues to the Portfolio until settlement. Thus, it is                  and will value the designated assets daily.
possible that the market value at the time of settlement
could be higher or lower than the purchase price if the
general level of interest rates has changed.

Securities Lending: These transactions involve the loan of              Each Portfolio may loan up to 25% of its assets to qualified
securities owned by a Portfolio to qualified dealers and                brokers/dealers or institutional investors. These
investors for their use relating to short-sales or other                transactions, if any, will generate additional income for
securities transactions.                                                the Portfolios.

Investment Company Securities: Investment company securities            The Asset Allocation Portfolio operates as a "fund of funds"
issued by registered or unregistered domestic or foreign                and its assets will consist largely of investments that it
investment companies.                                                   makes in other investment companies, consistent with the
                                                                        1940 Act requirements. These investments involve an indirect payment of a portion of the expenses, including advisory
                                                                        fees, of such other investment companies.

Borrowing from Banks: The Portfolios may have pre-existing              Each Portfolio may borrow money as a temporary measure or to
arrangements with banks that permit them to borrow money                facilitate redemptions. No Portfolio has the intention of
from time to time.                                                      increasing its net income through borrowing.

Zero Coupon and Pay-In-Kind Bonds: Zero coupon bonds are                The Emerging Markets Portfolio may invest up to 35% and The
debt obligations which do not entitle the holder to any                 International Small-Cap Portfolio may invest up to 15% of
periodic payments of interest prior to maturity or a                    its respective net assets in fixed-income securities,
specified date when the securities begin paying current                 including zero coupon bonds. The High-Yield Bond Portfolio
interest, and therefore are issued and traded at a discount             may also purchase zero coupon bonds and PIK bonds, although
from their face amounts or par value. Pay-in-kind ("PIK")               it generally does not purchase a substantial amount of these
bonds pay interest through the issuance to holders of                   bonds. The Diversified Core Fixed Income Portfolio may also
additional securities.                                                  purchase these securities consistent with its investment
                                                                        objective.
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                         Securities                                                          How we use them
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American Depositary Receipts (ADRs), European Depositary                The Large-Cap Value Equity, The Large-Cap Growth Equity, The
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs            Core Equity, The Balanced, The Equity Income, The Select
are receipts issued by a U.S. depositary (usually a U.S.                Equity, The Mid-Cap Growth Equity, The Small-Cap Value
bank) and EDRs and GDRs are receipts issued by a depositary             Equity, The Small-Cap Growth Equity, The Real Estate
outside of the U.S. (usually a non-U.S. bank or trust                   Investment Trust, The Global Equity, The International
company or a foreign branch of a U.S. bank). Depositary                 Equity, The Labor Select International Equity, The Emerging
receipts represent an ownership interest in an underlying               Markets, The International Small-Cap, The International
security that is held by the depositary. Generally, the                 Large-Cap Equity, The All-Cap Growth Equity, The Diversified
underlying security represented by an ADR is issued by a                Core Fixed Income, The Global Fixed Income, The
foreign issuer and the underlying security represented by an            International Fixed Income and The Asset Allocation
EDR or GDR may be issued by a foreign or U.S. issuer.                   Portfolios may invest in sponsored and unsponsored ADRs.
Sponsored depositary receipts are issued jointly by the                 Such ADRs that The Large-Cap Value Equity, The Large-Cap
issuer of the underlying security and the depositary, and               Growth Equity, The Core Equity, The Balanced, The Equity
unsponsored depositary receipts are issued by the depositary            Income, The Select Equity, The Mid-Cap Growth Equity, The
without the participation of the issuer of the underlying               Small-Cap Value Equity, The Small-Cap Growth Equity, The
security. Generally, the holder of the depositary receipt is            Real Estate Investment Trust, The Diversified Core Fixed
entitled to all payments of interest, dividends or capital              Income and The Asset Allocation Portfolios may invest in
gains that are made on the underlying security.                         will be those that are actively traded in the United States.

                                                                        In conjunction with their investments in foreign securities,
                                                                        The Equity Income, The Select Equity, The Global Equity, The
                                                                        International Equity, The Labor Select International Equity,
                                                                        The Emerging Markets, The International Small-Cap, The
                                                                        International Large-Cap Equity, The All-Cap Growth Equity,
                                                                        The Diversified Core Fixed Income, The Global Fixed Income,
                                                                        The International Fixed Income and The Asset Allocation
                                                                        Portfolios may also invest in sponsored and unsponsored EDRs and GDRs. In addition, The Small-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to its
                                                                        10% limit on investments in foreign securities.

Brady Bonds: These are debt securities issued under the                 The Diversified Core Fixed Income, The Global Fixed Income,
framework of the Brady Plan, an initiative announced by the             The International Fixed Income, The Emerging Markets, The
U.S. Treasury Secretary Nicholas F. Brady in 1989, as a                 International Small-Cap and The Asset Allocation Portfolios
mechanism for debtor nations to restructure their                       may invest in Brady Bonds consistent with their respective
outstanding external indebtedness (generally, commercial                investment objectives. We believe that economic reforms
bank debt).                                                             undertaken by countries in connection with the issuance of
                                                                        Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable
                                                                        opportunity for investment.

Futures and Options: A futures contract is a bilateral                  The Core Equity, The Balanced, The Equity Income, The Select
agreement providing for the purchase and sale of a specified            Equity, The Mid-Cap Growth Equity, The Small-Cap Value
type and amount of a financial instrument, or for the making            Equity, The Small-Cap Growth Equity, The Real Estate
and acceptance of a cash settlement, at a stated time in the            Investment Trust, The Global Equity, The Emerging Markets,
future for a fixed price. A call option is a short-term                 The International Small-Cap, The International Large-Cap
contract pursuant to which the purchaser of the call option,            Equity, The All-Cap Growth Equity, The Intermediate Fixed
in return for the premium paid, has the right to buy the                Income, The Aggregate Fixed Income, The Diversified Core
security or other financial instrument underlying the option            Fixed Income and The Asset Allocation Portfolios may invest
at a specified exercise price at any time during the term of            in futures, options and closing transactions related
the option. A put option is a similar contract which gives              thereto. These activities will not be entered into for
the purchaser of the put option, in return for a premium,               speculative purposes, but rather for hedging purposes and to
the right to sell the underlying security or other financial            facilitate the ability to quickly deploy into the market a
instrument at a specified price during the term of the                  Portfolio's cash, short-term debt securities and other money
option.                                                                 market instruments at times when the Portfolio's assets are not fully invested. A Portfolio may only enter into these
                                                                        transactions for hedging purposes if it is consistent with its respective investment objective and policies. A
                                                                        Portfolio may not engage in such transactions to the extent that obligations resulting from these activities in the
                                                                        aggregate exceed 25% of the Portfolio's assets. In addition,
                                                                        The Global Equity, The Emerging Markets, The International
                                                                        Large-Cap Equity, The Diversified Core Fixed Income, The
                                                                        International Fixed Income and The Asset Allocation
                                                                        Portfolios may enter into futures contracts, purchase or
                                                                        sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge"
                                                                        the currency risks associated with its investments.
                                                                        Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and
                                                                        options on foreign currencies operate similarly to options on securities. See also "Foreign Currency Transactions"
                                                                        below.
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                         Securities                                                          How we use them
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Foreign Currency Transactions: Several Portfolios will                  Although The Global Equity, The International Equity, The
invest in securities of foreign issuers and may hold foreign            Labor Select International Equity, The Emerging Markets, The
currency. In addition, several Portfolios may enter into                International Small-Cap, The International Large-Cap Equity,
contracts to purchase or sell foreign currencies at a future            The Global Fixed Income, The International Fixed Income, The
date (i.e., a "forward foreign currency" contract or                    Diversified Core Fixed Income, The Core Equity, The
"forward" contract). A forward contract involves an                     Balanced, The Equity Income, The Small-Cap Value Equity, The
obligation to purchase or sell a specific currency at a                 Small-Cap Growth Equity, The Real Estate Investment Trust,
future date, which may be any fixed number of days from the             The All-Cap Growth Equity, The High-Yield Bond and The Asset
date of the contract, agreed upon by the parties, at a price            Allocation Portfolios value their assets daily in terms of
set at the time of the contract. A Portfolio may enter into             U.S. dollars, they do not intend to convert their holdings
forward contracts to "lock-in" the price of a security it               of foreign currencies into U.S. dollars on a daily basis. A
has agreed to purchase or sell, in terms of U.S. dollars or             Portfolio may, however, from time to time, purchase or sell
other currencies in which the transaction will be                       foreign currencies and/or engage in forward foreign currency
consummated.                                                            transactions in order to expedite settlement of Portfolio
                                                                        transactions and to minimize currency value fluctuations.

Interest Rate Swap and Index Swap Agreements: In an interest            The Balanced, The Intermediate Fixed Income, The Aggregate
rate swap, a fund receives payment from another party based             Fixed Income and The Diversified Core Fixed Income
on a floating interest rate in return for making payments               Portfolios may use interest rate swaps to adjust each
based on a fixed interest rate. An interest rate swap can               Portfolio's sensitivity to interest rates by changing its
also work in reverse, with a fund receiving payments based              duration. We may also use interest rate swaps to hedge
on a fixed interest rate and making payments based on a                 against changes in interest rates. We use index swaps to
floating interest rate. In an index swap, a fund receives               gain exposure to markets that the Portfolios invest in, such
gains or incurs losses based on the total return of an                  as the corporate bond market. We may also use index swaps as
index, in exchange for making fixed or floating interest                a substitute for futures, options or forward contracts if
rate payments to another party.                                         such contracts are not directly available to the Portfolios on favorable terms.

                                                                        Interest rate swaps and index swaps will be considered
                                                                        illiquid securities.
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Risk Factors

An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the Statement of Additional Information for additional descriptions and risk information.


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                         Risks                                                               How we strive to manage them
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
Market Risk is the risk that all or a majority of the                   The value of each Portfolio's holdings, whether equity or
securities in a certain market-like the stock or bond                   fixed income in orientation, fluctuates in response to
market-will decline in value because of factors such as                 events affecting markets. In a declining market environment,
economic conditions, future expectations or investor                    the value of the Portfolios' securities will generally
confidence.                                                             decline as well. We maintain a long-term approach and focus on securities that we believe can continue to provide
Index swaps are subject to the same market risks as the                 returns over an extended period of time regardless of these
investment market or sector that the index represents.                  interim market fluctuations. Generally, we do not try to
Depending on the actual movements of the index and how well             predict overall market movements or trade for short-term
the portfolio manager forecasts those movements, a fund                 purposes.
could experience a higher or lower return than anticipated.
                                                                        In evaluating the use of an index swap for The Balanced, The
                                                                        Intermediate Fixed Income, The Aggregate Fixed Income and
                                                                        The Diversified Core Fixed Income Portfolios, we carefully consider how market changes could affect the swap and how
                                                                        that compares to our investing directly in the market the
                                                                        swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements
                                                                        for these Portfolios, we focus on those dealers with high
                                                                        quality ratings and do careful credit analysis before
                                                                        engaging in the transaction.

Industry and Security Risk is the risk that the value of                The Real Estate Investment Trust Portfolios concentrate
securities in a particular industry or the value of an                  their investments in the real estate industry. As a
individual stock or bond will decline because of changing               consequence, the net asset value of each Portfolio can be
expectations for the performance of that industry or for the            expected to fluctuate in light of the factors affecting that
individual company issuing the stock or bond. Portfolios                industry, and may fluctuate more widely than a portfolio
that concentrate their investments in a particular industry             that invests in a broader range of industries. Each Real
or individual security are considered to be subject to                  Estate Investment Trust Portfolio may be more susceptible to
greater risks than Portfolios that are not concentrated.                any single economic, political or regulatory occurrence
                                                                        affecting the real estate industry.

                                                                        Although The Select Equity Portfolio will not invest more
                                                                        than 25% of its net assets in any one industry, it may from time to time, invest up to that amount in any one industry, and may also, from time to time, be highly concentrated in closely related industries. As a result, the Portfolio may be more susceptible to any single economic, political or
                                                                        regulatory occurrence affecting a particular industry or
                                                                        closely related industries.

                                                                        With the exception of The Real Estate Investment Trust
                                                                        Portfolios, we limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that
                                                                        Portfolio's investment objective. To seek to reduce these
                                                                        risks for all Portfolios, we limit investments in any
                                                                        individual security and we follow a rigorous selection
                                                                        process before choosing securities for the Portfolios.
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Risk Factors (continued)


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                    Risks                                                           How we strive to manage them
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
Interest Rate Risk is the risk that securities, particularly            The Portfolios, especially those that invest significantly
bonds with longer maturities, will decrease in value if                 in fixed-income securities, are subject to various interest
interest rates rise and increase in value if interest rates             rate risks depending upon their investment objectives and
fall. Investments in equity securities issued by small and              policies. We cannot eliminate that risk, but we do try to
medium sized companies, which often borrow money to finance             address it by monitoring economic conditions, especially
operations, may also be adversely affected by rising                    interest rate trends and their potential impact on the
interest rates.                                                         Portfolios. The Portfolios do not try to increase returns on their investments in debt securities by predicting and
                                                                        aggressively capitalizing on interest rate movements. The
Swaps may be particularly sensitive to interest rate                    Intermediate Fixed Income and The Aggregate Fixed Income
changes. Depending on the actual movements of interest rates            Portfolios seek to maintain as the core of their investment
and how well the portfolio manager anticipates them, a                  portfolios, short and intermediate-term debt securities
portfolio could experience a higher or lower return than                (under ten years). The Global Fixed Income and The
anticipated. For example, if a portfolio holds interest rate            International Fixed Income Portfolios anticipate that
swaps and is required to make payments based on variable                average weighted maturity will be in the five-to-ten year
interest rates, it will have to make increased payments if              range, with a possible shift beyond ten years in a declining
interest rates rise, which will not necessarily be offset by            interest rate environment and a possible shortening below
the fixed-rate payments it is entitled to receive under the             five years in a rising interest rate environment.
swap agreement.
                                                                        The High-Yield Bond Portfolio, by investing primarily in
                                                                        bonds rated B- or higher by S&P or B3 or higher by Moody's, or unrated bonds, is subject to interest rate risks. See
                                                                        "Lower Rated Fixed-Income Securities" below. The Real Estate
                                                                        Investment Trust Portfolios, by investing primarily in
                                                                        securities of real estate investment trusts, and the other
                                                                        Portfolios that invest in those securities to a lesser
                                                                        degree, are subject to interest rate risk, in that as
                                                                        interest rates decline, the value of each Portfolio's
                                                                        investments in real estate investment trusts can be expected to rise. Conversely, when interest rates rise, the value of each Portfolio's investments in real estate investment
                                                                        trusts holding fixed rate obligations can be expected to
                                                                        decline. However, lower interest rates tend to increase the level of refinancing, which can hurt returns on REITs that hold fixed-income obligations.

                                                                        The Balanced, The Intermediate Fixed Income, The Aggregate
                                                                        Fixed Income and The Diversified Core Fixed Income
                                                                        Portfolios, by investing in swaps, are subject to additional interest rate risk. The Portfolios will not invest in
                                                                        interest rate or index swaps with maturities of more than
                                                                        two years. Each business day we will calculate the amount
                                                                        the Portfolios must pay for any swaps they hold and will
                                                                        segregate enough cash or other liquid securities to cover
                                                                        that amount.

                                                                        The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
                                                                        Small-Cap Growth Equity, The International Small-Cap and The
                                                                        All-Cap Growth Equity Portfolios and, to a lesser extent,
                                                                        The Select Equity Portfolio, invest in small or mid-cap
                                                                        companies and we seek to address the potential interest rate risks by analyzing each company's financial situation and
                                                                        its cash flow to determine the company's ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into
                                                                        consideration before a stock is purchased.

Foreign Risk Foreign Risk is the risk that foreign                      The Global Equiity, The International Equity, The Labor
securities may be adversely affected by political                       Select International Equity, The Emerging Markets, The
instability, changes in currency exchange rates, foreign                International Small-Cap, The International Large-Cap Equity,
economic conditions or inadequate regulatory and accounting             The Global Fixed Income and The International Fixed Income
standards. In addition, there is the possibility of                     Portfolios will invest in securities of foreign issuers,
expropriation, nationalization or confiscatory taxation,                which normally are denominated in foreign currencies, and
taxation of income earned in foreign nations or other taxes             may hold foreign currencies directly. The Core Equity
imposed with respect to investments in foreign nations,                 Portfolio may invest up to 5% of its assets; The Small-Cap
foreign exchange controls, which may include suspension of              Growth Equity, The Real Estate Investment Trust, The All-Cap
the ability to transfer currency from a given country, and              Growth Equity and The High-Yield Bond Portfolios may invest
default in foreign government securities. As a result of                up to 10% of their respective total assets; The Large-Cap
these factors, foreign securities markets may be less liquid            Growth Equity and The Diversified Core Fixed Income
and more volatile than U.S. markets and the Portfolios may              Portfolios may invest up to 20% of their total assets; and
experience difficulties and delays in converting foreign                The Small-Cap Value Equity Portfolio may invest up to 25% of
currencies back into U.S. dollars. Such events may cause the            its assets in foreign securities. The Balanced, The Equity
value of certain foreign securities to fluctuate widely and             Income, The Select Equity and The Mid-Cap Growth Equity
may make it difficult to accurately value foreign                       Portfolios typically invest only a small portion of their
securities.                                                             assets in foreign securities, usually through depositary
                                                                        receipts denominated in U.S. dollars and traded on a U.S.
Several European countries began participating in the                   exchange. The Asset Allocation Portfolio, to the extent
European Economic and Monetary Union, which has established             consistent with its investment objective, may also purchase
a common currency for participating countries. This currency            foreign securities. For those Portfolios investing primarily
is commonly known as the "Euro." The long-term consequences             in foreign securities, we attempt to reduce the risks
of the Euro conversion for foreign exchange rates, interest             presented by such investments by conducting world-wide
rates and the value of European securities in which the                 fundamental research with an emphasis on company visits. In
Portfolios may invest are unclear. The consequences may                 addition, we monitor current economic and market conditions
adversely affect the value and/or increase the volatility of            and trends, the political and regulatory environment and the
securities held by the Portfolios.                                      value of currencies in different countries in an effort to identify the most attractive countries and securities.
                                                                        Additionally, when currencies appear significantly
                                                                        overvalued compared to average real exchange rates, a
                                                                        Portfolio may hedge exposure to those currencies for
                                                                        defensive purposes.
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70

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                         Risks                                                        How we strive to manage them
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
Currency Risk is the risk that the value of an investment               The Portfolios described above that are subject to foreign
may be negatively affected by changes in foreign currency               risk may be affected by changes in currency rates and
exchange rates. Adverse changes in exchange rates may reduce            exchange control regulations and may incur costs in
or eliminate any gains produced by investments that are                 connection with conversions between currencies. To hedge
denominated in foreign currencies and may increase losses.              this currency risk associated with investments in non-U.S.
                                                                        dollar denominated securities, the Portfolios that focus on global and international investments may invest in forward foreign currency contracts. Those activities pose special
                                                                        risks which do not typically arise in connection with
                                                                        investments in U.S. securities. In addition, The Global
                                                                        Equity, The Emerging Markets, The International Small-Cap,
                                                                        The International Large-Cap Equity, The Diversified Core
                                                                        Fixed Income, The International Fixed Income, The Balanced,
                                                                        The Equity Income and The Asset Allocation Portfolios may
                                                                        engage in foreign currency options and futures transactions.

Emerging Markets Risk is the possibility that the risks                 The Emerging Markets Portfolio focuses its investments on
associated with international investing will be greater in              companies in these markets and The Global Equity, The
emerging markets than in more developed foreign markets                 International Equity, The Labor Select International Equity,
because, among other things, emerging markets may have less             The International Small-Cap, The International Large-Cap
stable political and economic environments. In addition, in             Equity, The Global Fixed Income, The International Fixed
many emerging markets, there is substantially less publicly             Income, The Real Estate Investment Trust, The High-Yield
available information about issuers and the information that            Bond, The Diversified Core Fixed Income and The Asset
is available tends to be of a lesser quality. Economic                  Allocation Portfolios may invest a portion of their assets
markets and structures tend to be less mature and diverse               in securities of issuers located in emerging markets. The
and the securities markets which are subject to less                    Portfolios cannot eliminate these risks but will attempt to
government regulation or supervision may also be smaller,               reduce these risks through portfolio diversification, credit
less liquid and subject to greater price volatility.                    analysis, and attention to trends in the economy, industries and financial markets and other relevant factors.


Lower Rated Fixed-Income Securities (high-yield, high risk              The International Fixed Income, The Global Fixed Income, The
securities), while generally having higher yields, are                  Diversified Core Fixed Income and The Asset Allocation
subject to reduced creditworthiness of issuers, increased               Portfolios may invest up to 5%, 5% , 30% and 55%,
risks of default and a more limited and less liquid                     respectively, of its assets in high risk, high-yield
secondary market than higher rated securities. These                    fixed-income securities of foreign governments including,
securities are subject to greater price volatility and risk             with specified limitations, Brady Bonds. The High-Yield Bond
of loss of income and principal than are higher rated                   Portfolio invests primarily in lower-rated fixed-income
securities. Lower rated and unrated fixed-income securities             securities in an effort to attain higher yields, and this is
tend to reflect short-term corporate and market developments            a primary risk of investing in this Portfolio. The All-Cap
to a greater extent than higher rated fixed-income                      Growth Equity Portfolio, which may invest in lower rated
securities, which react primarily to fluctuations in the                fixed-income securities, will limit its investments in such
general level of interest rates. Fixed-income securities of             securities to 5% of its total assets. The Emerging Markets
this type are considered to be of poor standing and                     Portfolio may invest up to 35% of its assets and The
primarily speculative. Such securities are subject to a                 International Small-Cap Portfolio may invest up to 15% of
substantial degree of credit risk.                                      its net assets in high-yield, high risk fixed-income
                                                                        securities, including Brady Bonds. See "Emerging Markets
                                                                        Risk" above. The Small-Cap Value Equity Portfolio may invest up to 25% of its net assets in high-yield, high risk
                                                                        securities rated below Baa by Moody's or BBB by S&P when the
                                                                        Portfolio's manager believes that capital appreciation from those securities is likely. The Equity Income Portfolio may invest up to 15% of net assets in high-yield, high risk
                                                                        securities rated BB or B by an NRSRO or, if unrated, deemed to be of equivalent quality. The Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the
                                                                        exposure to this asset class described in this Prospectus.

Liquidity Risk is the possibility that securities cannot be             We limit each Portfolio's exposure to illiquid securities as
readily sold within seven days at approximately the price               described under "Additional Investment Information -
that the Portfolio values them.                                         Illiquid Securities." Swap agreements entered into by The
                                                                        Balanced, The Intermediate Fixed Income, The Aggregate Fixed
                                                                        Income and The Diversified Core Fixed Income Portfolios will be treated as illiquid securities. However, most swap
                                                                        dealers will be willing to repurchase interest rate swaps.
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                                                                              71

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
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                       Risks                                                          How we strive to manage
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
Futures Contracts, Options on Futures Contracts, Forward                The Core Equity, The Balanced, The Equity Income, The
Contracts, and Certain Options used as investments for                  Select Equity, The Mid-Cap Growth Equity, The Small-Cap
hedging and other non-speculative purposes involve certain              Value Equity, The Small-Cap Growth Equity, The Real Estate
risks. For example, a lack of correlation between price                 Investment Trust, The Global Equity, The International
changes of an option or futures contract and the assets                 Small-Cap, The International Large-Cap Equity, The All-Cap
being hedged could render a Portfolio's hedging strategy                Growth Equity, The Intermediate Fixed Income, The
unsuccessful and could result in losses. The same results               Aggregate Fixed Income, The Diversified Core Fixed Income
could occur if movements of foreign currencies do not                   and The Asset Allocation Portfolios may use certain
correlate as expected by the investment adviser at a time               options strategies or may use futures contracts and
when a Portfolio is using a hedging instrument denominated              options on futures contracts. The Portfolios will not
in one foreign currency to protect the value of a security              enter into futures contracts and options thereon to the
denominated in a second foreign currency against changes                extent that more than 5% of a Portfolio's assets are
caused by fluctuations in the exchange rate for the dollar              required as futures contract margin deposits and premiums
and the second currency. If the direction of securities                 on options and only to the extent that obligations under
prices, interest rates or foreign currency prices is                    such futures contracts and options thereon would not
incorrectly predicted, the Portfolio will be in a worse                 exceed 20% of the Portfolio's total assets.
position than if such transactions had not been entered
into. In addition, since there can be no assurance that a               See also "Foreign Risk" and "Currency Risk" above.
liquid secondary market will exist for any contract
purchased or sold, a Portfolio may be required to maintain
a position (and in the case of written options may be
required to continue to hold the securities used as cover)
until exercise or expiration, which could result in
losses. Further, options and futures contracts on foreign
currencies, and forward contracts, entail particular risks
related to conditions affecting the underlying currency.
Over-the-counter transactions in options and forward
contracts also involve risks arising from the lack of an
organized exchange trading environment.

Zero Coupon and Pay-In-Kind Bonds are generally considered              The Emerging Markets, The International Small-Cap, The
to be more interest sensitive than income bearing bonds,                High-Yield Bond and The Diversified Core Fixed Income
to be more speculative than interest-bearing bonds, and to              Portfolios may invest in zero coupon and pay-in-kind bonds
have certain tax consequences which could, under certain                to the extent consistent with each Portfolio's investment
circumstances be adverse to a Portfolio. For example, the               objective. We cannot eliminate the risks of zero coupon
Portfolio accrues, and is required to distribute to                     bonds, but we do try to address them by monitoring
shareholders income on its zero coupon bonds. However, the              economic conditions, especially interest rate trends and
Portfolio may not receive the cash associated with this                 their potential impact on the Portfolios.
income until the bonds are sold or mature. If the
Portfolio does not have sufficient cash to make the
required distribution of accrued income, the Portfolio
could be required to sell other securities in its
portfolio or to borrow to generate the cash required.

Portfolio Turnover rates reflect the amount of securities               The Select Equity, The All-Cap Growth Equity, The
that are replaced from the beginning of the year to the                 Intermediate Fixed Income, The Aggregate Fixed Income, The
end of the year by a Portfolio. The higher the amount of                Diversified Core Fixed Income, The Global Fixed Income and
portfolio activity, the higher the brokerage costs and                  The International Fixed Income Portfolios will normally
other transaction costs of a Portfolio are likely to be.                experience annual portfolio turnover rates exceeding 100%,
The amount of portfolio activity will also affect the                   but those rates are not expected to exceed 300% with
amount of taxes payable by Portfolios' shareholders that                respect to The Select Equity Portfolio, 250% with respect
are subject to federal income tax, as well as the                       to The Intermediate Fixed Income, The Aggregate Fixed
character (ordinary income vs. capital gains) of such tax               Income and The Diversified Core Fixed Income Portfolios
obligations.                                                            and 200% with respect to The Global Fixed Income and The
                                                                        International Fixed Income Portfolios.

                                                                        Due to the implementation of a change in investment
                                                                        strategy for the equity portion of The Balanced Portfolio, the Portfolio may experience an annual portfolio turnover
                                                                        rate that is greater than 100%.

Company Size Risk is the risk that small or medium size                 The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
companies may be more volatile than larger companies                    Small-Cap Growth Equity, The International Small-Cap and
because of limited financial resources or dependence on                 The All-Cap Growth Equity Portfolios maintain well
narrow product lines.                                                   diversified portfolios and, together with The Select
                                                                        Equity Portfolio, select stocks carefully and monitor them continuously in an effort to manage this risk.

Prepayment Risk is the risk that homeowners will prepay                 The Intermediate Fixed Income, The Aggregate Fixed Income,
mortgages during periods of low interest rates, forcing an              The Diversified Core Fixed Income, The Global Fixed
investor to reinvest money at interest rates that might be              Income, The Core Equity, The Balanced, The Real Estate
lower than those on the prepaid mortgage.                               Investment Trust and The Asset Allocation Portfolios may
                                                                        invest in Mortgage-Backed Securities, Collateralized
                                                                        Mortgage Obligations (CMOs) and Real Estate Mortgage
                                                                        Investment Conduits (REMICs). These Portfolios take into
                                                                        consideration the likelihood of prepayment when mortgages
                                                                        are selected. The Portfolios may look for mortgage
                                                                        securities that have characteristics that make them less
                                                                        likely to be prepaid, such as low outstanding loan
                                                                        balances or below-market interest rates.
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72

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                         Risks                                                          How we strive to manage
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Real Estate Industry Risk include among others: possible                The Real Estate Investment Trust Portfolios operate as
declines in the value of real estate; risks related to                  "non-diversified" funds as defined by the 1940 Act. As
general and local economic conditions; possible lack of                 each Portfolio invests principally in REITs, it is more
availability of mortgage funds; overbuilding; extended                  subject to the risks associated with the real estate
vacancies of properties; increases in competition;                      industry. Investors should carefully consider these risks
property taxes and operating expenses; changes in zoning                before investing in the Portfolio. To the extent The Core
laws; costs resulting from the clean-up of, and liability               Equity, The Balanced, The Select Equity, The Small-Cap
to third parties resulting from, environmental problems;                Value Equity, The International Small-Cap and The Asset
casualty for condemnation losses; uninsured damages from                Allocation Portfolios invest in REITs, those Portfolios,
floods, earthquakes or other natural disasters;                         although to a lesser degree than The Real Estate
limitations on and variations in rents; and changes in                  Investment Trust Portfolios, are subject to the same
interest rates. REITs are subject to substantial cash flow              risks.
dependency, defaults by borrowers, self-liquidation, and
the risk of failing to qualify for tax-free pass-through
of income under the Internal Revenue Code of 1986, as
amended and/or to maintain exemptions from the 1940 Act.

Non-Diversified Portfolios are believed to be subject to                The Select Equity, The Real Estate Investment Trust, The
greater risks because adverse effects on their security                 Emerging Markets, The Global Fixed Income, The
holdings may affect a larger portion of their overall                   International Fixed Income and The Asset Allocation
assets.                                                                 Portfolios will not be diversified under the 1940 Act.
                                                                        This means these Portfolios may invest in securities of
                                                                        any one issuer in an amount greater than 5% of the
                                                                        Portfolio's total assets. However, each Portfolio will
                                                                        satisfy the Internal Revenue Code's diversification
                                                                        requirement, which requires that 50% of the Portfolio's
                                                                        assets be represented by cash, cash items, certain
                                                                        qualifying securities and other securities limited in
                                                                        respect of any one issuer to an amount not greater than 5%
                                                                        of the Portfolio's total assets. With the exception of The
                                                                        Select Equity, The Real Estate Investment Trust and The
                                                                        Asset Allocation Portfolios, these Portfolios, in
                                                                        practice, do not intend to be heavily invested in any
                                                                        single particular industry. The Real Estate Investment
                                                                        Trust Portfolio will always be heavily invested in the
                                                                        real estate industry. The Select Equity Portfolio will
                                                                        always be invested in at least 20 issuers, and in general
                                                                        will not hold more than a 5% position in each issuer.
                                                                        Although the Asset Allocation Portfolio may be
                                                                        substantially invested in a relatively small number of
                                                                        Portfolios, most of these Portfolios are diversified or,
                                                                        if non-diversified, are nonetheless not heavily invested
                                                                        in any single issuer.

Transaction costs risk is the risk that the cost of                     The Large-Cap Growth Equity, The Core Equity, The
buying, selling and holding foreign securities, including               Balanced, The Equity Income, The Select Equity, The
brokerage, tax and custody costs, may be higher than those              Small-Cap Value Equity, The Small-Cap Growth Equity, The
involved in domestic transactions.                                      Real Estate Investment Trust, The Global Equity, The
                                                                        International Equity, The Labor Select International
                                                                        Equity, The Emerging Markets, The International Small-Cap,
                                                                        The International Large-Cap Equity, The All-Cap Growth
                                                                        Equity, The High-Yield Bond, The Diversified Core Fixed
                                                                        Income, The Global Fixed Income, The International Fixed
                                                                        Income and The Asset Allocation Portfolios are subject to
                                                                        transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they
                                                                        actually do invest, in foreign securities. We strive to
                                                                        monitor transaction costs and to choose an efficient
                                                                        trading strategy for the Portfolios.
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                                                                              73

Management of the Fund

Trustees

The business and affairs of the Fund and its Portfolios are managed under the direction of the Fund's Board of Trustees. The business and affairs of Foundation Funds and its series, The Asset Allocation Portfolio, are managed under the direction of Foundation Funds' Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's and Foundation Funds' officers and trustees.

Fund Officers and Portfolio Managers

Robert Akester
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Emerging Markets Portfolio)
Prior to joining Delaware International in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.

Peter C. Andersen
Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio
Mr. Andersen earned a Master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a Master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a Bachelor's degree in Mathematics/Physics from Northeastern, where he graduated Summa Cum Laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. Mr. Andersen has managed The High-Yield Bond Portfolio and the U.S. high-yield component of The Diversified Core Fixed Income Portfolio since September 2000.

Damon J. Andres
Vice President/Portfolio Manager - The Real Estate Investment Trust Portfolios Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on The Real Estate Investment Trust Portfolios' management teams since 1997.

Robert L. Arnold
Vice President/Senior Portfolio Manager - The Global Equity Portfolio
Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. Before acting as a portfolio manager at Delaware Investments, he was a financial analyst focusing on the financial services industry, including banks, thrifts, insurance companies and consumer finance companies. Prior to joining Delaware Investments in March 1992, he was a planning analyst with Chemical Bank in New York. He began his investment career as a management consultant with Arthur Young in Philadelphia. Delaware acts as sub-adviser to The Global Equity Portfolio, managing the U.S. securities portion of the Portfolio. In that capacity, Mr. Arnold furnishes investment recommendations, asset allocation advice, research and other services with respect to U.S. securities. Mr. Arnold has managed the U.S. component of The Global Equity Portfolio since its inception.

Fiona A. Barwick
Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio and The International Large-Cap Equity Portfolio) Ms. Barwick is a graduate of University College, London. She joined Delaware International in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Delaware International, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999 and The International Large-Cap Equity Portfolio since January 2001.

Marshall T. Bassett
Vice President/Portfolio Manager - The Small-Cap Growth Equity Portfolio
Before joining Delaware Investments in 1997, Mr. Bassett served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Basset has managed The Small-Cap Growth Equity Portfolio since January 2000.

Joanna Bates
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio)
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates has managed The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since July 1999.

Christopher S. Beck
Vice President/Senior Portfolio Manager - The Small-Cap Value Equity Portfolio Mr. Beck began his career in the investment business with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has managed The Small-Cap Value Equity Portfolio since its inception.

Stephen R. Cianci
Vice President/Portfolio Manager - The Balanced Portfolio, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio
Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. Mr. Cianci has managed The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since February 2001 and the fixed-income portion of The Balanced Portfolio since April 2000.

Timothy G. Connors
Senior Vice President/Director of Research, Fundamental - The Select Equity Portfolio
Mr. Connors earned a bachelor's degree at the University of Virginia and a MBA in Finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a CFA charterholder and a member of the Association for Investment Management and Research. Mr. Connors has managed The Select Equity Portfolio since its inception.

George E. Deming
Senior Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio
Mr. Deming received a BA in Economics and Political Science from the University of Vermont and an MA in International Affairs from the University of Pennsylvania. Prior to joining Delaware Investments in 1978, he was responsible for portfolio management and institutional sales at White, Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. Mr. Deming has managed The Large-Cap Value Equity Portfolio since its inception.

Elizabeth A. Desmond
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. (The International Equity Portfolio, The Global Equity Portfolio and The International Large-Cap Equity Portfolio)
Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Large-Cap Equity Portfolio and the foreign securities component of The Global Equity Portfolio since their respective dates of inception and The International Equity Portfolio since October 1999.

J. Paul Dokas
Senior Vice President/Director of Research, Quantitative - The Select Equity Portfolio and The Asset Allocation Portfolio
Mr. Dokas holds a BBA in Business from Loyola College and an MBA in Business from the University of Maryland. Prior to joining Delaware Investments in 1997, he was a Director of Trust Investments for Bell Atlantic Corporation in Philadelphia. Mr. Dokas is a CFA charterholder. Mr. Dokas has managed The Select Equity Portfolio since its inception and will manage The Asset Allocation Portfolio when it commences operations.

Jude T. Driscoll
Executive Vice President/Head of Fixed Income - The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio
Mr. Driscoll received a Bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, he was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Capital Markets and Goldman Sachs. Peter C. Andersen consults with Mr. Driscoll in making investment decisions for The High-Yield Bond Portfolio and for the U.S. high-yield component of The Diversified Core Fixed Income Portfolio.

John B. Fields
Senior Vice President/Senior Portfolio Manager - The Equity Income Portfolio
Mr. Fields, who has 27 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In researching securities and making investment decisions for the Portfolio, Mr. Fields regularly consults with a team of Delaware portfolio managers utilizing the same investment strategy. Mr. Fields has managed The Equity Income Portfolio since its inception.

Gerald S. Frey
Managing Director/Chief Investment Officer, Growth Investing - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio
Mr. Frey holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. He has approximately 20 years' experience in the money management business. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has managed The Small-Cap Growth Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio since their respective dates of inception and The Mid-Cap Growth Equity Portfolio since June 1996.

Clive A. Gillmore
Deputy Managing Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The International Small-Cap Portfolio)
A graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception, The International Equity Portfolio since March 1999 and The International Small-Cap Portfolio since May 2000.

Paul A. Grillo
Vice President/Portfolio Manager - The Balanced Portfolio, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio
Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has managed The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since February 2001 and the fixed-income portion of The Balanced Portfolio since April 2000.

Gavin A. Hall
Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Small-Cap Portfolio)
Mr. Hall joined Delaware International Advisers in 1991. He began his investment career with Barings Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research Analyst covering the United Kingdom market at Hill Samuel Investment Advisers Ltd. At Delaware International his research responsibilities have included covering the United Kingdom, Continental European and Asian equity markets. Mr. Hall has managed The International Small-Cap Portfolio since its inception.

John A. Heffern
Vice President/Portfolio Manager - The Mid-Cap Growth Equity Portfolio
Mr. Heffern earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Mr. Heffern has managed The Mid-Cap Growth Equity Portfolio since January 2000.

Francis J. Houghton, Jr.
Vice President/Senior Portfolio Manager - The Large-Cap Growth Equity Portfolio Mr. Houghton joined Delaware Investments in March 2000 as a result of the consolidation of Lynch & Mayer, Inc. into Delaware Investments. Mr. Houghton had been with Lynch & Mayer since 1990. Prior to joining Lynch & Mayer, Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969 to 1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration. Mr. Houghton has managed The Large-Cap Growth Equity Portfolio since its inception.

John Kirk
Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio)
Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk has managed The Global Fixed-Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since July 1999.

Ormala Krishnan
Portfolio Manager - Delaware International Advisers Ltd. (The Emerging Markets Portfolio)
Ms. Krishnan received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science ) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in
1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a PhD in Investment & Finance with City University Business School, London. Ms. Krishnan has managed The Emerging Markets Portfolio since May 2000.

Emma R. E. Lewis
Portfolio Manager - Delaware International Advisers Ltd. (The Global Equity Portfolio and The Labor Select International Equity Portfolio)
Ms. Lewis is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research. Ms. Lewis has managed The Global Equity Portfolio and The Labor Select International Equity Portfolio since October 2000.

Nigel G. May
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. (The International Equity Portfolio and The International Large-Cap Equity Portfolio)
Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Delaware International in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Large-Cap Equity Portfolio since its inception and The International Equity Portfolio since January 2001.

Francis X. Morris
Vice President/Senior Portfolio Manager - The Balanced Portfolio and The Core Equity Portfolio
Mr. Morris received a bachelor's degree at Providence College and an MBA degree at Widener University. He joined Delaware Investments in 1997. He previously served as Vice President and Director of Equity Research at PNC Asset Management. He is President of the Financial Analysis Society of Philadelphia and is a member of the Association of Investment Management and Research and the National Association of Petroleum Investment Analysts. Mr. Morris has managed The Balanced Portfolio since its inception and The Core Equity Portfolio since March 1999.

Christopher A. Moth
Director/Senior Portfolio Manager/Director of Investment Strategy - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio)
Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth has managed The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since July 1999.

David G. Tilles
Managing Director/Chief Investment Officer - Delaware International Advisers
Ltd.
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Thomas J. Trotman
Vice President/Portfolio Manager - The Real Estate Investment Trust Portfolios Mr. Trotman earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on The Real Estate Investment Trust Portfolios' management teams since 1998.

Investment Advisers

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income and The
Asset Allocation Portfolios and furnishes sub-investment advisory services to The Global Equity Portfolio related to the U.S. securities portion of that Portfolio. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938.

Delaware International Advisers Ltd. ("Delaware International"), an affiliate of Delaware, furnishes investment advisory services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios and furnishes sub-advisory services to The Diversified Core Fixed Income Portfolio related to the foreign securities portion of that Portfolio. Delaware International commenced operations as a registered investment adviser in December 1990.

Delaware has entered into Investment Advisory Agreements with the Fund on behalf of The Large-Cap Value Equity, The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios. Delaware has also entered into a Sub-Advisory Agreement with Delaware International with respect to The Diversified Core Fixed Income Portfolio. Delaware International has entered into Investment Advisory Agreements with the Fund on behalf of The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios. Delaware International has entered into a Sub-Advisory Agreement with Delaware on behalf of The Global Equity Portfolio. Under these Agreements, Delaware and Delaware International, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements. In this regard, it is their responsibility to make investment decisions for the respective Portfolios. The investment adviser and sub-adviser, where applicable, were paid an aggregate fee for the last fiscal year for which data are available (as a percentage of average daily net assets) as follows:

                                                          Investment Management
                                              Fees Paid After Voluntary or Contractual Waivers
Portfolio                                        For the Fiscal Year Ended October 31, 2000
The Large-Cap Value Equity Portfolio                               0.48%
The Large-Cap Growth Equity Portfolio                              0.65%*
The Core Equity Portfolio                                          0.22%
The Balanced Portfolio                                             0.49%
The Equity Income Portfolio                                        0.49%
The Select Equity Portfolio                                        0.50%
The Mid-Cap Growth Equity Portfolio                                0.64%
The Small-Cap Value Equity Portfolio                               0.40%
The Small-Cap Growth Equity Portfolio                              0.73%
The Real Estate Investment Trust Portfolio                         0.56%
The Real Estate Investment Trust Portfolio II                      0.16%
The Global Equity Portfolio                                        0.42%
The International Equity Portfolio                                 0.75%
The Labor Select International Equity Portfolio                    0.74%
The Emerging Markets Portfolio                                     1.00%
The International Small-Cap Portfolio                              0.85%
The International Large-Cap Equity Portfolio                       0.75%*
The All-Cap Growth Equity Portfolio                                0.75%*
The Intermediate Fixed Income Portfolio                            0.34%
The Aggregate Fixed Income Portfolio                               0.39%
The High-Yield Bond Portfolio                                       none
The Diversified Core Fixed Income Portfolio                        0.37%
The Global Fixed Income Portfolio                                  0.39%
The International Fixed Income Portfolio                           0.41%
The Asset Allocation Portfolio                                     0.05%*

* These Portfolios have not been operating for a full fiscal year or have not yet commenced operations. The fee stated above is the fee that the investment adviser is entitled to receive under its Investment Management Agreement with the Portfolio.

Delaware is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Delaware and Delaware International may be deemed to be affiliated persons under the 1940 Act, as the two companies are each under the ultimate control of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

From time to time, certain institutional separate accounts advised by Delaware International or by other series of Delaware Management Business Trust, may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions will affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. Delaware and Delaware International, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisers to the institutional separate accounts, are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware, Delaware International or their affiliates or related entities, Delaware or Delaware International may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware, Delaware International or their affiliates or related entities to avoid situations where excess advisory fees might be paid to Delaware or Delaware International. In no event will a client pay higher total advisory fees as a result of the client's investment in a Portfolio. Such reductions would not apply to The Asset Allocation Portfolio to the extent that management fees of the Portfolios are indirectly charged to shareholders of The Asset Allocation Portfolio.

Administrator

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolios. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at One Commerce Square, Philadelphia, PA 19103. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly, and allocated among the Portfolios of the Fund based on the relative percentage of assets of each Portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. DSC provides The Asset Allocation Portfolio with similar services pursuant to an Amended and Restated Shareholder Services Agreement with the Foundation Funds and a Fund Accounting Agreement with Foundation Funds.

Distributor

Delaware Distributors, L.P. ("DDLP"), One Commerce Square, Philadelphia, PA 19103, serves as the Distributor of the shares of the Fund's Portfolios. Under its Distribution Agreements with the Fund on behalf of each Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund or Foundation Funds. DDLP provides The Asset Allocation Portfolio with similar services to the Fund pursuant to a Distribution Agreement with Foundation Funds. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio.

Independent Auditors

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund and for the Foundation Funds.

                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

     o    Audited annual financial reports.

     o    Unaudited semi-annual financial reports.

     o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment advisers expect to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 1-800-231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for the Portfolios by calling this number. Written correspondence should be addressed to:

                     Delaware Pooled Trust*
                     One Commerce Square
                     2005 Market Street
                     Philadelphia, PA 19103
                     Attention: Client Services

* Correspondence relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.

Exchange Privilege

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other funds in Delaware Investments based on the respective net asset values of the shares involved and as long as a Portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

With respect to exchanges involving The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio, an investor will be assessed a purchase reimbursement fee by the respective Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio and a shareholder of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio will be assessed a redemption reimbursement fee by the respective Portfolio when exchanging out of such Portfolio into another Portfolio. See "Redemption of Shares" and "Purpose of Reimbursement Fees."

Please call the Fund for further information on how to exchange shares of the Fund.

How to Purchase Shares

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges.

Minimum Investments. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in a Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases, an order will be accepted by the Fund after (1) the Fund is notified by telephone of your purchase order and (2) Federal Funds, or a check in good order, have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the following business day.

Purchase Reimbursement Fee. In the case of The Emerging Markets, The Global Equity, The International Small-Cap and The International Large-Cap Equity Portfolios, there is a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the relevant Portfolios, equals 0.75% of the dollar amount invested for The Emerging Markets Portfolio, 0.40% of the dollar amount invested for The Global Equity Portfolio, 0.55% of the dollar amount invested for The International Small-Cap Portfolio and 0.45% of the dollar amount invested for The International Large-Cap Equity Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee does not apply to investments in the Portfolios that are made by contributions of securities in-kind or reinvestments of dividends or other distributions. See "Purpose of Reimbursement Fees" and "Redemption of Shares" below.

In-Kind Purchases. Eligible investors in The International Equity Portfolio may, under certain circumstances, be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Eligible investors in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio may elect to pay the purchase reimbursement fee or, with the agreement of the Portfolio's adviser, to invest by a contribution in-kind in securities or by following another procedure that would have the same economic effect as an in-kind purchase, including the procedure described below. At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in any of the Fund's Portfolios by a contribution of securities in-kind to such Portfolios.

Institutions proposing to invest an amount which at the time they telephone the Fund would constitute 5% or more of the assets of The International Equity Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. In either case, an investor that is required to purchase shares pursuant to those procedures will be required to pay the brokerage or other transaction costs of acquiring the subject securities. Prospective investors will be notified when they telephone the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.

The purchase price per share for investors purchasing shares by an in-kind procedure shall be the net asset value next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund to determine whether the Portfolio's adviser will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's net asset value. See "Valuation of Shares." Investors in The International Equity Portfolio required to follow these procedures and those proposing to invest in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio electing to do so should contact the Fund at (1-800-231-8002) for further information.

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

How to Purchase Shares By Federal Funds Wire

Purchases of shares of a Portfolio may be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

     o First, telephone the Fund at 1-800-231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

     o Second, instruct your bank to wire the specified amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account # 8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and The Chase Manhattan Bank, the Fund's custodian are open for business.

     o Third, complete the Account Registration Form within two days and mail it to:

                             Delaware Pooled Trust*
                             One Commerce Square
                             2005 Market Street
                             Philadelphia, PA 19103
                             Attn: Client Services

* Account registrations for The Asset Allocation Portfolio will be forwarded to Foundation Funds.

How to Purchase Shares By Mail

Purchases of shares of a Portfolio may also be made by mailing a check payable to the specific Portfolio selected to the above address. Please be sure to complete an Investment Application and deliver it along with your check.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

     o First, notify the Fund of your impending purchase by calling us at 1-800-231-8002.

     o Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to First Union Bank or delivery of a check by mail.

                              REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. For redemptions of shares of The Emerging Markets Portfolio, a redemption reimbursement fee equal to 0.75% of the amount redeemed is deducted automatically and paid to the Portfolio; for The Global Equity Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.30% of the amount redeemed; for The International Small-Cap Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.45% of the amount redeemed; and for The International Large-Cap Equity Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.35% of the amount redeemed.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio and The Emerging Markets Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

By Mail or FAX Message

Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

     o A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

     o If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

     Send your requests to:

                           Delaware Pooled Trust*
                           Attn: Client Services
                           One Commerce Square
                           2005 Market Street
                           Philadelphia, PA 19103
                           FAX # 215-255-1162

     * Requests relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.

By Telephone

     o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1-800-231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

     o Shares cannot be redeemed by telephone if stock certificates are held for those shares or, in the case of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio or The Emerging Markets Portfolio, in instances when the special in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

     o Redemption requests will be priced at the net asset value next determined after the request is received.

     o The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

     o To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request.

     o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

     o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolios nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.


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

Redemptions In-Kind or Similar Procedures for The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The International Small-Cap, The International Large-Cap Equity and The Emerging Markets Portfolios. Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio or The Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. In either case, an investor that is required to redeem shares pursuant to this election will bear the brokerage or other transaction costs of selling the Portfolio securities representing the value of their redeemed shares. If a redemption of shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Investors in these Portfolios should contact the Fund at 1-800-231-8002 for further information.

Eligible investors who have an existing investment counseling relationship with Delaware or Delaware International, or their affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advanced notice of any such order. This request can easily be satisfied by calling the Fund at 1-800-231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

With respect to The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The International Small-Cap, The Global Equity, The International Large-Cap Equity and The Emerging Markets Portfolios, as noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of Portfolio securities so received in payment of redemptions.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

Purpose of Reimbursement Fees for The Emerging Markets, The Global Equity, The International Small-Cap and The International Large-Cap Equity Portfolios. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio (and, indirectly, such Portfolio's existing shareholders) would have to bear such costs. These costs include: (1) brokerage costs; (2) market impact costs, i.e., the increase in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and
(3) the effect of the "bid-asked" spread in international markets.

The fees represent the investment adviser's estimate of the brokerage and other transaction costs incurred by a Portfolio in purchasing and selling portfolio securities, especially international stocks. Without the fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions. Also, when a portfolio acquires securities of companies in emerging markets, transaction costs incurred when purchasing or selling stocks are extremely high. There are three components of transaction costs - brokerage fees, the difference between the bid/asked spread and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to these customary costs, most foreign countries have exchange fees or stamp taxes.

                              VALUATION OF SHARES

The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available at the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

U.S. government securities are priced at the mean of the bid and ask price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the value of the Fund's assets may change on these days, you will not be able to purchase or redeem Fund shares.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. For other assets and securities for which no quotations are readily available (including restricted securities) we use methods approved by the Fund's Board of Trustees that are designed to price securities at their fair market value.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by an independent pricing service or any major financial institution, including The Chase Manhattan Bank, the Fund's custodian.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond and The Global Fixed Income Portfolios expect to declare dividends monthly and distribute them monthly. The Large-Cap Value Equity, The Labor Select International Equity and The International Fixed Income Portfolios and The Real Estate Investment Trust Portfolio expect to declare and distribute dividends quarterly. The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Global Equity, The International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.

                                     TAXES

General

Each Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the equity oriented portfolios, with the exception of The Real Estate Investment Trust, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets and The International Small-Cap Portfolios, from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

Distributions paid by a Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in a Portfolio. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of a Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

Foreign Taxes

Each of The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               The Large-Cap Value Equity Portfolio

                                                                                                                   Year Ended 10/31
                                                                             2000        1999         1998        1997         1996
The financial highlights    --------------------------------------------------------------------------------------------------------
tables are intended to      Net asset value, beginning of period          $16.260     $17.780      $18.530     $16.460      $14.660
help you understand a       --------------------------------------------------------------------------------------------------------
Portfolio's financial       Income from investment
performance. The total       operations:
returns in the tables       --------------------------------------------------------------------------------------------------------
represent the rate that     Net investment income(1)                        0.267       0.311        0.308       0.381        0.440
an investor would have      --------------------------------------------------------------------------------------------------------
earned or lost on an        Net realized and unrealized gain
investment in a              on investments                                 0.592       0.629        2.022       3.599        2.960
Portfolio, assuming the                                                   -------     -------      -------     -------      -------
reinvestment of all         --------------------------------------------------------------------------------------------------------
dividends and               Total from investment operations                0.859       0.940        2.330       3.980        3.400
distributions. All "per                                                   -------     -------      -------     -------      -------
share" information          --------------------------------------------------------------------------------------------------------
reflects financial          Less dividends and distributions:
results for a single        --------------------------------------------------------------------------------------------------------
Portfolio share. This       Dividends from net investment income           (0.310)     (0.320)      (0.380)     (0.410)      (0.440)
information has been        --------------------------------------------------------------------------------------------------------
audited by Ernst & Young    Distributions from net realized gain
LLP, whose reports, along    on investments                                (1.439)     (2.140)      (2.700)     (1.500)      (1.160)
with the Fund's financial                                                 -------     -------      -------     -------      -------
statements, are included    --------------------------------------------------------------------------------------------------------
in the Fund's annual        Total dividends and distributions              (1.749)     (2.460)      (3.080)     (1.910)      (1.600)
reports, which are                                                        -------     -------      -------     -------      -------
available upon request by   --------------------------------------------------------------------------------------------------------
calling 800-231-8002.       Net asset value, end of period                $15.370     $16.260      $17.780     $18.530      $16.460
                                                                          =======     =======      =======     =======      =======
                            --------------------------------------------------------------------------------------------------------
                            Total return(2)                                 6.42%       5.43%       13.50%      26.73%       24.87%
                            --------------------------------------------------------------------------------------------------------
                            Ratios and supplemental data:
                            --------------------------------------------------------------------------------------------------------
                            Net assets, end of period (000 omitted)       $82,882    $141,410     $117,858     $81,102      $67,179
                            --------------------------------------------------------------------------------------------------------
                            Ratio of expenses to average net assets         0.68%       0.64%        0.68%       0.66%        0.67%
                            --------------------------------------------------------------------------------------------------------
                            Ratio of expenses to average net assets
                             prior to expense limitation and
                             expenses paid indirectly                       0.75%       0.64%        0.71%       0.67%        0.70%
                            --------------------------------------------------------------------------------------------------------
                            Ratio of net investment income to
                             average net assets                             1.89%       1.84%        1.91%       2.15%        2.85%
                            --------------------------------------------------------------------------------------------------------
                            Ratio of net investment income
                             to average net assets
                             prior to expense limitation
                             and expenses paid indirectly                   1.82%       1.84%        1.88%       2.14%        2.83%
                            --------------------------------------------------------------------------------------------------------
                            Portfolio turnover                                56%         96%          85%         73%          74%
                            --------------------------------------------------------------------------------------------------------

(1) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------------------------------------
                                                                                                   The All-Cap
                                                                               The Core Equity   Growth Equity
                                                                                     Portfolio       Portfolio
                                                                             Year
                                                                            Ended      9/15/98(2)    3/31/00(1)
                                                                            10/31      through         through
                                                                 2000        1999     10/31/98        10/31/00
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.070      $8.970       $8.500          $8.500
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.073       0.069        0.012          (0.005)
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                                (0.530)      0.056        0.458           0.275
                                                               ------      ------       ------          ------
---------------------------------------------------------------------------------------------------------------
Total from investment operations                               (0.457)      0.125        0.470           0.270
                                                               ------      ------       ------          ------
---------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income                           (0.073)     (0.025)          --              --
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain
 on investments                                                    --          --           --              --
                                                               ------      ------       ------          ------
---------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (0.073)     (0.025)          --              --
                                                               ------      ------       ------          ------
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.540      $9.070       $8.970          $8.770
                                                               ======      ======       ======          ======
---------------------------------------------------------------------------------------------------------------
Total return(3)                                                (5.17%)      1.49%        5.53%           3.18%
---------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $2,031      $2,593       $2,112         $13,139
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         0.68%       0.68%        0.68%           0.89%
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                                       1.00%       1.29%        1.74%           1.10%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                             0.83%       0.78%        1.15%          (0.09%)
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                        0.51%       0.17%        0.09%          (0.30%)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               148%         92%          53%            138%
---------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the period ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

------------------------------------------------------------------------------------------------------------------
                                                                     The Balanced            The Equity Income
                                                                        Portfolio                    Portfolio
                                                                           Period                       Period
                                                                 Year     6/30/99(1)      Year         6/30/99(1)
                                                                Ended     through        Ended         through
                                                             10/31/00    10/31/99     10/31/00        10/31/99
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $7.910      $8.500       $7.910          $8.500
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.219       0.063        0.214           0.069
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                                (0.292)     (0.653)       0.243          (0.659)
                                                               ------      ------       ------          ------
------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (0.073)     (0.590)       0.457          (0.590)
                                                               ------      ------       ------          ------
------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                           (0.107)         --       (0.117)             --
------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain
 on investments                                                    --          --           --              --
                                                               ------      ------       ------          ------
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (0.107)         --       (0.117)             --
                                                               ------      ------       ------          ------
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $7.730      $7.910       $8.250          $7.910
                                                               ======      ======       ======          ======
------------------------------------------------------------------------------------------------------------------
Total return(3)                                                (1.04%)     (6.82%)       5.90%          (6.94%)
------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $150,937    $212,119     $106,980        $144,281
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         0.66%       0.72%        0.65%           0.71%
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                                       0.72%       0.78%        0.72%           0.76%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                             2.85%       2.30%        2.83%           2.54%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                        2.79%       2.20%        2.76%           2.46%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               148%        145%          79%             87%
------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------------------------
                                                          The Aggregate Fixed Income Portfolio
                                                                                        Period
                                                                             Year     12/29/97(1)
                                                                            Ended      through
                                                                 2000    10/31/99     10/31/98
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.820      $9.130       $8.500
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.545       0.485        0.415
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (0.053)     (0.565)       0.215
                                                               ------      ------       ------
--------------------------------------------------------------------------------------------------
Total from investment operations                                0.492      (0.080)       0.630
                                                               ------      ------       ------
--------------------------------------------------------------------------------------------------
Less dividends and distributions:
--------------------------------------------------------------------------------------------------
Dividends from net investment income                           (0.442)     (0.190)          --
--------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                --      (0.040)          --
                                                               ------      ------       ------
--------------------------------------------------------------------------------------------------
Total dividends and distributions                              (0.442)     (0.230)          --
                                                               ------      ------       ------
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.870      $8.820       $9.130
                                                               ======      ======       ======
--------------------------------------------------------------------------------------------------
Total return(3)                                                 5.88%      (0.94%)       7.41%
--------------------------------------------------------------------------------------------------
Ratios and supplemental data:
--------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $7,275      $7,467       $2,149
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         0.51%       0.59%        0.53%
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                0.52%       0.67%        2.07%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            6.34%       5.48%        5.62%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                        6.33%       5.33%        4.08%
--------------------------------------------------------------------------------------------------
Portfolio turnover                                               165%        275%         438%
--------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended October 31, 2000 and 1999 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

-----------------------------------------------------------------------------------------------
                                                                The Select Equity Portfolio
                                                                                     Period
                                                                       Year         6/29/99(1)
                                                                      Ended         through
                                                                   10/31/00        10/31/99
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $8.590          $8.500
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------
Net investment income (loss)(2)                                       0.277          (0.005)
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               (0.117)          0.095
                                                                     ------          ------
-----------------------------------------------------------------------------------------------
Total from investment operations                                      0.160           0.090
                                                                     ------          ------
-----------------------------------------------------------------------------------------------
Less dividends and distributions:
-----------------------------------------------------------------------------------------------
Dividends from net investment income                                     --              --
-----------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                      --              --
                                                                     ------          ------
-----------------------------------------------------------------------------------------------
Total dividends and distributions                                        --              --
                                                                     ------          ------
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                       $8.750          $8.590
                                                                     ======          ======
-----------------------------------------------------------------------------------------------
Total return(3)                                                       1.63%           1.06%
-----------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                              $2,058          $4,709
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.20%           1.20%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                      1.70%           1.66%
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets(4)        3.17%          (0.18%)
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets prior to expense limitation
 and expenses paid indirectly                                         2.67%          (0.66%)
-----------------------------------------------------------------------------------------------
Portfolio turnover                                                     326%            235%
-----------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.
(4) During the fiscal year ended October 31, 2000, The Select Equity Portfolio received a non-cash dividend of approximately $0.28 per share as a result of a corporate action of an investment held by the Portfolio. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net assets and the ratio of net investment income to average net assets prior to expense limitations and expenses paid indirectly would have been 0.00% and (0.49%), respectively.

-----------------------------------------------------------------------------------------------------------------------

                                                                                  The Mid-Cap Growth Equity Portfolio


                                                                                                     Year Ended 10/31
                                                               2000        1999         1998        1997         1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $8.740      $7.460      $13.680     $14.570      $12.860
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
 operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(1)                              (0.061)     (0.026)       0.011      (0.117)      (0.019)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
 on investments                                               4.523       3.076        0.009       1.607        2.392
                                                            -------      ------       ------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              4.462       3.050        0.020       1.490        2.373
                                                            -------      ------       ------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
-----------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                             --      (0.010)          --          --       (0.043)
-----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain
 on investments                                              (0.812)     (1.760)      (6.240)     (2.380)      (0.620)
                                                            -------      ------       ------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                            (0.812)     (1.770)      (6.240)     (2.380)      (0.663)
                                                            -------      ------       ------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $12.390      $8.740       $7.460     $13.680      $14.570
                                                            =======      ======       ======     =======      =======
-----------------------------------------------------------------------------------------------------------------------
Total return(2)                                              53.86%      48.72%        1.47%      11.84%       19.19%
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $6,506      $6,949       $4,879     $10,317      $28,526
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       0.92%       0.93%        0.59%       0.93%        0.90%
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                                     1.04%       1.04%        1.71%       1.40%        1.01%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average net assets                                          (0.52%)     (0.34%)       0.13%      (0.29%)      (0.18%)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets prior
 to expense limitation and
 expenses paid indirectly                                    (0.64%)     (0.46%)      (0.99%)     (0.76%)      (0.29%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             137%        129%         154%        117%          95%
-----------------------------------------------------------------------------------------------------------------------

(1) Per share information for the years ended October 31,1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

-------------------------------------------------------------------------------------------------------------------------
                                                            The Small-Cap Value                  The Small-Cap Growth
                                                               Equity Portfolio                      Equity Portfolio
                                                                         Period                                Period
                                                               Year     3/29/99(1)            Year Ended      9/15/98(1)
                                                              Ended     through                    10/31      through
                                                           10/31/00    10/31/99         2000        1999     10/31/98
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $8.650      $8.500      $14.190      $9.400       $8.500
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(2)                               0.106       0.063       (0.028)      0.004        0.019
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
 on investments                                               0.779       0.087        6.358       4.811        0.881
                                                             ------      ------      -------     -------       ------
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.885       0.150        6.330       4.815        0.900
                                                             ------      ------      -------     -------       ------
-------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
-------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                         (0.085)         --           --      (0.025)          --
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain
 on investments                                              (0.220)         --       (1.570)         --           --
                                                             ------      ------      -------     -------       ------
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                            (0.305)         --       (1.570)     (0.025)          --
                                                             ------      ------      -------     -------       ------
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $9.230      $8.650      $18.950     $14.190       $9.400
                                                             ======      ======      =======     =======       ======
-------------------------------------------------------------------------------------------------------------------------
Total return(3)                                              10.72%       1.77%       47.57%      51.31%       10.59%
-------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $2,254      $2,035      $37,645      $6,181       $3,318
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       0.89%       0.89%        0.85%       0.89%        0.89%
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                                     1.24%       1.24%        0.87%       1.19%        1.78%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                                        1.23%       1.16%       (0.15%)      0.03%        1.72%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets prior to expense
 limitation and expenses paid indirectly                      0.88%       0.80%       (0.17%)     (0.28%)       0.83%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                              90%         37%          70%         92%          98%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 The Real Estate Investment Trust Portfolio

                                                                                Period                               Period
                                                                     Year      11/4/97(2)                           12/6/95(2)
                                                                    Ended      through         Year Ended 10/31     through
                                                         2000(1) 10/31/99(1)  10/31/98(3)     1998(4)      1997(4) 10/31/96(4)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $11.310     $12.990      $16.340     $16.260      $12.490     $10.000
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
 operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   0.596       0.545        1.134       1.118        0.616       0.652
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                         2.167      (0.807)      (2.769)     (2.713)       4.664       1.938
                                                      -------     -------      -------     -------      -------     -------
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        2.763      (0.262)      (1.635)     (1.595)       5.280       2.590
                                                      -------     -------      -------     -------      -------     -------
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
-------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                   (0.603)     (0.743)      (0.895)     (0.865)      (0.720)     (0.100)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain
 on investments                                            --      (0.675)      (0.820)     (0.820)      (0.790)         --
                                                      -------     -------      -------     -------      -------     -------
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.603)     (1.418)      (1.715)     (1.685)      (1.510)     (0.100)
                                                      -------     -------      -------     -------      -------     -------
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $13.470     $11.310      $12.990     $12.980      $16.260     $12.490
                                                      =======     =======      =======     =======      =======     =======
-------------------------------------------------------------------------------------------------------------------------------
Total return(5)                                        25.09%      (2.42%)     (11.17%)    (10.98%)      46.50%      26.12%
-------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)               $26,574     $21,580      $40,807     $13,340      $60,089     $26,468
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 0.95%       0.95%        0.86%       1.11%        0.82%       0.89%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                               1.15%       1.18%        1.02%       1.27%        0.99%       1.02%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets                                  4.77%       4.43%        4.56%       4.31%        4.25%       6.70%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets
 prior to expense limitation
 and expenses paid indirectly                           4.57%       4.20%        4.40%       4.15%        4.08%       6.57%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        31%         48%          51%         51%          58%        109%
-------------------------------------------------------------------------------------------------------------------------------

(1) Per share information was based on the average shares outstanding method.
(2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(3) The data presented above is for The Real Estate Investment Trust Portfolio class, which is the class of shares offered in this Prospectus and which commenced operations on November 4, 1997. Like the original class prior to its redesignation (see footnote 4), The Real Estate Investment Trust Portfolio class carries no front-end or contingent deferred sales charges and is not subject to Rule 12b-1 Distribution Plan fees.
(4) December 6, 1995 is the date of initial sale of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. Data for the period December 6, 1995 to October 31, 1996 and for the years ended October 31, 1997 and October 31, 1998 is for that original class of shares which, as of November 4, 1997, was redesignated the "Delaware REIT Fund A Class," became subject to Rule 12b-1 Distribution Plan fees and is offered in a separate prospectus.
(5) Total Investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------------------------
                                                                    The Real Estate Investment
                                                                            Trust Portfolio II
                                                                                        Period
                                                                                       11/4/97(1)
                                                                       Year Ended      through
                                                                 2000    10/31/99     10/31/98
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.190     $14.230      $16.340
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.592       0.687        0.749
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                                 2.606      (0.957)      (2.739)
                                                              -------     -------      -------
--------------------------------------------------------------------------------------------------
Total from investment operations                                3.198      (0.270)      (1.990)
                                                              -------     -------      -------
--------------------------------------------------------------------------------------------------
Less dividends and distributions:
--------------------------------------------------------------------------------------------------
Dividends from net investment income                           (0.708)     (0.770)      (0.120)
--------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                --          --           --
                                                              -------     -------      -------
--------------------------------------------------------------------------------------------------
Total dividends and distributions                              (0.708)     (0.770)      (0.120)
                                                              -------     -------      -------
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                $15.680     $13.190      $14.230
                                                              =======     =======      =======
--------------------------------------------------------------------------------------------------
Total return(3)                                                25.78%      (2.08%)     (12.27%)
--------------------------------------------------------------------------------------------------
Ratios and supplemental data:
--------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $2,161      $4,452       $5,763
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         0.86%       0.86%        0.86%
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        1.45%       1.48%        1.43%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            4.27%       4.52%        5.34%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
 prior to expense limitation and expenses
 paid indirectly                                                3.68%       3.90%        4.77%
--------------------------------------------------------------------------------------------------
Portfolio turnover                                                32%         39%          54%
--------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

---------------------------------------------------------------------------------------------------------------
                                                                                The Global Equity Portfolio
                                                                                                     Period
                                                                                                   10/15/97(1)
                                                                              Year Ended 10/31      through
                                                                 2000        1999         1998     10/31/97
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.020      $8.720       $8.120       $8.500
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.147       0.167        0.184        0.009
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments and foreign currencies                            (0.199)      0.433        0.486       (0.389)
                                                               ------      ------       ------       ------
---------------------------------------------------------------------------------------------------------------
Total from investment operations                               (0.052)      0.600        0.670       (0.380)
                                                               ------      ------       ------       ------
---------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income                           (0.194)     (0.190)      (0.070)          --
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments            (0.214)     (0.110)          --           --
                                                               ------      ------       ------       ------
---------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (0.408)     (0.300)      (0.070)          --
                                                               ------      ------       ------       ------
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.560      $9.020       $8.720       $8.120
                                                               ======      ======       ======       ======
---------------------------------------------------------------------------------------------------------------
Total return(3)                                                (0.81%)      7.11%        8.31%       (4.47%)
---------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $3,287      $3,309       $3,093       $2,855
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         0.96%       0.96%        0.96%        0.96%
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to expense limitation and expenses
 paid indirectly                                                1.30%       1.89%        2.31%        2.95%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            1.69%       1.82%        2.10%        2.54%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
 prior to expense limitation and expenses
 paid indirectly                                                1.35%       0.89%        0.75%        0.55%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                34%         31%          47%           0%
---------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. The portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations.

-----------------------------------------------------------------------------------------------------------------------
                                                                                   The International Equity Portfolio


                                                                                                     Year Ended 10/31
                                                               2000        1999         1998        1997         1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $17.410     $15.870      $15.860     $14.780      $13.120
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income(1)                                      0.379       0.329        0.400       0.329        0.506
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
 on investments and foreign currencies                        0.216       1.596        0.370       1.271        1.794
                                                            -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.595       1.925        0.770       1.600        2.300
                                                            -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
-----------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                         (0.235)     (0.385)      (0.610)     (0.520)      (0.490)
-----------------------------------------------------------------------------------------------------------------------
Distributions from net realized
 gain on investments                                         (0.130)         --       (0.150)         --       (0.150)
                                                            -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                            (0.365)     (0.385)      (0.760)     (0.520)      (0.640)
                                                            -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $17.640     $17.410      $15.870     $15.860      $14.780
                                                            =======     =======      =======     =======      =======
-----------------------------------------------------------------------------------------------------------------------
Total return(2)                                               3.35%      12.31%        4.96%      11.01%       18.12%
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                    $545,667    $820,644     $616,229    $500,196     $299,950
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       0.90%       0.89%        0.91%       0.93%        0.89%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                           2.11%       1.91%        2.50%       2.21%        4.36%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                              19%          6%           5%          8%           8%
-----------------------------------------------------------------------------------------------------------------------

(1) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       The Labor Select International
                                                                                                     Equity Portfolio
                                                                                                               Period
                                                                                                             12/19/95(1)
                                                                                        Year Ended 10/31      through
                                                               2000        1999         1998        1997     10/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $14.330     $13.320      $12.990     $11.690      $10.000
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                      0.277       0.305        0.334       0.474        0.479
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on
 investments and foreign currencies                           0.175       1.057        0.444       1.346        1.311
                                                            -------     -------      -------     -------      -------
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.452       1.362        0.778       1.820        1.790
                                                            -------     -------      -------     -------      -------
-------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
-------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                         (0.392)     (0.312)      (0.448)     (0.520)      (0.100)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain
 on investments                                              (0.470)     (0.040)          --          --           --
                                                            -------     -------      -------     -------      -------
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                            (0.862)     (0.352)      (0.448)     (0.520)      (0.100)
                                                            -------     -------      -------     -------      -------
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $13.920     $14.330      $13.320     $12.990      $11.690
                                                            =======     =======      =======     =======      =======
-------------------------------------------------------------------------------------------------------------------------
Total return(3)                                               3.07%      10.34%        6.18%      16.01%       17.97%
-------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                     $89,814    $113,265     $103,350     $50,896      $23,154
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       0.95%       0.83%        0.88%       0.89%        0.92%
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 prior to expense limitation
 and expenses paid indirectly                                 0.96%       0.83%        0.93%       1.06%        1.30%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets                                        1.96%       2.13%        2.46%       2.37%        6.64%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
 net assets prior to expense limitation
 and expenses paid indirectly                                 1.95%       2.13%        2.41%       2.20%        6.26%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                              20%         12%           2%         11%           7%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

---------------------------------------------------------------------------------------------------------------
                                                                             The Emerging Markets Portfolio
                                                                                                     Period
                                                                                                    4/14/97(1)
                                                                             Year Ended 10/31       through
                                                                 2000        1999         1998     10/31/97
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $7.280      $5.840       $9.200      $10.000
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.160       0.138        0.153        0.028
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments and foreign currencies                            (0.326)      1.432       (3.348)      (0.828)
                                                               ------      ------       ------       ------
---------------------------------------------------------------------------------------------------------------
Total from investment operations                               (0.166)      1.570       (3.195)      (0.800)
                                                               ------      ------       ------       ------
---------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income                           (0.104)     (0.130)      (0.025)          --
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                --          --       (0.140)          --
---------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (0.104)     (0.130)      (0.165)          --
                                                               ------      ------       ------       ------
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $7.010      $7.280       $5.840       $9.200
                                                               ======      ======       ======       ======
---------------------------------------------------------------------------------------------------------------
Total return(3)                                                (2.40%)     27.63%      (35.30%)      (8.00%)
---------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $114,978     $42,794      $34,030      $18,565
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         1.17%       1.31%        1.55%        1.55%
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly             1.17%       1.35%        1.69%        2.02%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            1.93%       2.13%        1.98%        0.74%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
 prior to expense limitation and expenses
 paid indirectly                                                1.93%       2.08%        1.84%        0.27%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                20%         23%          39%          46%
---------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations.

-----------------------------------------------------------------------------------------------
                                                      The International Small-Cap Portfolio
                                                                                     Period
                                                                       Year         7/20/99(1)
                                                                      Ended         through
                                                                   10/31/00        10/31/99
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $8.650          $8.500
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------
Net investment income(2)                                              0.214           0.039
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments and foreign currencies                               (0.478)         (0.111)
                                                                     ------          ------
-----------------------------------------------------------------------------------------------
Total from investment operations                                     (0.264)         (0.150)
                                                                     ------          ------
-----------------------------------------------------------------------------------------------
Less dividends and distributions:
-----------------------------------------------------------------------------------------------
Dividends from net investment income                                 (0.030)             --
-----------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                  (0.096)             --
                                                                     ------          ------
-----------------------------------------------------------------------------------------------
Total dividends and distributions                                    (0.126)             --
                                                                     ------          ------
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                       $8.260          $8.650
                                                                     ======          ======
-----------------------------------------------------------------------------------------------
Total return(3)                                                      (2.96%)          1.77%
-----------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                              $2,961          $3,053
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.20%           1.25%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                      1.36%           1.28%
-----------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.58%           1.55%
-----------------------------------------------------------------------------------------------
Ratio of net investment income to average
 net assets prior to expense limitation
 and expenses paid indirectly                                         2.42%           1.45%
-----------------------------------------------------------------------------------------------
Portfolio turnover                                                      23%             15%
-----------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations.

------------------------------------------------------------------------------------
                                    The International Large-Cap Equity Portfolio
                                                                          Period
                                                                        12/14/99(1)
                                                                         through
                                                                        10/31/00
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $8.500
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
Net investment income(2)                                                   0.119
------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
 and foreign currencies                                                   (0.439)
                                                                          ------
------------------------------------------------------------------------------------
Total from investment operations                                          (0.320)
                                                                          ------
------------------------------------------------------------------------------------
Less dividends and distributions:
------------------------------------------------------------------------------------
Dividends from net investment income                                      (0.010)
------------------------------------------------------------------------------------
Distributions from net realized gain on investments                           --
------------------------------------------------------------------------------------
Total dividends and distributions                                         (0.010)
                                                                          ------
------------------------------------------------------------------------------------
Net asset value, end of period                                            $8.170
                                                                          ======
------------------------------------------------------------------------------------
Total return(3)                                                           (3.78%)
------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                   $2,886
------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                    0.96%
------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                           1.38%
------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                       1.62%
------------------------------------------------------------------------------------
Ratio of net investment income to average
 net assets prior to expense limitation
 and expenses paid indirectly                                              1.20%
------------------------------------------------------------------------------------
Portfolio turnover                                                            6%
------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------------------------
                                                                          The Diversified Core
                                                                        Fixed Income Portfolio
                                                                                        Period
                                                                                       11/4/97(1)
                                                                       Year Ended      through
                                                                 2000    10/31/99     10/31/98
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.550      $9.110       $8.500
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.528       0.560        0.533
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments and foreign currencies                          0.077      (0.130)       0.077
                                                               ------      ------       ------
--------------------------------------------------------------------------------------------------
Total from investment operations                                0.605       0.430        0.610
                                                               ------      ------       ------
--------------------------------------------------------------------------------------------------
Less dividends and distributions:
--------------------------------------------------------------------------------------------------
Dividends from net investment income                           (0.555)     (0.650)          --
--------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                --      (0.340)          --
                                                               ------      ------       ------
--------------------------------------------------------------------------------------------------
Total dividends and distributions                              (0.555)     (0.990)          --
                                                               ------      ------       ------
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.600      $8.550       $9.110
                                                               ======      ======       ======
--------------------------------------------------------------------------------------------------
Total return(3)                                                 7.59%       4.98%        7.18%
--------------------------------------------------------------------------------------------------
Ratios and supplemental data:
--------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $7,724      $3,377       $3,216
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         0.54%       0.57%        0.57%
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        0.61%       0.84%        1.74%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            6.35%       6.56%        7.12%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       6.28%       6.29%        5.95%
--------------------------------------------------------------------------------------------------
Portfolio turnover                                               143%        216%         312%
--------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment or distributions at net asset value. Total return reflects voluntary expense limitations.

-------------------------------------------------------------------------------------------------------------------------
                                                                                               The Intermediate Fixed
                                                                                                     Income Portfolio
                                                                                                               Period
                                                                                                              3/12/96(1)
                                                                                        Year Ended 10/31      through
                                                               2000        1999         1998        1997     10/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.540     $10.180      $10.090     $10.010      $10.000
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                         0.613       0.604        0.593       0.605        0.386
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                               0.030      (0.480)       0.100       0.080        0.010
                                                             ------      ------      -------     -------      -------
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.643       0.124        0.693       0.685        0.396
                                                             ------      ------      -------     -------      -------
-------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
-------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                         (0.613)     (0.604)      (0.593)     (0.605)      (0.386)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized
 gain on investments                                             --      (0.160)      (0.010)         --           --
                                                             ------      ------      -------     -------      -------
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                            (0.613)     (0.764)      (0.603)     (0.605)      (0.386)
                                                             ------      ------      -------     -------      -------
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $9.570      $9.540      $10.180     $10.090      $10.010
                                                             ======      ======      =======     =======      =======
-------------------------------------------------------------------------------------------------------------------------
Total return(2)                                               7.01%       1.26%        7.06%       7.09%        4.08%
-------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $7,995     $17,170      $30,211     $30,366      $10,518
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       0.53%       0.54%        0.53%       0.53%        0.53%
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                                     0.59%       0.77%        1.01%       0.84%        1.20%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets                                        6.46%       6.10%        5.86%       6.05%        6.14%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
 net assets prior to expense limitation and
 expenses paid indirectly                                     6.40%       5.86%        5.38%       5.74%        5.47%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             125%        148%         181%        205%         232%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment or distributions at net asset value. Total return reflects voluntary expense limitations.

---------------------------------------------------------------------------------------------------------------
                                                                              The High-Yield Bond Portfolio
                                                                                                     Period
                                                                                                    12/2/96(1)
                                                                              Year Ended 10/31      through
                                                                 2000        1999         1998     10/31/97
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.830     $10.070      $11.180      $10.000
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.868       1.080        0.993        0.788
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                                (0.488)     (1.140)      (0.925)       0.957
                                                               ------      ------      -------      -------
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.380      (0.060)       0.068        1.745
                                                               ------      ------      -------      -------
---------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income                           (1.090)     (1.000)      (0.890)      (0.565)
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                --      (0.180)      (0.288)          --
                                                               ------      ------      -------      -------
---------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (1.090)     (1.180)      (1.178)      (0.565)
                                                               ------      ------      -------      -------
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.120      $8.830      $10.070      $11.180
                                                               ======      ======      =======      =======
---------------------------------------------------------------------------------------------------------------
Total return(3)                                                 4.02%      (1.05%)       0.30%       17.92%
---------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $1,888      $9,720      $20,706      $11,348
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         0.59%       0.59%        0.59%        0.59%
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to expense limitation and expenses
 paid indirectly                                                1.08%       0.78%        0.75%        0.79%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            9.97%       9.25%        9.53%        9.05%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
 prior to expense limitation and expenses
 paid indirectly                                                9.48%       9.06%        9.37%        8.85%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               140%        455%         211%         281%
---------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

The Global Fixed Income Portfolio

-----------------------------------------------------------------------------------------------------------------------

                                                                                                     Year Ended 10/31
                                                               2000        1999         1998        1997         1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $10.260     $11.060      $11.220     $11.620      $11.040
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
 operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income(1)                                      0.548       0.606        0.610       0.721        0.777
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments and foreign currencies                          (1.498)     (0.851)       0.037      (0.116)       0.725
                                                             ------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.950)     (0.245)       0.647       0.605        1.502
                                                             ------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
-----------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                         (0.114)     (0.433)      (0.630)     (0.835)      (0.720)
-----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                           (0.096)         --           --          --           --
-----------------------------------------------------------------------------------------------------------------------
Distributions from net realized
 gain on investments                                             --      (0.122)      (0.177)     (0.170)      (0.202)
-----------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.150)         --           --          --           --
                                                             ------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                            (0.360)     (0.555)      (0.807)     (1.005)      (0.922)
                                                             ------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $8.950     $10.260      $11.060     $11.220      $11.620
                                                             ======     =======      =======     =======      =======
-----------------------------------------------------------------------------------------------------------------------
Total return(2)                                              (9.51%)     (2.33%)       6.28%       5.59%       16.40%
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                    $389,290    $619,795     $660,741    $431,076     $252,068
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       0.60%       0.60%        0.60%       0.60%        0.60%
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                                     0.71%       0.62%        0.62%       0.65%        0.66%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets                                        5.71%       5.68%        5.71%       6.28%        8.52%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets
 prior to expense limitation
 and expenses paid indirectly                                 5.60%       5.66%        5.69%       6.23%        8.46%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                              53%        101%         131%        114%          63%
-----------------------------------------------------------------------------------------------------------------------

(1) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

---------------------------------------------------------------------------------------------------------------
                                                                   The International Fixed Income Portfolio
                                                                                                     Period
                                                                                                    4/11/97(1)
                                                                              Year Ended 10/31      through
                                                                 2000        1999         1998     10/31/97
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.910     $10.750      $10.660      $10.000
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.469       0.564        0.558        0.236
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments and foreign currencies                         (1.752)     (0.877)       0.045        0.474
                                                               ------      ------      -------      -------
---------------------------------------------------------------------------------------------------------------
Total from investment operations                               (1.283)     (0.313)       0.603        0.710
                                                               ------      ------      -------      -------
---------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income                           (0.400)     (0.450)      (0.492)      (0.050)
---------------------------------------------------------------------------------------------------------------
In excess of net investment income                             (0.067)         --           --           --
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                --      (0.077)      (0.021)          --
---------------------------------------------------------------------------------------------------------------
Return of Capital                                              (0.050)         --           --           --
                                                               ------      ------      -------      -------
---------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (0.517)     (0.527)      (0.513)      (0.050)
                                                               ------      ------      -------      -------
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.110      $9.910      $10.750      $10.660
                                                               ======      ======      =======      =======
---------------------------------------------------------------------------------------------------------------
Total return(3)                                               (13.54%)     (2.96%)       5.96%        7.11%
---------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                       $50,389     $89,351      $87,997      $33,734
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%        0.60%
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to expense limitation and expenses
 paid indirectly                                                0.69%       0.64%        0.67%        0.86%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            5.26%       5.48%        5.47%        6.05%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
 prior to expense limitation and expenses
 paid indirectly                                                5.17%       5.44%        5.40%        5.79%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                82%        127%         104%         145%
---------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

                               APPENDIX A-RATINGS
Bonds

Excerpts from Moody's description of its bond ratings: Aaa-judged to be the best quality. They carry the smallest degree of investment risk; Aa-judged to be of high quality by all standards; A-possess favorable attributes and are considered "upper medium" grade obligations; Baa-considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B-generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa-are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca-represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C-the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA-highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA-also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A-strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB-regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC-regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C-reserved for income bonds on which no interest is being paid; D-in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C-Bonds are in imminent default in payment of interest or principal; and DDD, DD and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1-the highest grade possessing greatest relative strength; P-2-second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1-judged to be the highest investment grade category possessing the highest relative strength; A-2-investment grade category possessing less relative strength than the highest rating.

Delaware Pooled Trust

Additional information about the Portfolios' investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's shareholder reports you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolios and the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of these documents by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or calling toll-free at 800-231-8002.

You can find reports and other information about the Portfolios on the EDGAR Database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolios, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1-202-942-8090.

E-mail

PooledTrust@delinvest.com

Shareholder Inquiries

Call the Fund at 1-800-231-8002

oFor Fund information; literature; price, yield and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.





Investment Company Act File Number: 811-6322


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


P-DPT [-] BUR 02/01

                              DELAWARE POOLED TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED FEBRUARY 28, 2001

                       ---------------------------------


         Delaware Pooled Trust ("Pooled Trust") is an open-end management investment company. Pooled Trust consists of various series ("Portfolios") offering a broad range of investment choices. Pooled Trust is designed to provide clients with attractive alternatives for meeting their investment needs. This Statement of Additional Information ("SAI") (Part B of Pooled Trust's registration statement) addresses information of Pooled Trust applicable to each of the Portfolios. In addition, investors may make investments in The Asset Allocation Portfolio. That Portfolio is a "fund of funds" which primarily invests in several of the Portfolios of Pooled Trust. The Asset Allocation Portfolio is a series of Delaware Group Foundation Funds ("Foundation Funds"), which is also an open-end management investment company.

         This SAI is not a prospectus but should be read in conjunction with the related Prospectus for each Portfolio. Certain information from the Portfolios' Annual Report has been incorporated by reference into this SAI. To obtain the proper Prospectus or Annual Report for the Portfolios, please write to the Delaware Pooled Trust at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, Attn: Client Services or call Pooled Trust at 800-231-8002. Correspondence relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds. To obtain the Prospectuses or Annual Report for the Class A, B and C Shares or the Institutional Class of The Real Estate Investment Trust Portfolio, write to the Distributor at One Commerce
Square, 2005 Market Street, Philadelphia, PA 19103 or call 800-523-1918 for the Class A, B and C Shares or 800-510-4015 for the Institutional Class.


TABLE OF CONTENTS

Fund History                                                                                     2
Investment Policies, Portfolio Techniques and Risk Considerations                                2
Accounting and Tax Issues                                                                       35
Trading Practices and Brokerage                                                                 38
Portfolio Turnover                                                                              41
Purchasing Shares                                                                               43
Investment Plans                                                                                55
Determining Offering Price and Net Asset Value                                                  63
Redemption and Exchange                                                                         65
Dividends and Capital Gain Distributions                                                        75
Taxes                                                                                           77
Investment Management Agreements and Sub-Advisory Agreements                                    79
Officers and Trustees                                                                           87
General Information                                                                            114
Performance Information                                                                        118
Financial Statements                                                                           127
Appendix A - Ratings                                                                           128
Appendix B - Investment Objectives of the Funds in the Delaware Investments Family             130

FUND HISTORY


         Pooled Trust was originally incorporated under the laws of the State of Maryland on May 30, 1991. On December 15, 1999, the company completed a reorganization that changed its state and form of organization from a Maryland corporation to a Delaware business trust called Delaware Pooled Trust. Foundation Funds was organized as a Delaware business trust on October 24, 1997.

         Delaware Pooled Trust offers various Portfolios providing eligible investors a broad range of investment choices coupled with the advantage of a no-load mutual fund with the service companies of Delaware Investments providing customized services as investment adviser, administrator and distributor. Each Portfolio, other than The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Asset Allocation Portfolio and The Select Equity Portfolio, is a diversified fund as defined by the 1940 Act. The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Asset Allocation Portfolio and The Select Equity Portfolio are nondiversified funds as defined by the 1940 Act.

INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS

Investment Restrictions
         Investment Objectives--The investment objectives of all the Portfolios, except The Labor Select International Equity Portfolio, are non-fundamental, and may be changed without shareholder approval. However, The Board of Trustees, as appropriate for will notify shareholders prior to a material change in a Portfolio's objective.

         Fundamental Investment Restrictions--Pooled Trust and Foundation Funds, as applicable, have adopted the following restrictions for each of the Portfolios (except where otherwise noted) which cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the respective Portfolio, which is the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

         Each Portfolio, other than The Labor Select International Equity Portfolio, shall not:

         1. With respect to each Portfolio, except the Real Estate Investment Trust Portfolios, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Real Estate Investment Trust Portfolios will concentrate their respective investments in the real estate industry. Each of The Real Estate Investment Trust Portfolios otherwise shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         4. With respect to each Portfolio, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         The Labor Select International Equity Portfolio shall not:

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts.

         6. Enter into futures contracts or options thereon.

         7. Make short sales of securities, or purchase securities on margin.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisers if or so long as the directors and officers of Pooled Trust and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities as defined in the 1940 Act), except for notes to banks.

         11. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         In addition to the restrictions set forth above, in connection with the qualification of the Portfolio's shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

         Non-fundamental Investment Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Portfolio, except as noted, will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees, as appropriate, without shareholder approval.

         Each Portfolio, other than The Labor Select International Equity Portfolio,

         1. is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Portfolios, except The Asset Allocation Portfolio, may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investment.


         The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Core Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Intermediate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio shall not:

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with a Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein and except that The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II (collectively, "The Real Estate Investment Trust Portfolios") may each own real estate directly as a result of a default on securities the Portfolio owns.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry, except that each of The Real Estate Investment Trust Portfolios shall invest in excess of 25% of its total assets in the securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related Prospectus, subject to investment restriction 6 below.

         6. Enter into futures contracts or options thereon, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may each enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

         7. Make short sales of securities, or purchase securities on margin, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may satisfy margin requirements with respect to futures transactions.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisers if or so long as the directors and officers of Pooled Trust and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission ("Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while a Portfolio has an outstanding borrowing. A Portfolio will not pledge more than 10% of its respective net assets. A Portfolio will not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

         In addition to the restrictions set forth above, in connection with the qualification of a Portfolio's shares for sale in certain states, a Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of a Portfolio's net assets. Included within such amount, but not to exceed 2% of a Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

         The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Core Equity Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio and, only where noted, The High-Yield Bond Portfolio shall not:

         1. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall also apply to The High-Yield Bond Portfolio. This restriction shall apply to only 50% of the total assets of The Global Fixed Income Portfolio.

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         4. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that The Mid-Cap Growth Equity Portfolio may:
(a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets;
(c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         5. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         6. Invest more than 10% of its respective total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy, changeable without shareholder vote, that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which a bona fide market does not exist at the time of purchase or subsequent valuation.

         The following additional non-fundamental investment restrictions apply to The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio and The High-Yield Bond Portfolio.

         Except as noted below, each of The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio shall not:

         1. As to 50% of the respective total assets of The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year old period shall include the operation of any predecessor company or companies. This restriction shall not apply to The Real Estate Investment Trust Portfolios and their investments in the securities of real estate investment trusts.

         4. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

        5. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that each of The Real Estate Investment Trust Portfolios may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Each Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         6. Invest more than 15% of its respective total assets, determined at the time of purchase, in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which no bona fide market exists at the time of purchase.

         The following additional non-fundamental investment restrictions apply to The Global Equity Portfolio, The Emerging Markets Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio (except where otherwise noted). The percentage limitations contained in these restrictions and policies apply at the time a Portfolio purchases securities.

         Except as noted below, each of The Global Equity Portfolio, The Emerging Markets Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio shall not:

         1. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities). This restriction shall not apply to The Emerging Markets Portfolio.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Investment Policies and Risks

Foreign Investment Information (The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Large-Cap Growth Equity Portfolio, The Core Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Small-Cap

Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The All-Cap Growth Equity Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio and The Asset Allocation Portfolio)

         Investors in The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the related Prospectus, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio, except The High-Yield Bond Portfolio, permit each to enter into forward foreign currency exchange contracts and permit The Balanced, The Equity Income, The Core Equity, The Small-Cap Growth Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Diversified Core Fixed Income, The International Fixed Income and The Asset Allocation Portfolios to engage in certain options and futures activities, in order to hedge holdings and commitments against changes in the level of future currency rates. See "FOREIGN CURRENCY TRANSACTIONS (THE GLOBAL EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE INTERNATIONAL SMALL-CAP, THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE CORE EQUITY PORTFOLIO, THE BALANCED PORTFOLIO, THE EQUITY INCOME PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE ALL-CAP GROWTH EQUITY PORTFOLIO, THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO AND THE ASSET ALLOCATION PORTFOLIO)," below.

         The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (and The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios up to 20%, 20%, 25%, 5%, 5%, 5%, 10%, 10%, 10%, 20% and 10%,
respectively, of their total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped or emerging country. The Emerging Markets Portfolio, under normal market conditions, will invest at least 65% of its total assets in securities of issuers in emerging markets. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         It is also expected that the expenses for custodial arrangements of The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments. See "TAXES." The Balanced, The Equity Income, the Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income, and The Asset Allocation.

         Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the investment advisers for the Portfolios do not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

          The issuers of the foreign government and government-related high-yield securities, including Brady Bonds, in which The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income and The Asset Allocation Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income and The Asset Allocation Portfolios may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         With respect to forward foreign currency exchange, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See "FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS" below.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Portfolios. Payment of such interest equalization tax, if imposed, would reduce a Portfolio's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to a Portfolio by United States issuers. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include, as relevant, the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract and similar financial instrument if such instrument is not "marked to market." The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

         With reference to the Portfolios' investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of foreign government and government-related debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that Brady Bonds and other foreign government and government-related securities will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Portfolios' invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Portfolio's adviser or sub-adviser, as relevant, does not believe that any current registration restrictions would affect its decision to invest in such countries.

         As disclosed in the Prospectuses for The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio, the foreign short-term fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including EURO. Such securities may include supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The Work Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be typically rated, at the time of purchase, AA or higher by Standard & Poor's Ratings Group or Aa or higher by Moody's Investor Service, Inc. or of comparable quality as determined by the Portfolio's investment adviser.

Foreign Currency Transactions (The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Large-Cap Growth Equity Portfolio, The Core Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The All-Cap Growth Equity Portfolio, The Diversified Core Fixed Income Portfolio and The Asset Allocation Portfolio)

         The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap Portfolios, The International Large-Cap Equity, The Global Fixed Income, The International Fixed Income (as well as The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Diversified Core Fixed Income and The Asset Allocation Portfolios consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

         When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its Custodian Bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts.

         The Balanced, The Equity Income, The Core Equity, The Small-Cap Growth Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Diversified Core Fixed Income, The International Fixed Income and The Asset Allocation Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

         Foreign currency options are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of a rate movement adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

         A Portfolio will write call options only if they are "covered" and put options only if they are secured. A call written by a Portfolio will be considered covered if a Portfolio owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its Custodian Bank cash or liquid high grade debt securities equal at all times to the aggregate exercise price of the put.

         As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

         Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the Commission or commodities exchanges regulated by the Commodity Futures Trading Commission.

         A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker referred to as "variation margin" are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position, in the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Forward Foreign Currency Exchange Contracts
         The foreign investments made by The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap, The Balanced, The Equity Income, The Asset Allocation, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Core Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios present currency considerations which pose special risks, as described in the Prospectus.

         Although these Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

         A Portfolio may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         For example, when the investment adviser believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

         The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Portfolios may also engage in currency "cross hedging" when, in the opinion of the investment advisers, as appropriate, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize gain or loss from currency transactions.

         With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of Portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Brady Bonds (The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The International Small-Cap and The Asset Allocation Portfolio)

         The Global Fixed Income, The International Fixed Income, The Diversified Core Fixed Income, The Emerging Markets, The International Small-Cap and The Asset Allocation Portfolios may invest, within the limits specified in the related Prospectus, in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment adviser to the Portfolios believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

         Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

Options on Securities, Futures Contracts and Options on Futures Contracts (The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The International Large-Cap Equity Portfolio, The Core Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio)

         In order to remain fully invested, and to reduce transaction costs, The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The Core Equity and The All-Cap Growth Equity Portfolios may, to the limited extent identified in the related Prospectus, use futures contracts, options on futures contracts and options on securities and may enter into closing transactions with respect to such activities. The Large-Cap Growth Equity Portfolio is permitted to enter into such transactions; however, options on securities, futures contracts and options on futures contracts are not expected to be a primary component of the Portfolio's investment strategy at this time. The Portfolios may only enter into these transactions for hedging purposes, if it is consistent with the Portfolios' investment objectives and policies. The Portfolios will not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolios' assets.

Options
         The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The Core Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase call options, write call options on a covered basis, purchase put options and write put options. Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

         The Portfolios may invest in options that are either exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities. The Mid-Cap Growth Equity Portfolio will not invest more than 10% of its assets in illiquid securities, and The Real Estate Investment Trust, The Diversified Core Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The Large-Cap Growth Equity, The Core Equity and The All-Cap Growth Equity Portfolios will not invest more than 15% of their respective assets in illiquid securities.

         A. Covered Call Writing--The Portfolios may write covered call options from time to time on such portion of their securities as the investment adviser determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity. A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period. The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

         The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security which they might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Portfolios will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options--The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their total assets. When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.

         C. Purchasing Put Options--The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their total assets. The Mid-Cap Growth Equity, The Real Estate Investment Trust and The Diversified Core Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.

         A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date. Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Portfolio will lose the value of the premium paid. The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Portfolios may sell a put option purchased on individual portfolio securities. Additionally, the Portfolios may enter into closing sale transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. Writing Put Options--A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Portfolio to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the investment adviser wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security. In such event, a Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

Options on Stock Indices
         The Emerging Markets, The Global Equity, The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The International Large-Cap Equity, The Core Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may acquire options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

         A Portfolio's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the Portfolio's securities. Since a Portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Portfolio's ability effectively to hedge its securities. A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Portfolio will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Futures and Options on Futures

         Consistent with the limited circumstances under which The
Large-Cap Growth Equity, The  Core Equity, The Balanced, The Equity
Income, The Select Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity , The
Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios will use futures, the Portfolios may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Portfolio enters into a futures transaction, it must deliver to the futures commission merchant selected by the Portfolio an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Portfolio's Custodian Bank. Thereafter, a "variation margin" may be paid by the Portfolio to, or drawn by the Portfolio from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

         If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio's securities against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Portfolio is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Portfolio had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Futures Contracts And Options On Futures Contracts

         In order to remain fully invested, to facilitate investments in portfolio securities and to reduce transaction costs, The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Select Equity,
The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap , The International Large-Cap Equity,
The All-Cap Growth Equity, The  Intermediate Fixed Income, The Aggregate
Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. For the same purposes, The Balanced, The Equity Income, The Select Equity, The International Large-Cap Equity and The Core Equity Portfolio may also enter into futures contracts on stock indices and purchases or sell options on stock index futures and stock indices and may enter into closing transactions with respect to these activities. The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios' investment objectives and policies and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities, in the aggregate, exceed 25% of the Portfolios' assets.

         Additionally, The International Fixed Income, The Global Equity, The Emerging Markets, The Diversified Core Fixed Income, The International Small-Cap, The International Large-Cap Equity and The Asset Allocation Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with its investments.

         The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The
Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core

Fixed Income and The Asset Allocation Portfolios may enter into contracts for the purchase or sale for future delivery of securities. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         Foreign currency futures contracts operate similarly to futures contracts concerning securities. When The International Fixed Income, The Global Equity, The Emerging Markets, The Diversified Core Fixed Income, The International Large-Cap Equity or The Asset Allocation Portfolios sells a futures contract on a foreign currency, it is obligated to deliver that foreign currency at a specified future date. Similarly, a purchase by the Portfolio gives it a contractual right to receive a foreign currency. This enables the Portfolio to "lock in" exchange rates. The Portfolios may also purchase and write options to buy or sell futures contracts in which the Portfolio's may invest and enter into related closing transactions. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

         To the extent that interest or exchange rates move in an unexpected direction, the Portfolio may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market would prevent the Portfolio from closing out its positions relating to futures.

Asset-Backed Securities (The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Balanced Portfolio, The Equity Income Portfolio and The Core Equity Portfolio)

         The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Asset Allocation, The Balanced, The Equity Income and The Core Equity Portfolios may each invest a portion of their assets in asset-backed securities. All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (e.g., BBB by S&P or Baa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the Portfolio to pay the debt service on the debt obligations issued.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities doe however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many case, ever, established and other risks which may be peculiar classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

High-Yield, High Risk Securities
         The International Fixed Income, The Global Fixed Income, The Diversified Core Fixed Income, The Asset Allocation, The Equity Income and The All-Cap Growth Equity Portfolios may invest up to 5%, 5%, 30%, 55%, 15% and 5%, respectively, of its assets in high risk, high-yield fixed-income securities of foreign governments, including, with specified limitations, so-called Brady Bonds. The Emerging Markets Portfolio may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high-yield, high risk securities, including Brady Bonds. The International Small-Cap Portfolio may invest up to 15% of its net assets in fixed-income securities some or all of which may be corporate obligations, and some or all of which may be below investment grade, or unrated. These high-yield, high risk securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment adviser to have characteristics similar to such rated securities.

         The High-Yield Bond Portfolio invests primarily in securities rated B-or higher by S&P or B3 or higher by Moody's or, if unrated, judged to be of comparable quality by the investment adviser. In its U.S. high yield sector, The Diversified Core Fixed Income Portfolio, under normal circumstances, invests between 5% and 30% in U.S. Bonds generally rated BB or lower by S&P or Fitch or Ba or lower by Moody's or similarly rated by another nationally recognized statistical rating organization. The Small-Cap Value Equity Portfolio may invest up to 25% of its net assets in U.S. corporate bonds rated below B by Moody's or S&P when the Portfolio investment adviser believes that capital appreciation is likely from an investment in those securities. See "APPENDIX A--RATINGS" to this SAI for more rating information.

         In addition to the fixed-income securities in which The Balanced Portfolio invests as described in the Prospectus, the Portfolio may also invest in split-rated bonds and in high-yield, high risk bonds (commonly known as "junk bonds"). A split bond rating occurs when separate rating agencies, such as S&P and Moody's give different ratings to the same issue or issuer. The split-rated and high-yield, high risk bonds in which the Portfolio may invest are rated, or in the case of split-rated bonds, may have one or more ratings lower than BBB by S&P, Baa by Moody's and/or rated similarly by another recognized rating agency (or, if unrated, the Manager determines to be of comparable quality). The Portfolio anticipates investing in such split-rated or high-yield, high risk bonds in limited situations, such as when the Manager believes that they are likely to be upgraded due to a future corporate event. Investing in high-yield, high risk bonds involves certain risks as discussed below. The Portfolio limits its purchases of high-yield, high risk bonds to no more than 5% of net assets. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative and entails certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The High-Yield Bond Portfolio's investment adviser intends to maintain an adequately diversified portfolio of these bonds. Investments in high yield bonds by other Portfolios is limited as discussed herein and in the Prospectus. While diversification and limiting the percentage of the Portfolio that can be invested in such bonds can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification or limitation will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

         Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Portfolios' net asset value per share.

        Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During the economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, adversely affect the liquidity of such bonds, and/or adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Portfolio's net asset value.

         In addition, if, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

         Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         Finally, there are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchase of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Portfolio to attain its investment objective.

Convertible Debt and Non-Traditional Equity Securities
         A portion of The Small-Cap Value Equity, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The International Equity, The International Large-Cap Equity, The Core Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios' assets may be invested in convertible debt securities of issuers in any industry, and The Real Estate Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible debt securities provide a fixed-income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a

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convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The All-Cap Growth Equity Portfolio may invest in convertible securities without reference to such securities' investment grade rating because it invests in such securities primarily for their equity characteristics.

         The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The Asset Allocation, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The International Small-Cap, The Asset Allocation, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

REITS
         The Real Estate Investment Trust Portfolios', The Asset Allocation Portfolio's, The Small-Cap Value Equity Portfolio's and The Core Equity Portfolio's investment in REITs presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

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Depositary Receipts
         The Balanced, The Equity Income, The Select Equity, The Small-Cap Growth Equity, The Core Equity, The Large-Cap Value Equity, The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap and The Asset Allocation Portfolios may invest in sponsored and unsponsored ADRs. Such ADRs that The Balanced, The Equity Income, The Select Equity, The Small-Cap Growth Equity, The Core Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity Portfolio, The Small-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income and The Asset Portfolios may invest in will be those that are actively traded in the United States.

         In conjunction with their investment in foreign securities, The Large-Cap Growth Equity, The Equity Income, The Select Equity, The All-Cap Growth Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The Global Fixed Income, The International Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may also invest in sponsored and unsponsored European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, The Small-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to its 10% limit on investments in foreign securities.

         ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Repurchase Agreements
         While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

         The funds in the Delaware Investments family, including Pooled Trust and Foundation Funds, have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow such funds jointly to invest cash balances. Each Portfolio may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security. If bankruptcy proceedings are commences with respect to the seller a Portfolio's realization upon the collateral may be delayed or limited. Each Portfolio will limit its investments in repurchase agreements to those which its respective investment adviser, under the guidelines of the Board of Trustees, as applicable, determines to present minimal credit risks and which are of high quality. In addition, a Portfolio

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must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements which is monitored on a daily basis. The term of these agreements is usually from overnight to one week and never exceeds one year. The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Select Equity, The Small-Cap Growth Equity, The Small-Cap Value Equity, The Real Estate Investment Trust, The Global Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Aggregate Fixed Income, The High-Yield Bond, The International Fixed Income and The Asset Allocation Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

Portfolio Loan Transactions
         Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of Pooled Trust and Foundation Funds, as applicable, that the staff of the Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Pooled Trust or Foundation Funds, as the case may be, from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; 3) a Portfolio must be able to terminate the loan after notice, at any time; 4) a Portfolio must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Portfolio may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Board of Trustees of Pooled Trust or Foundation Funds, as applicable, know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the respective investment adviser, under the supervision of the Board of Trustees as applicable, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment adviser.

Restricted and Rule 144A Securities
         Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A Securities are traded among qualified institutional investors. While maintaining oversight, the Board of Trustees, as applicable, has delegated to the respective investment adviser the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of total assets) on investments in illiquid assets. The Boards have instructed the respective investment adviser to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees, as applicable, and the respective investment adviser will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its total assets in illiquid securities. If an investment adviser determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the investment adviser will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

         The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The Core Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase privately-placed securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Portfolio obtaining a less favorable price on a resale. The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The Core Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios will not purchase illiquid assets if more than 15% of its net assets would then consist of such illiquid securities.

U.S. Government Securities
         The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see "INVESTMENT RESTRICTIONS" and the Prospectus of the Portfolios for additional information), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

                                       30
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Mortgage-Backed Securities
         The Real Estate Investment Trust, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Intermediate Fixed Income, The Global Fixed Income, The Asset Allocation, The Balanced and The Core Equity Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

         The Portfolios also may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the Commission to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

         The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

         Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result,

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established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of a Portfolio's net assets.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Each of the Portfolios may invest in such private-backed securities but, the Portfolios, other than The Intermediate Fixed Income Portfolio and The Aggregate Fixed Income Portfolio, will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two (and, in the case of The Core Equity Portfolio, the four) highest grades by a nationally-recognized statistical rating agency.

         The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Short-Term Investments
         The short-term investments in which The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Diversified Core Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The High-Yield Bond, The Global Equity, The Emerging Markets, The International Small-Cap, The Asset Allocation, The Small-Cap Growth Equity, The Balanced, The Equity Income, The Select Equity, The Core Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may invest include:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio, in the case of The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios, and 15% of the total assets of a Portfolio, in the case of The Small-Cap Value Equity, The Diversified Core Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity, The Balanced, The Equity Income, The Select Equity, The Large-Cap Growth Equity, The Core Equity and The All-Cap Growth Equity Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment adviser;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment adviser;

         (4) U.S. government securities (see "U.S. Government Securities"); and

         (5) Repurchase agreements collateralized by securities listed above.

         (6) And in the case of The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The Global Fixed Income and The International Fixed Income Portfolios, bank deposits held by or at the Portfolio's Custodian Bank or one of its sub-custodians.

Investment Company Securities
         Except for the Asset Allocation Portfolio, any investments that the Portfolios make in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, or such other investment companies. Under the 1940 Act's current limitations, the Portfolios may not (1) own more than 3% of the voting stock of another investment company; and (2) invest more than 5% of the Portfolio's total assets in the shares of any one investment company; nor, (3) invest more than 10% of the Portfolio's total assets in shares of other investment companies. These percentage limitations also apply to the Portfolio's investments in unregistered investment companies. The Asset Allocation Portfolio is not subject to these percentage limitations because it operates as a "fund of funds." Each Portfolio in which The Asset Allocation Portfolio invests may not operate as a "fund of funds" by investing in other registered open-end investment companies or registered unit investment trusts that are part of the Delaware Investments family of funds.

Zero Coupon and Pay-In-Kind Bonds
         Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio's authorized to invest in them. For example, with zero coupon bonds, the Portfolio accrue, and is required to distribute to shareholders, income on such bonds. However, the Portfolio may not receive the cash associated with this income until the bonds are sold or mature. If the Portfolio did not have sufficient cash to make the required distribution of accrued income, the Portfolio could be required to sell other securities in its portfolio or to borrow to generate the cash required.

When-Issued and Delayed Delivery Securities
         Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Portfolio will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of The Balanced Portfolio not to enter into when-issued commitments exceeding in the aggregate 5% of the market value its total assets less liabilities other than the obligations created by these commitments.

Warrants
         The Equity Income Portfolio, The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Concentration
         In applying a Portfolio's policies on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

Risks Associated with the Asset Allocation Portfolio
         The Asset Allocation Portfolio's assets may be primarily invested in a combination of the Portfolios. As a result, the Asset Allocation Portfolio is subject to the same risks as any of the Portfolios in the Fund in which its invests. Moreover, The Asset Allocation Portfolio's investment performance may be directly related to the investment performance of the Portfolios of the Fund held by it. The ability of The Asset Allocation Portfolio to meet its investment objective may thus be directly related to the ability of the Portfolios of the Fund to meet their objectives as well as the allocation among those Portfolios of the fund by Delaware. There can be no assurance that the investment objective of The Asset Allocation Portfolio or any of the Portfolios of the Fund will be achieved.

         Because The Asset Allocation Portfolio and the other Portfolios of the Fund are separately managed, it is possible that certain Portfolios of the Fund in which The Asset Allocation Portfolio invests may be acquiring securities at the same time that other Portfolios of the Fund in which that Portfolio invests are selling the same security. Similarly, it is possible that The Asset Allocation Portfolio may directly acquire a security at the same time that a Portfolio of the Fund in which it invests is selling the same security, or vice versa. This practice could result in higher indirect transactions costs for The Asset Allocation Portfolio, and thus adversely affect The Asset Allocation Portfolio's returns, than would be the case if it were only investing directly in securities.

         Delaware has adopted Asset Allocation Guidelines (the "Guidelines") which govern The Asset Allocation Portfolio's purchases and redemptions of shares of the Portfolios of the Fund. Pursuant to these Guidelines, if the investment adviser anticipates that The Asset Allocation Portfolio's allocation transaction will disrupt the investment activities of a Portfolio of the Fund, the portfolio managers of the relevant Portfolios will confer on steps to minimize adverse effects on both The Asset Allocation Portfolio and the Portfolio of the Fund, such as staggering the timing and amounts of such allocation transactions. In addition, Delaware will attempt to minimize the number and size of allocation transactions taking place at any one time while attempting to avoid losing investment opportunities for The Asset Allocation Portfolio. As a result, The Asset Allocation Portfolio may, on occasion, be unable to purchase or redeem shares of a Portfolio of the Fund as quickly or in such amounts as they otherwise would in the absence of such Guidelines. Such delays or changes in amounts may decrease the total return and/or increase the volatility of The Asset Allocation Portfolio.

                            ACCOUNTING AND TAX ISSUES

         When The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Large-Cap Growth Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio or The Core Equity Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Portfolio's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security on foreign currency and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Portfolio for the purchase of a put option is reported in the section of the Portfolio's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

Options on Certain Stock Indices
         Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

Other Tax Requirements
         Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, each Portfolio must meet certain specific requirements, including:

         (i) Each Portfolio must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of a Portfolio's total assets, and, with respect to 50% of a Portfolio's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of a Portfolio's total assets. For purposes of the tax diversification test under Subchapter M of the Internal Revenue Code, repurchase agreements constitute securities and are not considered to be cash or cash items;

         (ii) Each Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) Each Portfolio must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         The Code requires each Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to a Portfolio) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolios intend as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that their distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains or when the offsetting position is sold.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Portfolio must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Portfolio will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract with respect to same or substantially identical property; or
3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Investment in Foreign Currencies and Foreign Securities
         Certain of the Portfolios are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Portfolio:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Portfolio accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Portfolio actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Portfolio.

         If a Portfolio's Section 988 losses exceed a Portfolio's other net investment company taxable income during a taxable year, a Portfolio generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Portfolio shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Portfolio shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Portfolio to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under a Portfolio's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Portfolio will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Portfolio's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Portfolios may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Portfolio at the end of its fiscal year are invested in securities of foreign corporations, a Portfolio may elect to pass-through to you your pro rata share of foreign taxes paid by a Portfolio. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Portfolio); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by a Portfolio at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Portfolio). If a Portfolio elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Portfolio invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Portfolio. In this case, these taxes will be taken as a deduction by a Portfolio, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Portfolio. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Portfolio to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Portfolio. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040.

         Investment in Passive Foreign Investment Company securities--The Portfolios may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives an "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Portfolio to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Portfolio held the PFIC shares. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Portfolio. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Portfolio distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Portfolio's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Portfolio would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Portfolio were to make this second PFIC election, tax at the Portfolio level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Portfolio (if any), the amounts distributable to you by a Portfolio, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Portfolio acquires shares in that corporation. While a Portfolio will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Portfolio, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Portfolio's income available for distribution to you, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

                         TRADING PRACTICES AND BROKERAGE

         The investment adviser or sub-adviser of each Portfolio, as the case may be, selects brokers or dealers to execute transactions on behalf of a Portfolio for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where securities either are purchased directly from the dealer or are sold to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the investment adviser or sub-adviser pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, Pooled Trust or Foundation Funds, as appropriate, pays a minimal share transaction cost when the transaction presents no difficulty.

         Securities transactions for The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap, The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios may be effected in foreign markets which may not allow negotiation of commissions or where it is customary to pay fixed rates.

         During the fiscal years ended October 31, 1998, 1999 and 2000, the aggregate dollar amounts of brokerage commissions paid by the Portfolios listed below amounted to the following:

                                                              2000             1999             1998
                                                              ----             ----             ----
  The Large-Cap Value Equity Portfolio                      $257,490         $343,565         $198,202
  The Mid-Cap Growth Equity Portfolio                       $ 11,017         $ 12,599         $ 19,470
  The International Equity Portfolio                        $835,932         $488,068         $390,649
  The Global Fixed Income Portfolio                              N/A              N/A              N/A
  The Labor Select International Equity Portfolio           $152,344         $ 68,909         $134,410
  The Real Estate Investment Trust Portfolio                $144,159         $171,507         $185,742
  The Emerging Markets Portfolio                            $357,530         $ 55,321         $194,207
  The Global Equity Portfolio                               $  3,817         $  2,723         $  3,549
  The Core Equity Portfolio (3)                             $  7,622         $  6,210         $  2,458
  The Small-Cap Growth Equity Portfolio (3)                 $ 13,160         $  4,139         $  1,702
  The Real Estate Investment Trust Portfolio II (1)         $  5,394         $ 11,350         $ 16,638
  The Intermediate Fixed Income Portfolio                        N/A              N/A              N/A
  The Aggregate Fixed Income Portfolio (2)                       N/A              N/A              N/A
  The High-Yield Bond Portfolio                                  N/A              N/A              N/A
  The Diversified Core Fixed Income Portfolio (2)                N/A              N/A              N/A
  The International Fixed Income Portfolio                       N/A              N/A              N/A
  The Asset Allocation Portfolio (11)                            N/A              N/A              N/A
  The Small-Cap Value Equity Portfolio (4)                  $  6,490         $  4,061              N/A
  The Balanced Portfolio (6)                                $391,226         $195,004              N/A
  The Equity Income Portfolio (6)                           $264,696         $152,727              N/A
  The Select Equity Portfolio (5)                           $ 11,669         $  6,109              N/A
  The International Small-Cap Portfolio (7)                 $  3,025         $  7,807              N/A
  The International Large-Cap Equity Portfolio (8)          $  7,691              N/A              N/A
  The All-Cap Growth Equity Portfolio (9)                   $ 12,183              N/A              N/A
  The Large-Cap Growth Equity Portfolio (10)                     N/A              N/A              N/A


(1)  Commenced operations on November 4, 1997.
(2)  Commenced operations on December 29, 1997.
(3)  Commenced operations on September 15, 1998.
(4)  Commenced operations on March 29, 1999.
(5)  Commenced operations on June 29, 1999.
(6)  Commenced operations on June 30, 1999.
(7)  Commenced operations on July 20, 1999.
(8)  Commenced operations on December 14, 1999.
(9)  Commenced operations on March 31, 2000.
(10) Commenced operations on October 31, 2000.
(11) Has not commenced operations as of the date of this Part B.


         The investment advisers or sub-advisers may allocate out of all commission business generated by all of the Portfolios and accounts under management by them, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment advisers in connection with their investment decision-making process with respect to one or more funds and accounts they manage, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended October 31, 2000, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

                                                           Portfolio Transactions     Brokerage Commissions
                                                                  Amounts                    Amounts
                                                                  -------                    -------
The Large Cap Value Equity Portfolio                               $53,572,957                   $85,999
The Mid-Cap Growth Equity Portfolio                                 $1,439,294                    $2,406
The International Equity Portfolio                                 $51,079,307                  $112,484
The Labor Select International Equity Portfolio                     $5,851,978                   $11,942
The Real Estate Investment Trust Portfolio                         $18,158,885                   $47,249
The Emerging Markets Portfolio                                      $2,148,241                    $3,000
The Core Equity Portfolio                                           $1,624,298                    $2,396
The Small-Cap Growth Equity Portfolio                               $1,414,705                    $2,535
The Real Estate Investment Trust Portfolio II                         $491,115                    $1,386
The Intermediate Fixed Income Portfolio                                    N/A                       N/A
The Aggregate Fixed Income Portfolio                                       N/A                       N/A
The High-Yield Bond Portfolio                                              N/A                       N/A
The Diversified Core Fixed Income Portfolio                                N/A                       N/A
The Global Equity Portfolio                                           $530,775                      $749
The Global Fixed Income Portfolio                                          N/A                       N/A
The Asset Allocation Portfolio (4)                                         N/A                       N/A
The International Fixed Income Portfolio                                   N/A                       N/A
The Small-Cap Value Equity Portfolio                                  $744,109                    $1,950
The Balanced Portfolio                                             $85,646,892                  $124,239
The Equity Income Portfolio                                        $56,878,992                   $83,057
The Select Equity Portfolio                                           $490,338                      $534
The International Small-Cap Portfolio                                  $59,959                      $119
The International Large-Cap Equity Portfolio (1)                      $110,252                      $247
The All-Cap Growth Equity Portfolio (2)                             $3,665,987                    $4,581
The Large-Cap Growth Equity Portfolio (3)                                  N/A                       N/A

(1) Commenced operations on December 14, 1999.
(2) Commenced operations on March 31, 2000.
(3) Commenced operations on October 31, 2000.
(4) Has not commenced operations as of the date of this Part B.

         As provided under the Securities Exchange Act of 1934 and each Portfolio's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Pooled Trust and Foundation Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the investment advisers which constitute in some part brokerage and research services used by the investment advisers in connection with their investment decision-making process and constitute in some part services used by them in connection with administrative or other functions not related to their investment decision-making process. In such cases, the investment advisers will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to Pooled Trust, Foundation Funds and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the Portfolios receiving the pricing service.

         Combined orders for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the investment advisers and the Board of Trustees of Pooled Trust and Foundation Funds that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Regulation, Inc. Conduct Rules, and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

         Subject to best execution, Portfolio orders may be placed with qualified broker/dealers who recommend the Portfolios or who acts as agents in the purchase of shares of the Portfolios for their clients.

                               PORTFOLIO TURNOVER

         Portfolio trading will be undertaken principally to accomplish each Portfolio's objective in relation to anticipated movements in the general level of interest rates. A Portfolio is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Portfolio will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Portfolio's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Portfolio and taxes payable by a Portfolio's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Portfolio's securities at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, a relevant Portfolio may hold securities for any period of time. Portfolio turnover will also be increased by The Mid-Cap Growth Equity Portfolio, either of The Real Estate Investment Trust Portfolios, The International Large-Cap Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio, The Core Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio, if the Portfolio writes a large number of call options which are subsequently exercised. To the extent a Portfolio realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Portfolio at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Portfolio shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The International Fixed Income, The Emerging Markets, The Global Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Equity Income, The International Small-Cap and The International Large-Cap Equity Portfolios have generally had portfolio turnover rates below 100%. The Mid-Cap Growth Equity, The Global Fixed Income, The Intermediate Fixed Income, The High-Yield Bond, The Core Equity, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Balanced, The Select Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The High-Yield Bond, The Aggregate Fixed Income and The Select Equity Portfolios have, in the past, experienced portfolio turnover rates that were significantly in excess of 100%. The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Portfolio during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates of the following Portfolios for the past two fiscal years were as follows:


                                                                    October 31, 2000    October 31, 1999
                                                                    ----------------    ----------------
        The Large Cap Value Equity Portfolio                                56%                 96%
        The Mid-Cap Growth Equity Portfolio                                137%                129%
        The International Equity Portfolio                                  19%                  6%
        The Global Fixed Income Portfolio                                   53%                101%
        The Labor Select International Equity Portfolio                     20%                 12%
        The Real Estate Investment Trust Portfolio                          31%                 48%
        The Intermediate Fixed Income Portfolio                            125%                148%
        The High-Yield Bond Portfolio                                      140%                455%
        The International Fixed Income Portfolio                            82%                127%
        The Emerging Markets Portfolio                                      20%                 23%
        The Global Equity Portfolio                                         34%                 31%
        The Core Equity Portfolio                                          148%                 92%
        The Small-Cap Value Equity Portfolio (1)                            90%                 37%
        The Small-Cap Growth Equity Portfolio                               70%                 92%
        The Real Estate Investment Trust Portfolio II                       32%                 39%
        The Aggregate Fixed Income Portfolio                               165%                275%
        The Diversified Core Fixed Income Portfolio                        143%                216%
        The Asset Allocation Portfolio (8)                                 N/A                 N/A
        The Balanced Portfolio (3)                                         148%                145%
        The Equity Income Portfolio (3)                                     79%                 87%
        The Select Equity Portfolio (2)                                    326%                235%
        The International Small-Cap Portfolio (4)                           23%                 15%
        The International Large-Cap Equity Portfolio (5)                     6%                N/A
        The All-Cap Growth Equity Portfolio (6)                            138%                N/A
        The Large-Cap Growth Equity Portfolio (7)                          N/A                 N/A

(1)   Commenced operations on March 29, 1999.
(2)   Commenced operations on June 29, 1999.
(3)   Commenced operations on June 30, 1999.
(4)   Commenced operations on July 20, 1999.
(5)   Commenced operations on December 14, 1999.
(6)   Commenced operations on March 31, 2000.
(7)   Commenced operations on October 31, 2000.
(8)   Has not commenced operations as of the date of this Part B.

         A new portfolio manager assumed responsibility for making the day to day investment decisions for The High-Yield Bond Portfolio in the last half of 2000. Going forward, it is expected that The High-Yield Bond Portfolio will experience portfolio turnover rates between 100% and 200%.

         In fiscal year 1999, The Aggregate Fixed Income Portfolio had higher than expected portfolio turnover as a result of volatility relating to problems within the Russian market. As the Russian market stabilized, The Aggregate Fixed Income Portfolio's turnover rate, for the fiscal year 2000, dropped within the expected limits. Going forward, it is expected that The Aggregate Fixed Income Portfolio will continue to experience portfolio turnover in excess of 100%.

         The Select Equity Portfolio's turnover rate, for the fiscal year 1999, was lower than expected because it represents only a partial year (the Portfolio commenced operation on June 29, 1999). Going forward, we anticipate that The Select Equity Portfolio's turnover rate will exceed 200%, and may be considerably in excess of 200%.

                                PURCHASING SHARES

         The following supplements the disclosure provided in the Portfolios' Prospectuses.

         Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for each Portfolio's shares. See the related Prospectus for information on how to invest. Pooled Trust or Foundation Funds, as applicable, reserves the right to suspend sales of Portfolio shares, and reject any order for the purchase of Portfolio shares if in the opinion of management such rejection is in the Portfolio's best interest.

         Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained on behalf of Pooled Trust and Foundation Funds. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Pooled Trust or Foundation Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Portfolios for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Purchasing Shares (The Real Estate Investment Trust Portfolio class of The Real Estate Investment Trust Portfolio and all other Portfolios)
         Shares of each Portfolio are sold on a continuous basis directly to institutions and high net-worth individuals at the net asset value next determined after the receipt of a purchase order and a Federal Funds wire as described more fully in the related Prospectus. In addition, for purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.75% of the dollar amount invested is charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds. For The Global Equity Portfolio, the purchase reimbursement fee is equal to 0.40% of the dollar amount invested, for The International Small-Cap Portfolio, the purchase reimbursement fee is equal to 0.55% of the dollar amount invested and for The International Large-Cap Equity Portfolio, the purchase reimbursement fee is equal to 0.45% of the dollar amount invested. In lieu of paying that fee, an investor in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio may elect, subject to Delaware International, to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The minimum for initial investments is $1,000,000 for each Portfolio. There are no minimums for subsequent investments. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Global Equity Portfolio and The International Small-Cap Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

Purchasing Shares (Delaware REIT Fund A, B, C and Institutional Classes of The Real Estate Investment Trust Portfolio)
         The minimum initial investment generally is $1,000 for Delaware REIT Fund A Class, B Class and C Class. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors, trustees and employees of any Delaware Investments fund, the investment adviser or any of the investment adviser's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See "INVESTMENT PLANS" for purchase limitations applicable to retirement plans. Pooled Trust will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Pooled Trust reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in The Real Estate Investment Trust Portfolio's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Portfolio can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Portfolio reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Real Estate Investment Trust Portfolio also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Portfolio will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Real Estate Investment Trust Portfolio also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the appropriate Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year following purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See "PLANS UNDER RULE 12B-1 FOR THE PORTFOLIO CLASSES" under "PURCHASING SHARES," and "DETERMINING OFFERING PRICE AND NET ASSET VALUE" in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in The Real Estate Investment Trust Portfolio's assets and will receive a proportionate interest in that Portfolio's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Portfolio's 12b-1 Plans.

Alternative Purchase Arrangements (Delaware REIT Fund A, B, C and Institutional Classes of The Real Estate Investment Trust Portfolio)
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Portfolio with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolios, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See "PLANS UNDER RULE 12B-1 FOR THE PORTFOLIO CLASSES."

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."

Class A Shares
         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the appropriate

Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See "SPECIAL PURCHASE FEATURES - CLASS A SHARES," below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE") may be aggregated with those of the Class A Shares of The Real Estate Investment Trust Portfolio. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for the Portfolio Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Portfolio. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See "TAXES." Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See "REDEMPTION AND EXCHANGE."

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of the Portfolio acquired through a reinvestment of dividends will convert to Class A Shares of the Portfolio pro-rata with Class B Shares not acquired through dividend reinvestment. If the Class B Shares of the Portfolio have been exchanged for Class B Shares of Delaware Group Cash Reserve Fund, the Delaware Cash Reserve Fund Class B Shares will convert into Delaware Cash Reserve Fund Consultant Class Shares rather than Delaware Cash Reserve Fund A Class Shares. In the case of exchanges into other Delaware Investments funds, Class B Shares will be converted into Class A Shares of the same fund.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See "TAXES."

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See "REDEMPTION AND EXCHANGE."

Plans Under Rule 12b-1 for the Portfolio Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Pooled Trust has adopted a separate plan for each of Class A Shares, the Class B Shares and the Class C Shares of The Real Estate Investment Trust Portfolio (the "Plans"). Each Plan permits the relevant Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

         The Plans permit the Portfolio, pursuant to the Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Portfolio may make payments out of the assets of Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by The Real Estate Investment Trust Portfolio under the Plans, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.30% of Class A Shares' average daily net assets for the year of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year. Pooled Trust's Board of Trustees may reduce these amounts at any time. Pursuant to Board action, the maximum aggregate fee payable by Class A Shares is 0.25%.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement have been approved by the Board of Trustees of Pooled Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Pooled Trust and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.

         Each year, the trustees must determine whether continuation of the Plans are in the best interest of shareholders of, respectively, the Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to the Classes. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Pooled Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Pooled Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.


         For the fiscal year ended October 31, 2000, payments from Delaware REIT Fund A Class, B Class and C Class amounted to $74,848, $134,782 and $58,858, respectively. Such amounts were used for the following purposes:

                                                     Delaware REIT Fund   Delaware REIT Fund   Delaware REIT Fund
                                                           A Class            B Class               C Class
                                                           -------            -------               -------
Advertising                                                  -                    -                    -
Annual/Semi-Annual Reports                                   -                    -                    -
Broker Trails                                             $74,848              $37,373              $19,989
Broker Sales Charges                                         -                 $35,859              $37,243
Dealer Service Expenses                                      -                    -                    -
Interest on Broker Sales Charges                             -                 $58,395               $1,329
Commissions to Wholesalers                                   -                  $2,859                 $297
Promotional-Broker Meetings                                  -                    -                    -
Promotional-Other                                            -                    -                    -
Prospectus Printing                                          -                   $108                  -
Telephone                                                    -                    -                    -
Wholesaler Expenses                                          -                   $188                  -
Other                                                        -                    -                    -


Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of shares of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of The Real Estate Investment Trust Portfolio may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors, trustees and employees (and members of their families) of the investment adviser, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the investment adviser or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Portfolio; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the investment adviser or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See "GROUP INVESTMENT PLANS" for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Portfolio account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Pooled Trust must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See "COMBINED PURCHASES PRIVILEGE," below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See "INVESTING BY EXCHANGE."

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See "CLASS A SHARES," above.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under " REDEMPTION AND EXCHANGE -- WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES" under, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE."

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Pooled Trust, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Portfolio and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Portfolio and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates, you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquire those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of the Portfolio (and of Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Portfolio or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Portfolio's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares described in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Portfolio in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Portfolio in which they are investing in connection with each purchase. See "RETIREMENT PLANS" under "INVESTMENTS PLANS" for information about retirement plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE." Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Institutional Class
         The Institutional Class of the Portfolio is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the investment adviser or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the investment adviser or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the investment adviser, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

                                INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective A, B or C Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in Delaware Investments, including the Portfolio, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Portfolio in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the

Portfolio, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Portfolio. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Portfolio's Prospectus. See "REDEMPTION AND EXCHANGE" for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Portfolio may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Portfolio or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Portfolio are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Portfolio are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Portfolio and Class C Shares of the Portfolio acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Portfolio acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Portfolio.

         Permissible exchanges into Class A Shares of the Portfolio will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Portfolio will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for the Portfolio to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Portfolio account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Portfolio from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Portfolio may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Portfolio.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Portfolio accounts. Either Portfolio will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Pooled Trust for proper instructions.

MoneyLine(SM) On Demand
         You or your investment dealer may request purchases of Class A, B and C Shares by phone using MoneyLine(SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Class A Shares, Class B Shares and C Shares through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Class A, B and C Shares may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Class A, B and C Shares Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See "REDEMPTION AND EXCHANGE" for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under "INVESTING BY EXCHANGE." Also see "BUYING CLASS A SHARES AT NET ASSET VALUE." The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Portfolio and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to the Transfer Agent to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years. See "INSTITUTIONAL CLASS," above, for additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center.

Retirement Plans
         An investment in the Delaware REIT Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the investment adviser and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See "INSTITUTIONAL CLASS," above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $32,000 ($52,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $52,000 and $62,000, and for single individuals with incomes between $32,000 and $42,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year before applying the AGI limitation. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2,
(b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Portfolio.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES."

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Portfolio. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

                 DETERMINING OFFERING PRICE AND NET ASSET VALUE

The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios
         Orders for purchases of shares of a Portfolio are effected at the net asset value of that Portfolio next calculated after receipt of the order by Pooled Trust or, as applicable, Foundation Funds and Federal Funds wire by the Portfolio's Custodian Bank, plus in the case of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio, any applicable purchase reimbursement fee equal to 0.75%, 0.40%, 0.55% and 0.45%, respectively, of the dollar amount invested.

         Net asset value is computed at the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time, on days when the New York Stock Exchange is open and an order to purchase or sell shares of a Portfolio has been received or is on hand, having been received since the last previous computation of net asset value. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust and Foundation Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

Class A Shares, Class B Shares and C Shares and Institutional Class Shares of The Real Estate Investment Trust Portfolio
         Orders for purchases of Class A Shares are effected at the offering price next calculated by The Real Estate Investment Trust Portfolio after receipt of the order by Pooled Trust, its agent or certain other authorized persons. See "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS." Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Portfolio, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York

Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         Each Class will bear, pro-rata, all of the common expenses of The Real Estate Investment Trust Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

                                      * * *

         The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available before the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the New York Stock Exchange. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

         U.S. government securities are priced at the mean of the bid and asked price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Net asset value includes interest on fixed-income securities, which is accrued daily. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

         Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board of Trustees, as applicable.

         The securities in which The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The


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Asset Allocation Portfolios, each of which possesses a limited ability to invest in foreign securities) may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as holidays or Saturday). As a result, the net asset value of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

         For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares of The Real Estate Investment Trust Portfolio, the offering price per share, is included in the financial statements for the Portfolios which are incorporated by reference into this Part B.

                             REDEMPTION AND EXCHANGE

         The following supplements the disclosure provided in the Prospectuses.

The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios
         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions, except that shareholders that redeem shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio are assessed by the relevant Portfolio a redemption reimbursement fee of 0.75%, 0.30%, 0.45% and 0.35%, respectively. Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in-kind. If a redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any portfolio securities paid or distributed in-kind would be valued as described in "DETERMINING OFFERING PRICE AND NET ASSET VALUE." Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage commissions. Payment for shares redeemed ordinarily will be made within three business days, but in no case later than seven days, after receipt of a redemption request in good order. See "REDEMPTION OF SHARES" in the related Prospectus for special redemption procedures and requirements that may be applicable to shareholders in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio. Under certain circumstances, eligible investors who have an existing investment counseling relationship with Delaware Investment Advisers or Delaware International will not be subject to Pooled Trust's in-kind redemption requirements until such time as Pooled Trust or Foundation Funds, as applicable, receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

         Pooled Trust and Foundation Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which Pooled Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder.

         The value of a Portfolio's investments is subject to changing market prices. Redemption proceeds may be more or less than the shareholder's cost

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

depending upon the market value of the Portfolio's securities. Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
         Due to the relatively higher cost of maintaining small accounts, Pooled Trust and Foundation Funds reserves the right to redeem Portfolio shares in any of its accounts at the then-current net asset value if as a result of redemption or transfer a shareholder's investment in a Portfolio has a value of less than $500,000. However, before Pooled Trust redeems such shares and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than $500,000 and will be allowed 90 days from that date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption.

                                      * * *

         Pooled Trust and Foundation Funds has available certain redemption privileges, as described below. They are unavailable to shareholders of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio whose redemptions trigger the special in-kind redemption procedures. See the related Prospectus. The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.

Expedited Telephone Redemptions
         Shareholders wishing to redeem shares for which certificates have not been issued may call Pooled Trust at (800-231-8002) prior to 4 p.m., Eastern time, and have the proceeds mailed to them at the record address. Redemptions involving The Asset Allocation Portfolio will be forwarded to Foundation Funds. Checks payable to the shareholder(s) of record will normally be mailed three business days, but no later than seven days, after receipt of the redemption request.

         In addition, redemption proceeds can be transferred to your predesignated bank account by wire or by check by calling Pooled Trust, as described above. The Telephone Redemption Option on the Account Registration Form must have been elected by the shareholder and filed with Pooled Trust before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. Payment By Wire: Request that Federal Funds be wired to the bank account designated on the Account Registration Form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is no charge for this service. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder's bank account.

         2. Payment by Check: Request a check be mailed to the bank account designated on the Account Registration Form. Redemption proceeds will normally be mailed three business days, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it. If expedited payment under these procedures could adversely affect a Portfolio, Pooled Trust or as applicable, Foundation Funds may take up to seven days to pay the shareholder.

         To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the Account Registration Form. If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.


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

Exchange Privilege
         Shares of each Portfolio may be exchanged for shares of any other Portfolio or for the institutional classes of the other funds in the Delaware Investments family. Exchange requests should be sent to Delaware Pooled Trust, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 Attn: Client Services. Exchanges involving The Asset Allocation Portfolio will be forwarded to Foundation Funds.

         Any such exchange will be calculated on the basis of the respective net asset values of the shares involved and will be subject to the minimum investment requirements noted above. There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio. See "EXCHANGE PRIVILEGE" under "SHAREHOLDER SERVICES" in the related Prospectus. The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

         Exchange requests may be made either by mail, FAX message or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by Pooled Trust or, as applicable, Foundation Funds for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders. Exchanges into and out of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio and The Global Equity Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus entitled Purchase of Shares and Redemption of Shares.

         For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized. Pooled Trust and Foundation Funds reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days' written notice to client shareholders.

                                      * * *

         Neither Pooled Trust, Foundation Funds, the Portfolios nor the Portfolios' transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, Pooled Trust or, as applicable, Foundation Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as if it does not, Pooled Trust, Foundation Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Class A Shares, Class B Shares and Class C Shares and Institutional Class Shares of The Real Estate Investment Trust Portfolio
         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the Portfolio and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the


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

consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Portfolio may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Portfolio shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The Portfolio and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Portfolio shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Portfolio or certain other authorized persons (see "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS"); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Portfolio will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Portfolio or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

         The value of the Portfolio's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Portfolio may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE," below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "PURCHASING SHARES." Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A, B and C Shares, there may be a bank wiring cost, neither the Portfolio nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Portfolio, the Portfolio's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Portfolio for a longer period of time than if the investment in New Shares were made directly.

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

Written Redemption
         You can write to the Portfolio at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Portfolio require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Portfolio may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to the Portfolio (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Portfolio in which you have your account in writing that you do not wish to have such services available with respect to your account. The Portfolio reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Portfolio by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Portfolio nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Portfolio or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Class A, B and C Shares are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Portfolio, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Portfolio reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
         You or your investment dealer may request redemptions of Class A, B and C Shares by phone using MoneyLine(SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See "MONEYLINE(SM) ON DEMAND" under "INVESTMENT PLANS."

Timing Accounts
         Redemptions of Timing Accounts--Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

         Right to Refuse Timing Accounts--With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Portfolio will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Portfolio reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Portfolio within two weeks of an earlier exchange request out of the Portfolio, or (ii) makes more than two exchanges out of the Portfolio per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Portfolio's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

         Restrictions on Timed Exchanges--Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free

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Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. The Portfolio reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Portfolio also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the investment adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Portfolios do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Portfolio's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the investment adviser must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES," below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Portfolio account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under
Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits;
(vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see "BUYING CLASS A SHARES AT NET ASSET VALUE" under "PURCHASING SHARES"); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC for Class B and Class C Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

                    DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         The policy of Pooled Trust and Foundation Funds, as applicable, is to distribute substantially all of each Portfolio's net investment income and any net realized capital gains in the amount and at the times that will avoid any federal income or excise taxes. All dividends and capital gains distributions of accounts in Delaware REIT Fund Institutional Class shall be automatically reinvested in the Class. For all other Portfolios and Classes of The Real Estate Investment Trust Portfolio, shareholders may elect to receive dividends and capital gains distributions in cash, otherwise, all such dividends and distributions will be automatically reinvested in the Portfolios. The amounts of any dividend or capital gains distributions cannot be predicted.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         For the fiscal year ended October 31, 2000, the percentage of dividends paid by the following Portfolios qualified for the dividends-received deduction:

The Large-Cap Value Equity Portfolio                         100%
The Real Estate Investment Trust Portfolio                      -
The Core Equity Portfolio                                    100%
The Mid-Cap Growth Equity Portfolio                            1%
The Small-Cap Value Equity Portfolio                         100%
The Small-Cap Growth Equity Portfolio                           -
The Real Estate Investment Trust Portfolio II                   -
The Global Equity Portfolio                                   45%
The International Equity Portfolio                              -
The Labor Select International Equity Portfolio                 -
The Emerging Markets Portfolio                                  -
The Intermediate Fixed Income Portfolio                         -
The Aggregate Fixed Income Portfolio                            -
The High-Yield Bond Portfolio                                  4%
The Diversified Core Fixed Income Portfolio                     -
The Global Fixed Income Portfolio                               -
The International Fixed Income Portfolio                        -
The Asset Allocation Portfolio                                  -
The International Small-Cap Portfolio                           -
The Balanced Portfolio                                        26%
The Equity Income Portfolio                                   75%
The Select Equity Portfolio                                     -
The International Large-Cap Equity Portfolio                    -
The All-Cap Growth Equity Portfolio                             -
The Large-Cap Growth Equity Portfolio                           -


         Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders who are subject to tax.

         Each Portfolio is treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

         Each year, Pooled Trust or, as applicable, Foundation Funds will mail information to investors on the amount and tax status of each Portfolio's dividends and distributions. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

         Each class of shares of The Real Estate Investment Trust Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 plans.

                                      TAXES

         The following supplements the tax disclosure provided in the Prospectuses.

         Under the Taxpayer Relief Act of 1997, as revised by the Internal Revenue Service Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Portfolio is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holders are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% bracket).

         "Short-term capital gains": gains on securities sold by a Portfolio that do not meet the long-term holding period are considered short-term capital gains and are taxed as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         A portion of each Portfolio's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to a Portfolio's shareholders, and cannot exceed the gross amount of dividends received by a Portfolio from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Portfolio if the Portfolio was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Under the 1997 Act, the amount that a Portfolio may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Portfolio were debt-financed or held by a Portfolio for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         Shareholders will be notified annually by Pooled Trust or Foundation Funds, as applicable, as to the federal income tax status of dividends and distributions paid by their Portfolio.

         In addition to the federal taxes described above, distributions and gains by the Portfolios, from the sale or exchange of your shares, generally will be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisers. Non-U.S. investors may be subject to U.S. withholding and estate tax. Each year Pooled Trust or Foundation Funds, as applicable, will mail to you information on the amount and tax status of each Portfolio's dividends and distribution.

         See also "OTHER TAX REQUIREMENTS" under "ACCOUNTING AND TAX ISSUES" in this Part B.

Futures Contracts and Stock Options
(The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The International Small-Cap Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Core Equity Portfolio)
         The Mid-Cap Growth Equity Portfolio's, The Real Estate Investment Trust Portfolios', The Emerging Markets Portfolio's, The Global Equity Portfolio's,

The International Large-Cap Equity Portfolio's, The Diversified Core Fixed Income Portfolio's, The Asset Allocation Portfolio's, The Small-Cap Value Equity Portfolio's, The Small-Cap Growth Equity Portfolio's, The Balanced Portfolio's, The Equity Income Portfolio's, The Select Equity Portfolio's, The International Small-Cap Portfolio's and The Core Equity Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish its risk of loss with respect to other positions in a Portfolio will constitute "straddles," which are subject to special tax rules that may cause deferral of the Portfolio's losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Portfolios will limit their activities in options and futures contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Forward Currency Contracts
(The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The Emerging Markets Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The International Small-Cap Portfolio and The Core Equity Portfolio)
         The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The International Small-Cap Portfolio and The Core Equity Portfolio will be required for federal income tax purposes to recognize any gains and losses on forward currency contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a forward currency contract is considered to be ordinary income or loss. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by these Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         Special tax considerations also apply with respect to foreign investments of these Portfolios. For example, certain foreign exchange gains and losses (including exchange gains and losses on forward currency contracts) realized by the Portfolio will be treated as ordinary income or losses.

State and Local Taxes
         Shares of Pooled Trust are exempt from Pennsylvania county personal property tax.

         INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware"), One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to The Large-Cap Value Equity, The Large-Cap Growth Equity Portfolios, The Core Equity, The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation, and provided sub-advisory services to The Global

Equity Portfolio, subject to the supervision and direction of Board of Trustees of Pooled Trust or, as applicable, Foundation Funds. Delaware International Advisers Ltd. ("Delaware International"), Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes similar services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap Portfolios, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income and provides sub-advisory services to The Diversified Core Fixed Income Portfolio subject to the supervision and direction of Pooled Trust's Board of Trustees.

         Delaware and its predecessors have been managing the funds in the Delaware Investments family since 1938. On October 31, 2000, Delaware and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $43 billion in assets in the various institutional or separately managed (approximately $24,391,600,000) and investment company (approximately $19,123,190,000) accounts.

         The following table contains the dates of the Investment Management Agreements for the Portfolios as well as the dates that they were approved by shareholders.

        Portfolio                                           Date of Agreement        Date Approved by
                                                                                     Shareholders
        The Large-Cap Value Equity Portfolio                December 15, 1999        December 15, 1999*
        The Mid-Cap Growth Equity Portfolio                 December 15, 1999        December 15, 1999*
        The International Fixed Income Portfolio            December 15, 1999        December 15, 1999*
        The International Equity Portfolio                  December 15, 1999        December 15, 1999*
        The Global Fixed Income Portfolio                   December 15, 1999        December 15, 1999*
        The Intermediate Fixed Income Portfolio             December 15, 1999        December 15, 1999*
        The Labor Select International Equity Portfolio     December 15, 1999        December 15, 1999*
        The Real Estate Investment Trust Portfolio          December 15, 1999        December 15, 1999*
        The High-Yield Bond Portfolio                       December 15, 1999        December 15, 1999*
        The Emerging Markets Portfolio                      December 15, 1999        December 15, 1999*
        The Global Equity Portfolio                         December 15, 1999        December 15, 1999*
        The Real Estate Investment Trust Portfolio II       December 15, 1999        December 15, 1999*
        The Aggregate Fixed Income Portfolio                December 15, 1999        December 15, 1999*
        The Diversified Core Fixed Income Portfolio         December 15, 1999        December 15, 1999*
        The Core Equity Portfolio                           December 15, 1999        December 15, 1999*
        The Small-Cap Growth Equity Portfolio               December 15, 1999        December 15, 1999*
        The Small-Cap Value Equity Portfolio                December 15, 1999        December 15, 1999*
        The Balanced Portfolio                              December 15, 1999        December 15, 1999*
        The Equity Income Portfolio                         December 15, 1999        December 15, 1999*
        The Select Equity Portfolio                         December 15, 1999        December 15, 1999*
        The International Small-Cap Portfolio               December 15, 1999        December 15, 1999*
        The Asset Allocation Portfolio                      December 15, 1999        **
        The International Large-Cap Equity Portfolio        December 15, 1999        December 15, 1999*
        The All-Cap Growth Equity Portfolio                 February 28, 2000        March 30, 2000*
        The Large-Cap Growth Equity Portfolio               September 5, 2000        October 30, 2000*


 * Date approved by the initial shareholder
** Will be approved by the initial shareholder prior to commencement of operations.

          The Sub-Advisory Agreement between Delaware International and Delaware for The Global Equity Portfolio is dated December 15, 1999 and was approved by the initial shareholder on December 15, 1999. The Sub-Advisory Agreement between Delaware and Delaware International for The Diversified Core Fixed Income Portfolio is dated December 15, 1999 and was approved by the initial shareholder on December 15, 1999.

         Each Portfolio's Investment Management Agreement has an initial term of two years and may be renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees, as applicable, or by vote of a majority of the outstanding voting securities of the Portfolio, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Pooled Trust or Foundation Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of Pooled Trust or Foundation Funds, as applicable, or by the investment adviser. Each Agreement will terminate automatically in the event of its assignment.

         As compensation for the services to be rendered under their advisory agreements, Delaware or, as relevant, Delaware International is entitled to an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

                Portfolio                                          Rate

      The Large-Cap Value Equity Portfolio                         0.55%
      The Mid-Cap Growth Equity Portfolio                          0.75%
      The International Equity Portfolio                           0.75%
      The Labor Select International Equity Portfolio              0.75%
      The Real Estate Investment Trust Portfolio                   0.75%
      The Real Estate Investment Trust Portfolio II                0.75%
      The Intermediate Fixed Income Portfolio                      0.40%
      The Aggregate Fixed Income Portfolio                         0.40%
      The Global Fixed Income Portfolio                            0.50%
      The International Fixed Income Portfolio                     0.50%
      The High-Yield Bond Portfolio                                0.45%
      The Emerging Markets Portfolio                               1.00%
      The Global Equity Portfolio                                  0.75%(1)
      The Diversified Core Fixed Income Portfolio                  0.43%(1)
      The Asset Allocation Portfolio                               0.05%
      The Small-Cap Growth Equity Portfolio                        0.75%
      The Core Equity Portfolio                                    0.55%
      The Small-Cap Value Equity Portfolio                         0.75%
      The Balanced Portfolio                                       0.55%
      The Equity Income Portfolio                                  0.55%
      The Select Equity Portfolio                                  1.00%
      The International Small-Cap Portfolio                        1.00%
      The International Large-Cap Equity Portfolio                 0.75%
      The All-Cap Growth Equity Portfolio                          0.75%
      The Large-Cap Growth Equity Portfolio                        0.65%

(1) Delaware has entered into sub-advisory agreements with Delaware International with respect to The Global Equity Portfolio and The Diversified Core Fixed Income Portfolio. As compensation for its services as sub-adviser to Delaware, Delaware International is entitled to receive sub-advisory fees equal to 50% of the investment management fees under Delaware's Investment Management Agreement with Pooled Trust on behalf of The Global Equity Portfolio. With respect to The Diversified Core Fixed Income Portfolio, as compensation for Delaware International's services as sub-adviser to Delaware, Delaware International is entitled to receive sub-advisory fees from Delaware an amount equal to the management fee paid to Delaware times a ratio; the numerator of which is the average daily net assets represented by foreign assets and the denominator of which is the average daily net assets of The Diversified Core Fixed Income Portfolio, such amount to be calculated at the same time and measured over the same period as the management fee.

      Delaware, or as applicable Delaware International, has elected to waive that portion, if any of the annual investment advisory fees payable by a particular Portfolio and to pay a Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, the following percentages of average daily net assets from the commencement of operations through October 31, 2001 (unless otherwise noted):

                            Portfolio
       The Large-Cap Value Equity Portfolio                 0.68%
       The Mid-Cap Growth Equity Portfolio                  0.93%
       The International Equity Portfolio                   0.96%
       The Labor Select International Equity Portfolio      0.96%
       The Real Estate Investment Trust Portfolio           0.95%(1)
       The Real Estate Investment Trust Portfolio II        0.86%
       The Intermediate Fixed Income Portfolio              0.53%
       The Aggregate Fixed Income Portfolio                 0.53%
       The Global Fixed Income Portfolio                    0.60%(2)
       The International Fixed Income Portfolio             0.60%(3)
       The High-Yield Bond Portfolio                        0.59%
       The Emerging Markets Portfolio                       1.55%
       The Global Equity Portfolio                          0.96%
       The Diversified Core Fixed Income Portfolio          0.57%
       The Asset Allocation Portfolio                       0.15%
       The Small-Cap Growth Equity Portfolio                0.89%
       The Core Equity Portfolio                            0.68%
       The Small-Cap Value Equity Portfolio                 0.89%
       The Balanced Portfolio                               0.68%
       The Equity Income Portfolio                          0.68%
       The Select Equity Portfolio                          1.20%
       The International Small-Cap Portfolio                1.20%
       The International Large-Cap Equity Portfolio         0.96%
       The All-Cap Growth Equity Portfolio                  0.89%
       The Large-Cap Growth Equity Portfolio                0.80%

(1) With respect to Delaware REIT Fund A Class, Delaware REIT Fund B Class, Delaware REIT Fund C Class, Delaware REIT Fund Institutional Class and the Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Delaware has contracted to waive that portion, if any, of the annual investment advisory fee payable by such classes and to reimburse each class for its expenses to the extent necessary to ensure that the expenses of each class (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions, extraordinary expenses) do not exceed, on an annualized basis, 1.10% as a percentage of average net assets during the period March 1, 2001 through February 28, 2002. From November 11, 1998 through February 28, 2001, expenses were capped at 0.95%. From commencement of operations of the classes through November 11, 1998, expenses were capped at 0.86%.
(2) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The Global Fixed Income Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 1994. Such waiver was modified effective November 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annualized basis, 0.60% through October 31, 2001.
(3) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The International Fixed Income Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through April 30, 1994. Such waiver for The International Fixed Income Portfolio was modified effective May 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annual basis, 0.60% through October 31, 2001.

        Investment management fees incurred for the last three fiscal years with respect to each Portfolio follows:


                              Portfolio                            October 31, 2000     October 31, 1999     October 31, 1998
The Large-Cap Value Equity Portfolio                               $576,428              $767,416 earned     $522,423 earned
                                                                   earned                $767,416 paid       $484,387 paid
                                                                   $497,639 paid         $-0- waived         $38,036 waived
                                                                   $78,789 waived

The Mid-Cap Growth Equity Portfolio                                $55,238 earned        $47,744 earned        $46,880 earned
                                                                   $46,727 paid          $41,153 paid          $-0- paid
                                                                   $8,511 waived         $6,591 waived         $46,880 waived

The International Equity Portfolio                                 $6,204,153            $5,479,870 earned     $4,214,740 earned
                                                                   earned                $5,479,870 paid       $4,214,740 paid
                                                                   $6,204,153 paid       $-0- waived           $-0- waived
                                                                   $-0- waived

The Global Fixed Income Portfolio                                  $2,799,168 earned     $3,243,685 earned     $2,649,961 earned
                                                                   $2,194,549 paid       $3,140,890 paid       $2,527,013 paid
                                                                   $604,619 waived       $102,795 waived       $122,948 waived

The Labor Select International Equity Portfolio                    $831,627              $835,868 earned       $658,651 earned
                                                                   earned                $835,868 paid         $613,775 paid
                                                                   $825,025 paid         $-0- waived           $44,876 waived
                                                                   $6,602 waived

The Real Estate Investment Trust Portfolio                         $582,756              $527,658 earned]      $543,001 earned
                                                                   earned                $367,520 paid         $424,875 paid
                                                                   $430,999 paid         $160,138 waived       $118,126 waived
                                                                   $151,757 waived

The Intermediate Fixed Income Portfolio                            $53,970 earned        $82,482 earned        $119,736 earned
                                                                   $46,302 paid          $34,049 paid          $-0- paid
                                                                   $7,668 waived         $48,433 waived        $119,736 waived

The High-Yield Bond Portfolio                                      $27,120 earned        $89,345 earned        $80,874 earned
                                                                   $-0- paid             $51,895 paid          $51,914 paid
                                                                   $27,120 waived        $37,450 waived        $28,960 waived

The International Fixed Income Portfolio                           $386,689 earned       $467,400 earned       $292,924 earned
                                                                   $313,806 paid         $427,092 paid         $251,150 paid
                                                                   $72,883 waived        $40,308 waived        $41,774 waived

The Emerging Markets Portfolio                                     $1,165,784 earned     $415,408 earned       $431,051 earned
                                                                   $1,165,784 paid       $400,890 paid         $380,298 paid
                                                                   $-0- waived           $14,518 waived        $50,753 waived

The Global Equity Portfolio                                        $25,065 earned        $27,075 earned        $23,131 earned
                                                                   $13,907 paid          $-0- paid             $-0- paid
                                                                   $11,158 waived        $27,075 waived        $23,131 waived

The Real Estate Investment Trust Portfolio II (1)                  $20,134 earned        $40,028 earned       $41,303 earned
                                                                   $4,258 paid           $6,983 paid           $9,936 paid
                                                                   $15,876 waived        $33,045 waived        $31,367 waived

The Aggregate Fixed Income Portfolio (2)                           $28,821 earned        $24,501 earned        $6,901 earned
                                                                   $28,142 paid          $19,035 paid          $-0- paid
                                                                   $679 waived           $5,466 waived         $6,901 waived

                              Portfolio                            October 31, 2000     October 31, 1999     October 31, 1998
The Diversified Core Fixed Income Portfolio (2)                    $20,287 earned        $14,244 earned        $11,289 earned
                                                                   $17,399 paid          $5,405 paid           $-0- paid
                                                                   $2,888 waived         $8,839 waived         $11,289 waived

The Core Equity Portfolio (3)                                      $11,907 earned        $13,497 earned        $1,360 earned
                                                                   $4,703 paid           $-0- paid             $-0- paid
                                                                   $7,204 waived         $13,497 waived        $1,360 waived

The Small-Cap Growth Equity Portfolio (3)                          $155,739 earned       $35,053 earned        $2,815 earned
                                                                   $151,177 paid         $20,944 paid          $-0- paid
                                                                   $4,562 waived         $14,109 waived        $2,815 waived

The Small-Cap Value Equity Portfolio (4)                           $15,714 earned        $9,476 earned         N/A
                                                                   $8,379 paid           $5,045 paid
                                                                   $7,335 waived         $4,431 waived
The Asset Allocation Portfolio (11)                                N/A                   N/A                   N/A

The Balanced Portfolio (6)                                         $932,544 earned       $408,062 earned       N/A
                                                                   $829,219 paid         $368,365 paid
                                                                   $103,325 waived       $39,697 waived

The Equity Income Portfolio (6)                                    $622,977 earned       $272,081 earned       N/A
                                                                   $550,914 paid         $243,201 paid
                                                                   $72,063 waived        $28,880 waived

The Select Equity Portfolio (5)                                    $25,101 earned        $9,455 earned         N/A
                                                                   $12,575 paid          $4,928 paid
                                                                   $12,526 waived        $4,527 waived

The International Small-Cap Portfolio (7)                          $29,814 earned        $7,915 earned         N/A
                                                                   $25,295 paid          $7,647 paid
                                                                   $4,519 waived         $268 waived

The International Large-Cap Equity Portfolio (8)                   $19,374 earned        N/A                   N/A
                                                                   $8,531 paid
                                                                   $10,843 waived

The All-Cap Growth Equity Portfolio (9)                            $42,497 earned        N/A                   N/A
                                                                   $31,143 paid
                                                                   $12,354 waived

The Large-Cap Growth Equity Portfolio (10)                         N/A                   N/A                   N/A

(1) Commenced operations on November 4, 1997.                (7)  Commenced operations on July 20, 1999.

(2) Commenced operations on December 29, 1997.               (8)  Commenced operations on December 14, 1999.

(3) Commenced operations on September 15, 1998.              (9)  Commenced operations on March 31, 2000.

(4) Commenced operations on March 29, 1999.                  (10) Commenced operations on October 31, 2000.

(5) Commenced operations on June 29, 1999.                   (11) Has not commenced operations as of the date of this Part B.

(6) Commended operations on June 30, 1999.

         On October 31, 2000, the total net assets of Pooled Trust were $1,726,804,792 broken down as follows:

        The Large-Cap Value Equity Portfolio                     $ 82,881,844
        The Mid-Cap Growth Equity Portfolio                      $  6,506,329
        The International Equity Portfolio                       $545,666,648
        The Global Fixed Income Portfolio                        $389,290,004
        The Labor Select International Equity Portfolio          $ 89,813,890
        The Real Estate Investment Trust Portfolio               $ 94,058,970
        The Real Estate Investment Trust Portfolio II .          $  2,160,640
        The Intermediate Fixed Income Portfolio                  $  7,995,446
        The High-Yield Bond Portfolio                            $  1,887,679
        The Emerging Markets Portfolio                           $114,978,432
        The Global Equity Portfolio                              $  3,286,853
        The International Fixed Income Portfolio                 $ 50,389,114
        The Diversified Core Fixed Income                        $  7,723,579
        The Core Equity Portfolio                                $  2,031,307
        The Aggregate Fixed Income Portfolio                     $  7,275,092
        The Small-Cap Growth Equity Portfolio                    $ 37,645,491
        The Small-Cap Value Equity                               $  2,254,088
        The Balanced Portfolio                                   $150,937,215
        The Equity Income Portfolio                              $106,979,523
        The Select Equity Portfolio                              $  2,057,831
        The International Small-Cap Portfolio                    $  2,960,566
        The International Large-Cap Equity Portfolio             $  2,885,579
        The All-Cap Growth Equity Portfolio                      $ 13,138,663
        The Large-Cap Growth Equity Portfolio                    $  2,000,009

         Delaware and Delaware International are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH").

         Except for the expenses borne by the investment advisers under their respective Investment Management Agreements and the distributor under the Distribution Agreements, each Portfolio is responsible for all of its own expenses. Among others, these expenses include each Portfolio's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service
         The Distributor is located at 2005 Market Street, Philadelphia, PA 19103 and serves as the national distributor for each Portfolio under separate Distribution Agreements dated as follows:

     The Large-Cap Value Equity Portfolio                     December 15, 1999
     The Mid-Cap Growth Equity Portfolio                      December 15, 1999
     The Intermediate Fixed Income Portfolio                  December 15, 1999
     The International Equity Portfolio                       December 15, 1999
     The Global Fixed Income Portfolio                        December 15, 1999
     The International Fixed Income Portfolio                 December 15, 1999
     The Real Estate Investment Trust Portfolio               December 15, 1999
     The Labor Select International Equity Portfolio          December 15, 1999
     The High-Yield Bond Portfolio                            December 15, 1999
     The Emerging Markets Portfolio                           December 15, 1999
     The Global Equity Portfolio                              December 15, 1999
     The Real Estate Investment Trust Portfolio II            December 15, 1999
     The Aggregate Fixed Income Portfolio                     December 15, 1999
     The Diversified Core Fixed Income Portfolio              December 15, 1999
     The Asset Allocation Portfolio                           December 15, 1999
     The Small-Cap Growth Equity Portfolio                    December 15, 1999
     The Core Equity Portfolio                                December 15, 1999
     The Small-Cap Value Equity Portfolio                     December 15, 1999
     The Balanced Portfolio                                   December 15, 1999
     The Equity Income Portfolio                              December 15, 1999
     The Select Equity Portfolio                              December 15, 1999
     The International Small-Cap Portfolio                    December 15, 1999
     The International Large-Cap Equity Portfolio             December 15, 1999
     The All-Cap Growth Equity Portfolio                      February 28, 2000
     The Large-Cap Growth Equity Portfolio                    September 5, 2000

         The Distributor is an affiliate of the investment advisers and bears all of the costs of promotion and distribution.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of DDLP, Delaware and Delaware International, serves as the Fund's sub-distributor, with respect to The Real Estate Investment Trust Portfolio, pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of the Portfolio's shares through insurance company sponsors, brokers, dealers and other financial intermediaries. The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives promotional allowances from insurance companies that sponsor annuity products that include the Portfolio as an investment option.

         Delaware Service Company, Inc., an affiliate of Delaware, is Pooled Trust's shareholder servicing, dividend disbursing and transfer agent for each Portfolio pursuant to an Amended and Restated Shareholders Services Agreement dated September 5, 2000. Delaware Service Company, Inc. also provides accounting services to the Portfolio pursuant to the terms of a separate Fund Accounting Agreement. Delaware Service Company, Inc.'s principal business address is
2005 Market Street, Philadelphia, PA 19103. It is also an indirect, wholly owned subsidiary of DMH.

         The Portfolios have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios. For purposes of pricing, a Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

                              OFFICERS AND TRUSTEES

         The business and affairs of Pooled Trust and Foundation Funds are managed under the direction of its Board of Trustees.

         As of January 31, 2001, no one account held 25% or more of the outstanding shares of Pooled Trust or Foundation Funds. As of January 31, 2001, the Trustees and officers of Pooled Trust, as a group, owned less than 1% of the outstanding shares of The Real Estate Investment Trust Portfolio; they did not hold shares of any of the other Portfolios. As of January 31, 2001, the trustees and officers of Foundation Funds did not hold any shares of the Portfolios.

         As of January 31, 2001, management believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio. Management has no knowledge of beneficial ownership.

DELAWARE POOLED TRUST:

Portfolio                              Name and Address of Account                      Share Amount        Percentage
The Large-Cap Value Equity Portfolio   Northern Trust Company                           930,478.350           17.84%
                                       PHH Group 22-30049
                                       P.O. Box 92956
                                       Chicago, IL 60675-2956

                                       Mac & Co.                                        813,576.620           15.59%
                                       A/C LNFF5033902
                                       Mutual Funds Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA  15230-3198

                                       Commerce Bank of Kansas City                     440,653.920            8.44%
                                       Trustee Burns & McDonnell Employee
                                       Stock Ownership Plan
                                       P.O. Box 419248  Mail Stop TBMZ-6
                                       Kansas City, MO 64141-6248

                                       Strafe & Co                                      422,259.430            8.04
                                       For Consolidated Products
                                       Profit Sharing Plan
                                       P.O. Box 160
                                       Westerville, OH 43086-0160

                                       Cherrytrust & Co.                                410,471.930            7.87%
                                       FBO Colorado Open Shop
                                       Employers Pension Trust
                                       c/o The Bank of Cherry Creek NA
                                       3033 E. First Avenue
                                       Denver, CO 80206-5617

Portfolio                              Name and Address of Account                        Share Amount      Percentage
                                       AMSOUTH Bank                                        311,301.520         5.96%
                                       Trustee FBO Lloyd Noland Foundation
                                       Retirement Plan
                                       Attn: Trust Operations-Mutual Funds
                                       P.O. Box 11426
                                       Birmingham, AL 35202-1426

                                       NCSC Staff  Pension Plan                            287,379.400         5.51%
                                       Defined Benefit
                                       8403 Colesville Rd, Suite 200
                                       Silver Spring, MD 20910-6322

                                       Fleet National Bank                                 272,228.090         5.21%
                                       Customer ITO Pension Plan
                                       P.O. Box 92800
                                       Rochester, Ny 14692-8900

The Mid-Cap Growth Equity Portfolio    Crestar Bank                                        753,305.640        54.87%
                                       Cust the College of William and Mary
                                       P.O. Box 105870-CTR3144
                                       Atlanta, GA 30348-5870

                                       NCSC Staff Pension Plan                             371,221.190        27.04%
                                       Defined Benefit
                                       8403 Colesville Rd. Ste 1200
                                       Silver Spring, MD  20910-6322

                                       Pace Local 2-286                                     92,967.720         6.77%
                                       Severence/401K Plan
                                       410 N. 8th Street
                                       Philadelphia, PA  19123-3903

The International Equity Portfolio     Mac & Co.                                         3,172,240.990         8.43%
                                       A/C #AMKF0928082
                                       Attn: Mutual Funds Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA  15230-3198

                                       Bankers Trust Co.                                 2,706,979.790         7.19%
                                       FBO Watson Wyatt Pension -191823
                                       Bankers Trust Company
                                       P.O. Box 9014
                                       Church Street Station
                                       New York, NY   10008

Portfolio                              Name and Address of Account                       Share Amount      Percentage
                                       Mac & Co                                          2,133,044.770         5.66%
                                       A/C # ANNF00927972
                                       P.O. Box 3198
                                       Pittsburgh, PA  15230-3198

                                       First Union National Bank                         2,048,541.630         5.44%
                                       FBO Lehigh County Acc# 1546002562
                                       1525 West Wt Harris Blvd
                                       CHG 3C4 NC-1151
                                       Charlotte, NC  28262-8522

The Intermediate Fixed Income          Crestar Bank                                        345,525.630        41.71%
Portfolio                              Cust The College of William and Mary
                                       Attn: AC 70061007013873
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870

                                       Byrd & Co                                           190,887.860        23.04%
                                       c/o First Union National Bank
                                       Mutual Funds Div. Processing PA 4905
                                       530 Walnut Street
                                       Philadelphia, PA 19106-3620

                                       Fleet National Bank Trustee                         150,650.400        18.18%
                                       FBO International Terminal
                                       Operating Pension
                                       Attn: 50502918
                                       P.O. Box 92800
                                       Rochester, NY 14692-8900

                                       First Union National Bank                            72,794.730         8.78%
                                       FBO Philadelphia Marine Trade Association
                                       Pension Plan #1541050387
                                       1525 West WT Harris Blvd. CMG 1151
                                       Charlotte, NC 28262-8522

The Global Fixed Income Portfolio      Public School Retirement System of the City       7,356,204.310        22.89%
                                       of St. Louis
                                       One Mercantile Center
                                       Suite 2607
                                       St. Louis, MO 63101-1643

Portfolio                              Name and Address of Account                       Share Amount       Percentage
                                       The Hitchcock Alliance                            3,187,312.930         9.91%
                                       Master Investment Program of
                                       Pooled Investment Accounts
                                       Attn: S.G. Shaw - B3L5 PHY SERV
                                       1 Medical Center Drive
                                       Lebanon, NH 03756-0001

                                       Bost & Co                                         2,258,344.890         7.02%
                                       A/C RTCF 9526002
                                       Mutual Funds Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA  15230-3198

                                       Standex International Corp                        1,673,813.480         5.20%
                                       Retirement Plans Trust
                                       6 Manor PKWY
                                       Salem, NH  03079-2897

The International Fixed Income         Montgomery County Public Schools                  3,335,041.110        43.74%
Portfolio                              Employee's Pension & Retirement System
                                       850 Hungerford Dr. Rm 154
                                       Rockville, MD  20850-1718

                                       Fleet National Bank                               1,427,780.500        18.73%
                                       FBO Hartford Foundation for Public Giving
                                       Attn: 0006294310
                                       P.O Box 92800
                                       Rochester, NY  14692-8900

                                       Comerica Bank Trustee                             1,326,964.340        17.40%
                                       Oakwood Pension Plan
                                       P.O. Box 75000 M/C #3446
                                       Detroit, MI 48275-0001

                                       Brockton Retirement Board                         1,242,632.460        16.30%
                                       15 Christys Drive
                                       Brocton, MA  02301-1813

The Labor Select International         Maritime Association ILA                          2,351,173.450        33.99%
Equity Portfolio                       Pension Fund
                                       11550 Fuqua St Ste 425
                                       Houston, TX 77034-4597

                                       Carpenters' Pension Fund of                         982,055.150        14.19%
                                       Western Pennsylvania
                                       495 Mansfield Avenue
                                       Pittsburgh, PA 15205-4376

Portfolio                              Name and Address of Account                        Share Amount      Percentage
                                       IUE AFL-CIO Pension Fund                            862,445.180        12.47%
                                       1460 Broad Street
                                       Bloomfield, NJ 07003-3014

                                       Local 25 SEIU and Participating Employers           712,272.900        10.29%
                                       Pension Trust
                                       111 West Jackson Blvd  Suite 2102
                                       Chicago, IL 60604-3503

                                       Inlandboatmen's Union of the                        572,108.390         8.27%
                                       Pacific National Pension Plan
                                       1220 SW Morrison Street, Suite 300
                                       Portland, OR 97205-2222

                                       Twin City Floor Covering Industry                   450,231.60          6.50%
                                       Zenith Administrators
                                       7645 Metro Blvd
                                       Minneapolis, MN 55439-3060

The High-Yield Bond Portfolio          Mac & Co LCWF 07802802                              271,828.550        53.86%
                                       Mutual Funds Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA 15320-3198

                                       Melhorn & Co. FBO Shopmen's                          98,555.500        19.52%
                                       Iron Workers' Union #502 Pension Fund
                                       c/o PNC Bank
                                       1600 Market Street
                                       Lower Level 2
                                       Philadelphia, PA 19103-7240

                                       Trust Seven Hundred Thirty                           67,153.760        13.30%
                                       U/A/D 4/2/94
                                       c/o TCS Group, L.L.C.
                                       1200 Shermer Road Suite 212
                                       Northbrook, IL 60062-4564

                                       Trust Four Hundred Thirty                            67,153.760        13.30%
                                       U/A/D 4/2/94
                                       c/o TCS Group, L.L.C.
                                       1200 Shermer Road Suite 212
                                       Northbrook, IL 60062-4564

The Emerging Markets Portfolio         Northern Trust                                   13,414,218.850        74.51%
                                       FBO ILT 14
                                       Attn: Christine Farrell
                                       50 S La Salle Street
                                       Chicago, IL 60675-0001

Portfolio                              Name and Address of Account                        Share Amount      Percentage
                                       Conagra Master Pension Trust                      1,766,098.220         9.81%
                                       One Conagra Drive
                                       Omaha, NE 68102-5094

                                       Burlington Northern Santa Fe                      1,079,160.390         5.99%
                                       Retirement Plan
                                       Attn: Blaine A. Mineman
                                       1700 E. Golf Rd.
                                       Schaumburg, IL  60173-5084

The Small-Cap Growth Equity            Lincoln National Life Insurance Company             390,927.470        17.32%
Portfolio                              1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3506

                                       Strafe and Co                                       356,723.400        15.80%
                                       FBO TD Williamson
                                       Delaware Bin #7000527701
                                       P.O. Box 160
                                       Westerville, OH  43086-0160

                                       First Union Portfolio Strategies Omnibus            312,337.600        13.83%
                                       1525 West WT Harris Blvd
                                       Charlotte, NC  28262-8522

                                       Wells Fargo Bank of Minnesota                       211,308.580         9.36%
                                       FBO Hazeldon Investment
                                       Mutual Fund A/C #12587305
                                       P.O. Box 1533
                                       Minneapolis, MN 55480-1533

                                       LaCrosse and Company                                204,953.050         9.08%
                                       311 Main Street
                                       LaCrosse, WI  54601-3251

                                       Wells Fargo Bank MN NA TTEE                         177,594.990         7.86%
                                       North Country Gen FD (13363010)
                                       P.O. Box  1533
                                       Minneapolis, MN  55480-1533

                                       Wells Fargo Bank Minnesota NA                       130,098.840         5.76%
                                       FBO Hazelden Endowment
                                       A/C #12587304
                                       P.O. Box 1533
                                       Minneapolis, MN 55480-1533

Portfolio                              Name and Address of Account                        Share Amount      Percentage
                                       Amsouth Bank TTEE                                   117,823.940         5.22%
                                       David Lipscomb University
                                       P.O. Box 12365
                                       Birmingham, AL  3530-2-2365

The Core Equity Portfolio              Lincoln National Life Insurance Company             239,962.980        99.99%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3506

The Small-Cap Value Equity             Lincoln National Life Insurance Company             246,761.430        99.99%
Portfolio                              1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3506

The Select Equity Portfolio            Lincoln National Life Insurance Company             264,909.280        99.99%
                                       1300 S Clinton Street
                                       Fort Wayne, IN 46802-3518

The Balanced Portfolio                 Wilmington Trust Company CUST                    17,927,424.520         89.03
                                       Savings Plan - Employees &
                                       Partners of  Price Waterhouse
                                       Coopers LLP
                                       A/C#50084-5 c/o Mutual Funds
                                       P.O. Box 8882
                                       Wilmington, DE  19899-8882

                                       Wilmington Trust Company CUST                     1,187,065.910         5.89%
                                       Retirement Benefit Accum
                                       Plan for PriceWater Coopers LLP
                                       A/C #50078-5 c/o Mutual Funds
                                       P.O. Box 8882
                                       Wilmington, DE 19899-8882

                                       Wilmington Trust Company CUST                     1,020,962.190         5.07%
                                       Profit Sharing Plan
                                       Partners of PriceWaterhouse Coopers LLP
                                       A/C #50081-5 c/o Mutual Funds
                                       P.O. Box 8882
                                       Wilmington, DE 19899-8882

The Equity Income Portfolio            Wilmington Trust Company CUST                     8,649,657.110        58.88%
                                       Savings Plan - Employees & Partners
                                       of PriceWaterhouse Coopers LLP
                                       #50084-5 c/o Mutual Funds
                                       P.O.  Box 8882
                                       Wilmington, DE 19899-8882

Portfolio                              Name and Address of Account                        Share Amount      Percentage
                                       Wilmington Trust Company CUST                     3,720,960.250        25.33%
                                       Savings Plan - Employees & Partners
                                       of PriceWaterhouse Coopers LLP
                                       A/C #50078-5 c/o Mutual Funds
                                       P.O. Box 8882
                                       Wilmington, DE 19899-8882

                                       Wilmington Trust Company CUST                     2,318,937.290        15.78%
                                       Savings Plan - Employees & Partners
                                       of PriceWaterhouse Coopers LLP
                                       A/C #50081-5 c/o Mutual Funds
                                       P.O. Box 8882
                                       Wilmington, DE 19899-8882

The International Small-Cap            Lincoln National Life Insurance Company             396,516.620        99.99%
Portfolio                              1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The International Large-Cap Equity     Lincoln National Life Insurance Company             359,376.150        99.99%
Portfolio                              1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The All-Cap Growth Equity Portfolio    Operating Engineers Local 37                        595,947.560        36.54%
                                       Pension Fund
                                       5901 Harford Rd., Suite C
                                       Baltimore, MD 21214-1846

                                       Bost & Co A/C UFCF 9287002                          455,526.570        27.93%
                                       Mutual Funds Operations
                                       P.O. Box  3198
                                       Pittsburgh, PA 15230-3198

                                       Lincoln National Life Insurance Company             294,117.650        18.03%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN  46802-3518

                                       Operating Engineers Local 37                        285,308.650        17.49%
                                       Severance and Annuity Fund
                                       5901 Harford Rd., Suite C
                                       Baltimore, MD  21214-1846

The Large-Cap Growth Equity            Lincoln National Life Insurance Company             235,790.780        99.99%
Portfolio                              1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

Portfolio                              Name and Address of Account                        Share Amount      Percentage
The Global Equity Portfolio            Lincoln National Life Insurance Company             394,929.810        99.99%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

Delaware REIT Fund A Class             Charles Schwab & Co., Inc.                          739,220.170        26.17%
                                       Special Custody Account for the Excl.
                                       Benefits of Customers
                                       Attn: Mutual Funds
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122

Delaware REIT Fund B Class             MLPF &S For the sole                                214,308.490        16.70%
                                       Benefit of its Customers
                                       Attn: Fund Administration-SEC#97SR7
                                       4800 Deer Lake Drive E 2nd Fl.
                                       Jacksonville, FL 32246-6484

Delaware REIT Fund C Class             MLPF &S for the sole benefit of its                  41,337.480         6.69%
                                       customers
                                       Attn: Fund Administrator - SEC #97SR9
                                       4800 Deer Lake Dr. E, 2nd Floor
                                       Jacksonville, FL  32246-6484

Delaware REIT Fund Institutional       RS DMC Employee Profit Sharing Plan                 100,162.350        76.34%
Class                                  Delaware Management Company
                                       Employee Profit Sharing Trust
                                       c/o Rick Seidel
                                       1818 Market Street
                                       Philadelphia, PA 19103

                                       Chase Manhattan Bank C/F                             31,035.550        23.65%
                                       Delaware Group Foundation Funds-
                                       Income Portfolio
                                       Attn: Marisol Gordan-Global Inv. Serv.
                                       3 Metrotech Center, 8th Floor
                                       Brooklyn, NY 11201-3800

The Real Estate Investment Trust       Lincoln National Life Insurance Company           1,367,519.020        68.60%
Portfolio Class                        1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

                                       American States Insurance Company                   625,797.400        31.39%
                                       500 N. Meridian Street
                                       Indianapolis, IN 46802-1275

Portfolio                              Name and Address of Account                        Share Amount      Percentage
The Real Estate Investment Trust       Mckinsey Master Retirement Trust                    213,362.490        59.89%
Portfolio II                           McKinsey & CO Inc.
                                       C/O Alex Cabe
                                       114 West 47th St, 20th Fl.
                                       New York, NY 10036-1525

                                       Lincoln National Life Insurance Company             142,868.800        40.10%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The Aggregate Fixed Income Portfolio   NCSC Staff Pension Plan                             551,524.910        63.06%
                                       Defined Benefit
                                       8403 Colesville Road, Suite 1200
                                       Silver Spring, MD 20910-6322

                                       Lincoln National Life Insurance Company             270,657.110        30.94%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3506

                                       NCSC Contract Employees Pension Plan                 52,347.560         5.98%
                                       Defined Contribution
                                       8403 Colesville Road, Suite 1200
                                       Silver Spring, MD 20910-6322

The Diversified Core Fixed Income      Pace Local 2-286                                    492,814.080        52.74%
Portfolio                              Severance/401(k) Plan
                                       410 N 8th St.
                                       Philadelphia, PA 19123-3403

                                       Lincoln National Life Insurance Company             441,568.200        47.25%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3506

Income Portfolio A Class               DMTC RS 401(k)                                    2,084,894.990        95.54%
                                       Hoag Memorial Hospital Savings Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638

Portfolio                              Name and Address of Account                        Share Amount      Percentage
Income Portfolio B Class               NFSC FEBO #OKS-998419                               15,058.110         34.11%
                                       NFSC/FMTC IRA Rollover
                                       FBO Jonathan J. Williams
                                       1122 Sinclair Way
                                       Roseville, CA 95747-5814

                                       NFSC FEBO #BWD-014184                                 7,326.670        16.60%
                                       Leslie R. Brown
                                       227 Sunrise Rim Road
                                       Nampa, ID 83686-8325

                                       Sylvia E. Hetrick                                     5,022.160        11.37%
                                       324 W Logan Street, Apt. 218
                                       Caldwell, ID 83605-4799

                                       Prudential Securities, Inc., FBO                      4,302.030         9.74%
                                       Mr. Arthur L. Harbin
                                       IRA Rollover Dtd. 6/23/98
                                       725 W. 104th Street
                                       Los Angeles, CA  90044-4405

                                       NFSC FEBO #BQ7-019119                                 2,508.360         5.68%
                                       R James Benninghoff
                                       5601 Coldwater Road
                                       Fort Wayne, IN 46825-5450

Income Portfolio C Class               David L. Stoner &                                     3,703.400        19.18%
                                       Janice F. Stoner JTWROS
                                       3207 Bowman Rd.
                                       Landisville, PA 17538-1830

                                       Irvin B. Horst and Janis A. Horst JTWROS              3,080.400        15.96%
                                       33 North Millbach Road
                                       Newmanstown, PA 17073-9127

                                       H. Dale Zimmermann                                    2,507.930        12.99%
                                       Norma J. Zimmermann JTWROS
                                       775 Stone Hill Road
                                       Shoemakersville, PA  19555-9046

                                       Donald G. Livengood and                               1,657.950         8.59%
                                       Dorothy J. Livengood  TEN ENT
                                       1714 Windy Hill Road
                                       Lancaster,  PA  17602-1352

Portfolio                              Name and Address of Account                        Share Amount      Percentage
                                       DMTC Custodian for the IRA of                         1,476.740         7.65%
                                       Amos A. Bricker
                                       2754 Mount Pleasant Road
                                       Mount Joy, PA 17552-8728

Income Portfolio Institutional Class   RS 401K Plan                                          9,759.650        41.42%
                                       Iron Works Local#420
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638

                                       Delaware Management Business TR-DIA                   6,799.780        28.86%
                                       Attn: Joseph Hastings
                                       1818 Market Street, 16th Floor
                                       Philadelphia, PA  19103- 3645

                                       RS DMTC 401(k) Plan                                   6,181.790        26.24%
                                       United Subcontractors 401(k) Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638

Balanced Portfolio A Class             RS DMTC 401(k)                                    1,370,521.670        45.61%
                                       Hoag Memorial Hospital Savings Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638

                                       RS DMTC Money Purchase Plan                         933,484.620        31.06%
                                       Visiting Nurse Service System, Inc.
                                       Money Purchase Plan
                                       Attn: Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

Balanced Portfolio B Class             Prudential Securities Inc. FBO                       12,551.730         8.65%
                                       Mrs. Katheryne E. Ingle
                                       403 B DTD 02/12/1999
                                       209 Albany ST
                                       San Antonio, TX  78209-4623

                                       FISERV SECURITIES, INC.                               9,956.080         6.86%
                                       FAO 4502119
                                       Attn: Mutual Funds Department
                                       One Commerce Square
                                       2005 Market Street, Suite 1200
                                       Philadelphia, PA 19103-7084

Portfolio                              Name and Address of Account                        Share Amount      Percentage
                                       FISERV SECURITIES, INC.                               8,690.360         5.99%
                                       FAO 50279679
                                       Attn: Mutual Funds Department
                                       One Commerce Square
                                       2005 Market Street, Suite 1200
                                       Philadelphia, PA 19103-7084

                                       Sara A. Anthony                                       8,132.270         5.60%
                                       RR 3 Box 137
                                       Kunkletown, PA 18058-9521

Balanced Portfolio C Class             DMTC C/F The Rollover IRA of                          8,745.670         8.61%
                                       Joan F. Sylvander
                                       1757 E. 26th St.
                                       Brooklyn, NY  11229-2405

                                       DMTC C/F The Rollover IRA of                          7,031.650         6.92%
                                       Catherine A. Horch
                                       133 Henry St., Apt. 8
                                       Brooklyn, NY  11201-2250

                                       RS DMTC 401(k) Plan                                   5,697.480         5.60%
                                       GENFED Federal Credit Union
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       Paul K. Graybill & Grace H. Graybill                  5,430.760         5.34%
                                       Ten Ent
                                       4 Bomberger Road
                                       Lititz, PA  17543-9510

                                       Anne S. Hershbell                                     5,330.520         5.24%
                                       732 Kenmor Rd.
                                       Amherst, VA 24521-3222

                                       DMTC C/F The Rollover IRA of                          5,323.460         5.24%
                                       Josephine Benfatti
                                       2017 Kimball St.
                                       Brooklyn, NY  11234-5021

Balanced Portfolio Institutional       RS 401(k) Plan                                       18,775.990        27.24%
Class                                  Iron Workers Local 420
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

Portfolio                              Name and Address of Account                        Share Amount      Percentage
                                       RS DMTC 401(k) Plan
                                       Money Foods Inc 401(k) Plan                          14,032.900        20.36%
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       RS DMTC 401(k) Plan                                  10,601.620        15.38%
                                       United Subcontractors 401(k) Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       RS DMTC  MPP Plan                                     8,931.980        12.96%
                                       Southwest Graphics MPP Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       RS DMTC 401(k) Plan                                   8,153.000        11.82%
                                       Southwest Graphics
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       Delaware Management Business TR-DIA                   6,664.410         9.66%
                                       Attn:  Joseph Hastings
                                       1818 Market Street, 16th Fl.
                                       Philadelphia, PA  19103-3691

Growth Portfolio A Class               RS DMTC 401(k) Plan                                 793,979.670        60.83%
                                       Hoag Memorial Hospital Savings Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638

                                       RS DMTC 401(k) Plan                                  84,911.550         6.50%
                                       Bottcher America Corp.
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638


Portfolio                              Name and Address of Account                        Share Amount      Percentage
                                       RS DMTC 401(k)
                                       Visiting Nurse Service System Inc.                   76,438.580          5.85
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia,  PA  19103-3638

Growth Portfolio B Class               DMTC C/F the Rollove r IRA of                        22,164.530         8.89%
                                       Louis E. Meador
                                       1301 Camden Place
                                       Lawrenceville, GA 3 0043-5206

Growth Portfolio C Class               RS DMTC 401(k) Plan                                  14,058.670        13.45%
                                       AT&A Trucking 401(k) Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638

                                       NFSC FEBO #BWD-018791                                 7,202.930         6.89%
                                       Velteen C. Durrant
                                       L. Joel Durrant
                                       2390 E 3775 N
                                       Filer, ID 83328-5563

                                       RS DMTC 401(k) Pla n                                  6,678.380         6.39%
                                       Warren S. Kurnick, M.D., 401(k) Plan
                                       Attn: Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       RS DMTC 401(k) Plan                                   5,857.120         5.60%
                                       L.L. Baumunk & Son
                                       Attn: Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       RS DMTC 401(k) Plan                                   5,590.770         5.34%
                                       GENFED Federal Credit Union
                                       Attn: Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       RS DMTC 401(k) Plan                                   5,487.010         5.25%
                                       American Independent INS Co
                                       Attn: Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638


Portfolio                              Name and Address of Account                        Share Amount      Percentage
Growth Portfolio Institutional Class   S DMTC 401(k) Plan                                   16,127.640        40.31%
                                       United Subcontractors 401(k) Plan
                                       Attn: Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638

                                       RS 401(k) Plan                                       12,683.360        31.70%
                                       Iron Workers Local 420
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       Delaware Management Business TR-DIA                   6,762.680        16.90%
                                       Attn:  Joseph Hastings
                                       1818 Market Street, 16th Fl.
                                       Philadelphia, PA  19103-3638

                                       RS Money Purchase Pension                             2,786.190         6.96%
                                       IATSE Atlanta Annuity Trust Fund
                                       Attn: Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Certain officers and trustees of Pooled Trust and Foundation Funds hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Pooled Trust and Foundation Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.

*Charles E. Haldeman (52)                  Chairman and Trustee/Director of
                                           Pooled Trust, Foundation Funds and 23
                                           other investment companies in the
                                           Delaware Investments family

                                           Chief Executive Officer of Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Delaware General Management, Inc. and
                                           Vantage Investment Advisers (a series
                                           of Delaware Management Business
                                           Trust)

                                           President, Chief Executive Officer
                                           and Director of Delaware Management
                                           Holdings, Inc. and Lincoln National
                                           Investment Companies

                                           Chief Executive Officer and Director
                                           of DMH Corp., Delvoy, Inc., Delaware
                                           Management Company, Inc. and Delaware
                                           International Holdings Ltd.

                                           Chief Executive Officer and Trustee
                                           of Delaware Management Business Trust

                                           Director of Delaware Service Company,
                                           Inc. , Delaware Capital Management,
                                           Inc., Retirement Financial Services,
                                           Inc. and Delaware Distributors, Inc.

                                           Chairman and Director of Delaware
                                           International Advisers Ltd.

                                           President and Chief Executive Officer
                                           of Delaware Lincoln Cash Management
                                           (a series of Delaware Management
                                           Business Trust) and Delaware Lincoln
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)

                                           Before joining Delaware Investments
                                           in 2000, Mr. Haldeman was President,
                                           Chief Operating Officer and Director
                                           at United Asset Management from March
                                           1998 to January 2000. Prior to that,
                                           Mr. Haldeman was Director and Partner
                                           for Cooke and Bieler, Inc. from June
                                           1974 to March 1998.

----------------------
* Trustee affiliated with the Portfolio's investment manager and considered an "interested person" as defined in the 1940 Act.

*David K. Downes (61)                      President, Chief Executive Officer,
                                           Chief Financial Officer and
                                           Trustee/Director of Pooled Trust,
                                           Foundation Funds and the other 31
                                           investment companies in the Delaware
                                           Investments family

                                           President and Director of Delaware
                                           Management Company, Inc.

                                           President of Delaware Management
                                           Company (a series of Delaware
                                           Management Business Trust)

                                           President, Chief Executive Officer
                                           and Director of Delaware Capital
                                           Management, Inc.

                                           Chairman, President, Chief Executive
                                           Officer and Director of Delaware
                                           Service Company, Inc., Delaware
                                           Management Trust Company and
                                           Retirement Financial Services, Inc.

                                           President, Chief Operating Officer,
                                           Chief Financial Officer and Director
                                           of Delaware International Holdings
                                           Ltd.

                                           President, Chief Operating Officer
                                           and Director of Delaware General
                                           Management, Inc.

                                           Executive Vice President, Chief
                                           Operating Officer, Chief Financial
                                           Officer of Delaware Management
                                           Holdings, Inc., Delaware
                                           Distributors, L.P., Founders CBO
                                           Corporation, Delaware Investment
                                           Advisers (a series of Delaware
                                           Management Business Trust) and
                                           Vantage Investment Advisers (a series
                                           of Delaware Management Business
                                           Trust)

                                           Executive Vice President, Chief
                                           Operating Officer, Chief Financial
                                           Officer and Trustee of Delaware
                                           Management Business Trust

                                           Executive Vice President, Chief
                                           Operating Officer, Chief Financial
                                           Officer and Director of DMH Corp.,
                                           Delaware Distributors, Inc., Founders
                                           Holdings, Inc., Delvoy, Inc. and
                                           Lincoln National Investment
                                           Companies, Inc.

                                           Director of Delaware International
                                           Advisers Ltd.

                                           Executive Vice President of Delaware
                                           Lincoln Cash Management (a series of
                                           Delaware Management Business Trust)

                                           During the past five years, Mr.
                                           Downes has served in various
                                           executive capacities at different
                                           times within the Delaware
                                           organization.

----------------------
* Trustee affiliated with the Portfolio's investment manager and considered an "interested person" as defined in the 1940 Act.

Walter P. Babich (73)                      Trustee/Director of Pooled Trust,
                                           Foundation Funds and the other 31
                                           investment companies in the Delaware
                                           Investments family

                                           460 North Gulph Road, King of
                                           Prussia, PA 19406

                                           Board Chairman, Citadel Constructors,
                                           Inc.

                                           From 1986 to 1988, Mr. Babich was a
                                           partner of Irwin & Leighton and from
                                           1988 to 1991, he was a partner of I&L
                                           Investors.

John H. Durham (63)                        Trustee/Director of Pooled Trust,
                                           Foundation Funds and the other 31
                                           investment companies in the Delaware
                                           Investments family

                                           Private Investor

                                           P.O. Box 819, Gwynedd Valley, PA
                                           19437

                                           Mr. Durham served as Chairman of the
                                           Board of each fund in the Delaware
                                           Investments family from 1986 to 1991;
                                           President of each fund from 1977 to
                                           1990; and Chief Executive Officer of
                                           each fund from 1984 to 1990. Prior to
                                           1992, with respect to Delaware
                                           Management Holdings, Inc., Delaware
                                           Management Company, Delaware
                                           Distributors, Inc. and Delaware
                                           Service Company, Inc., Mr. Durham
                                           served as a director and in various
                                           executive capacities at different
                                           times. He was also a Partner of
                                           Complete Care Services from 1995 to
                                           1999.

John A. Fry (40)                           Trustee/Director of Pooled Trust,
                                           Foundation Funds and 23 other
                                           investment companies in the Delaware
                                           Investments family

                                           3451 Walnut Street, 721 Franklin
                                           Building, Philadelphia, PA 19104

                                           Executive Vice President, University
                                           of Pennsylvania

                                           From 1991 to 1995, Mr. Fry was
                                           Partner-in-Charge, National Higher
                                           Education Consulting of Coopers &
                                           Lybrand and from 1984-1991, Mr. Fry
                                           held Consultant and Manager positions
                                           with KPMG Peat Marwick, ending with
                                           Senior Manager from 1989 to 1991.

Anthony D. Knerr (62)                      Trustee/Director of Pooled Trust,
                                           Foundation Funds and the other 31
                                           investment companies in the Delaware
                                           Investments family

                                           500 Fifth Avenue, New York, NY 10110

                                           Founder and Managing Director,
                                           Anthony Knerr & Associates

                                           From 1982 to 1988, Mr. Knerr was
                                           Executive Vice President/Finance and
                                           Treasurer of Columbia University, New
                                           York. From 1987 to 1989, he was also
                                           a lecturer in English at the
                                           University. In addition, Mr. Knerr
                                           was Chairman of The Publishing Group,
                                           Inc., New York, from 1988 to 1990.
                                           Mr. Knerr founded The Publishing
                                           Group, Inc. in 1988.

Ann R. Leven (60)                          Trustee/Director of Pooled Trust,
                                           Foundation Funds and the other 31
                                           investment companies in the Delaware
                                           Investments family

                                           785 Park Avenue, New York, NY 10021

                                           Retired Treasurer, National Gallery
                                           of Art

                                           From 1994 to 1999, Ms. Leven was the
                                           Treasurer of the National Gallery of
                                           Art and from 1990 to 1994, Ms. Leven
                                           was Deputy Treasurer of the National
                                           Gallery of Art. In addition, from
                                           1984 to 1990, Ms. Leven was Treasurer
                                           and Chief Fiscal Officer of the
                                           Smithsonian Institution, Washington,
                                           DC, and from 1975 to 1992, she was
                                           Adjunct Professor of Columbia
                                           Business School.

Thomas F. Madison (65)                     Trustee/Director of Pooled Trust,
                                           Foundation Funds and the other 31
                                           investment companies in the Delaware
                                           Investments family

                                           200 South Fifth Street, Suite 2100,
                                           Minneapolis, Minnesota 55402

                                           President and Chief Executive
                                           Officer, MLM Partners, Inc.

                                           From 1996 to 1999, Mr. Madison was
                                           Chairman of the Board of
                                           Communications Holdings, Inc. From
                                           February to September 1994, Mr.
                                           Madison served as Vice
                                           Chairman--Office of the CEO of The
                                           Minnesota Mutual Life Insurance
                                           Company and from 1988 to 1993, he was
                                           President of U.S. WEST
                                           Communications--Markets.

Janet L. Yeomans (52)                      Trustee/Director of Pooled Trust,
                                           Foundation Funds and the other 31
                                           investment companies in the Delaware
                                           Investments family

                                           Building 220-13W-37, St. Paul, MN
                                           55144

                                           Vice President and Treasurer, 3M
                                           Corporation

                                           From 1987-1994, Ms. Yeomans was
                                           Director of Benefit Funds and
                                           Financial Markets for the 3M
                                           Corporation; Manager of Benefit Fund
                                           Investments for the 3M Corporation,
                                           1985-1987; Manager of Pension Funds
                                           for the 3M Corporation, 1983-1985;
                                           Consultant -- Investment Technology
                                           Group of Chase Econometrics,
                                           1982-1983; Consultant for Data
                                           Resources, 1980-1982; Programmer for
                                           the Federal Reserve Bank of Chicago,
                                           1970-1974.

William E. Dodge (51)                      Executive Vice President and Chief
                                           Investment Officer, Equity of Pooled
                                           Trust, Foundation Funds, the other 31
                                           investment companies in the Delaware
                                           Investments family , Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Delaware Management Holdings, Inc.
                                           and Lincoln National Investment
                                           Companies, Inc.

                                           Executive Vice President of Delaware
                                           Management Business Trust and
                                           Delaware Capital Management, Inc.

                                           President and Chief Investment
                                           Officer, Equity of Delaware
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)

                                           President of Vantage Investment
                                           Advisers (a series of Delaware
                                           Management Business Trust)

                                           Prior to joining Delaware Investments
                                           in 1999, Mr. Dodge was President,
                                           Director of Marketing, and Senior
                                           Portfolio Manager for Marvin & Palmer
                                           Associates.


Jude T. Driscoll (37)                      Executive Vice President/Head of
                                           Fixed Income of Pooled Trust,
                                           Foundation Funds, the other 31
                                           investment companies in the Delaware
                                           Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust), Delaware Management
                                           Holdings, Inc., Lincoln National
                                           Investment Companies, Inc. and
                                           Delaware Lincoln Investment Advisers
                                           (a series of Delaware Management
                                           Business Trust)


                                           Executive Vice President of Delaware
                                           Management Business Trust, Delaware
                                           Capital Management, Inc. and Delaware
                                           Lincoln Cash Management (a series of
                                           Delaware Management Business Trust)

                                           Before joining Delaware Investments
                                           in 2000, Mr. Driscoll was Senior Vice
                                           President , Director of Fixed Income
                                           Process at Conseco Capital Management
                                           from June 1998 to August 2000. Prior
                                           to that, he was Managing Director for
                                           NationsBanc Capital Markets from 1996
                                           to 1998, Vice President of Goldman
                                           Sachs from 1991-1995 and Assistant
                                           Vice President of Conseco Capital
                                           Management from 1989 to 1990.

Richard J. Flannery (43)                   Executive Vice President/General
                                           Counsel/Chief Administrative Officer
                                           of Pooled Trust, Foundation Funds and
                                           the other 31 investment companies in
                                           the Delaware Investments family,
                                           Delaware Management Company (a series
                                           of Delaware Management Business
                                           Trust), Delaware Management Holdings,
                                           Inc., Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust), Lincoln National
                                           Investment Companies, Inc., Delaware
                                           Lincoln Cash Management (a series of
                                           Delaware Management Business Trust),
                                           Delaware Lincoln Investment Advisers
                                           (a series of Delaware Management
                                           Business Trust) and Vantage
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)


                                           Executive Vice President/General
                                           Counsel of Founders CBO Corporation

                                           Executive Vice President/General
                                           Counsel and Director of Delaware
                                           International Holdings Ltd. and
                                           Founders Holdings, Inc.

                                           Executive Vice President/General
                                           Counsel/Chief Administrative Officer
                                           and Director of Delvoy, Inc., DMH
                                           Corp., Delaware Management Company,
                                           Inc., Delaware Service Company, Inc.,
                                           Delaware Capital Management, Inc.,
                                           Retirement Financial Services, Inc.,
                                           Delaware Management Trust Company and
                                           Delaware General Management, Inc.

                                           Executive Vice President/General
                                           Counsel/Chief Administrative Officer
                                           and Trustee of Delaware Management
                                           Business Trust

                                           President/Chief Executive Officer and
                                           Director of Delaware Distributors,
                                           Inc.

                                           President/Chief Executive Officer of
                                           Delaware Distributors, L.P.

                                           Director of Delaware International
                                           Advisers Ltd. and HYPPCO Finance
                                           Company Ltd.

                                           During the past five years, Mr.
                                           Flannery has served in various
                                           executive capacities at different
                                           times within Delaware Investments.

Richard G. Unruh, Jr.  (61)                Executive Vice President and Chief
                                           Investment Officer of Pooled Trust,
                                           Foundation Funds and the other 31
                                           investment companies in the Delaware
                                           Investments family

                                           Chief Executive Officer/Chief
                                           Investment Officer of Delaware
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)

                                           Executive Vice President/Chief
                                           Investment Officer of Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust)

                                           Executive Vice President and Trustee
                                           of Delaware Management Business Trust

                                           Executive Vice President of Delaware
                                           Management Holdings, Inc. and
                                           Delaware Capital Management, Inc.

                                           Director of Delaware International
                                           Advisers Ltd.

                                           During the past five years, Mr. Unruh
                                           has served in various executive
                                           capacities at different times within
                                           the Delaware organization.

Richelle S. Maestro (43)                   Senior Vice President/Deputy General
                                           Counsel and Secretary of Pooled
                                           Trust, Foundation Funds and the other
                                           31 investment companies in the
                                           Delaware Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Delaware Management Holdings, Inc.,
                                           DMH Corp., Delvoy, Inc. , Delaware
                                           Management Company, Inc., Delaware
                                           Management Business Trust, Delaware
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust),
                                           Delaware Service Company, Inc.,
                                           Delaware Capital Management, Inc.,
                                           Retirement Financial Services, Inc.,
                                           Delaware Management Trust Company,
                                           Delaware General Management, Inc. ,
                                           Founders Holdings, Inc., Lincoln
                                           National Investment Companies, Inc.,
                                           Delaware Lincoln Cash Management (a
                                           series of Delaware Management
                                           Business Trust), Delaware Lincoln
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)
                                           and Vantage Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust)

                                           Senior Vice President/General Counsel
                                           and Secretary of Delaware
                                           Distributors, L.P. and Delaware
                                           Distributors, Inc.

                                           Senior Vice President/Deputy General
                                           Counsel and Assistant Secretary of
                                           Delaware International Holdings Ltd.

                                           Secretary of Founders CBO Corporation

                                           During the past five years, Ms.
                                           Maestro has served in various
                                           executive capacities at different
                                           times within Delaware Investments.

Joseph H. Hastings (51)                    Senior Vice President/Corporate
                                           Controller of Pooled Trust,
                                           Foundation Funds, the other 31
                                           investment companies in the Delaware
                                           Investments family, Delaware
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)
                                           and Vantage Global Advisors, Inc.

                                           Senior Vice President/Corporate
                                           Controller and Treasurer of Delaware
                                           Management Holdings, Inc., DMH Corp.,
                                           Delaware Management Company, Inc.,
                                           Delaware Management Company (a series
                                           of Delaware Management Business
                                           Trust), Delaware Distributors, L.P.,
                                           Delaware Distributors, Inc., Delaware
                                           Service Company, Inc., Delaware
                                           Capital Management, Inc., Delaware
                                           International Holdings Ltd., Delvoy,
                                           Inc., Founders Holdings, Inc.,
                                           Delaware Management Business Trust ,
                                           Delaware General Management, Inc.,
                                           Lincoln National Investment
                                           Companies, Inc., Delaware Lincoln
                                           Cash Management (a series of Delaware
                                           Management Business Trust), Delaware
                                           Lincoln Investment Advisers (a series
                                           of Delaware Management Business
                                           Trust) and Vantage Investment
                                           Advisers (a series of Delaware
                                           Management Business Trust)

                                           Executive Vice President/Chief
                                           Financial Officer/Treasurer and
                                           Director of Delaware Management Trust
                                           Company

                                           Executive Vice President/Chief
                                           Financial Officer of Retirement
                                           Financial Services, Inc.

                                           Senior Vice President/Assistant
                                           Treasurer of Founders CBO Corporation

                                           During the past five years, Mr.
                                           Hastings has served in various
                                           executive capacities at different
                                           times within the Delaware
                                           organization.

Michael P. Bishof (38)                     Senior Vice  President/Treasurer of
                                           Pooled Trust, Foundation Funds and
                                           the other 31 investment companies in
                                           the Delaware Investments family

                                           Senior Vice President/Investment
                                           Accounting of Delaware Service
                                           Company, Inc., Delaware Capital
                                           Management, Inc., Delaware
                                           Distributors, L.P., Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Founders Holdings, Inc. , Delaware
                                           Lincoln Investment Advisers (a series
                                           of Delaware Management Business
                                           Trust) and Vantage Investment
                                           Advisers (a series of Delaware
                                           Management Business Trust)

                                           Senior Vice President/Treasurer/
                                           Investment Accounting of Delaware
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)

                                           Senior Vice President/Manager of
                                           Investment Accounting of Delaware
                                           International Holdings, Inc.

                                           Senior Vice President/Assistant
                                           Treasurer of Founders CBO Corporation


                                           Before joining Delaware Investments
                                           in 1995, Mr. Bishof was a Vice
                                           President for Bankers Trust, New
                                           York, NY from 1994 to 1995, a Vice
                                           President for CS First Boston
                                           Investment Management, New York, NY
                                           from 1993 to 1994 and an Assistant
                                           Vice President for Equitable Capital
                                           Management Corporation, New York, NY
                                           from 1987 to 1993.

Peter C. Andersen (42)                     Vice President/Senior Portfolio
                                           Manager of Pooled Trust, Foundation
                                           Funds, the other 31 investment
                                           companies in the Delaware Investments
                                           family, Delaware Management Company
                                           (a series of Delaware Management
                                           Business Trust), Delaware Investment
                                           Advisers (a series of Delaware
                                           Management Business Trust) and
                                           Delaware Lincoln Investment Advisers
                                           (a series of Delaware Management
                                           Business Trust)

                                           Before joining Delaware Investments
                                           in 2000, Mr. Andersen was a portfolio
                                           manager with Conseco Capital
                                           Management. Before that, he was a
                                           bond analyst at Colonial Management
                                           Associates from 1993 to 1997 and
                                           prior to that he was an investment
                                           analyst at the venture capital firm
                                           MTDC. Mr. Andersen began his
                                           investment career at Arthur D.
                                           Little, Inc.

Damon J. Andres (31)                       Vice President/Portfolio Manager of
                                           Pooled Trust, Foundation Funds, the
                                           other 31 investment companies in the
                                           Delaware Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust) and Delaware Capital
                                           Management, Inc.

                                           Before joining Delaware Investments
                                           in 1994, Mr. Andres performed
                                           investment counseling services as a
                                           Consulting Associate with Cambridge
                                           Associates, Inc. in Arlington
                                           Virginia.

Robert L. Arnold (37)                      Vice President/Senior Portfolio
                                           Manager of Pooled Trust, Foundation
                                           Funds, the other 31 investment
                                           companies in the Delaware Investments
                                           family, Delaware Management Company
                                           (a series of Delaware Management
                                           Business Trust), Delaware Investment
                                           Advisers (a series of Delaware
                                           Management Business Trust) and
                                           Delaware Capital Management, Inc.

                                           During the past five years, Mr.
                                           Arnold has served in various
                                           capacities at different times within
                                           the Delaware organization.

Marshall T. Bassett (47)                   Vice President/Portfolio Manager of
                                           Pooled Trust, Foundation Funds, the
                                           other 31 investment companies in the
                                           Delaware Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust)
                                           and Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust)

                                           Prior to joining Delaware Investment
                                           in 1997, Mr. Bassett served as Vice
                                           President in Morgan Stanley Asset
                                           Management's Emerging Growth Group.
                                           Prior to that, he was a trust officer
                                           at Sovran Bank and Trust Company.

Christopher S. Beck (43)                   Vice President/Senior Portfolio
                                           Manager of Pooled Trust, Foundation
                                           Funds, the other 31 investment
                                           companies in the Delaware Investments
                                           family, Delaware Management Company
                                           (a series of Delaware Management
                                           Business Trust), Delaware Investment
                                           Advisers (a series of Delaware
                                           Management Business Trust) and
                                           Delaware Capital Management, Inc.

                                           Before joining Delaware Investments
                                           in 1997, Mr. Beck managed the Small
                                           Cap Fund for two years at Pitcairn
                                           Trust Company. Prior to 1995, he was
                                           Director of Research at Cypress
                                           Capital Management in Wilmington and
                                           Chief Investment Officer of the
                                           University of Delaware Endowment
                                           Fund.

Stephen R. Cianci (31)                     Vice President/Portfolio Manager of
                                           Pooled Trust, Foundation Funds, the
                                           other 31 investment companies in the
                                           Delaware Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust) and Delaware Capital
                                           Management, Inc.

                                           During the past five years, Mr.
                                           Cianci has served in various
                                           capacities at different times within
                                           the Delaware Organization.

Timothy G. Connors (47)                    Senior Vice President/Director of
                                           Research, Fundamental of Pooled
                                           Trust, Foundation Funds, the other 31
                                           investment companies in the Delaware
                                           Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust) and Delaware Lincoln
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)

                                           Managing Director of Vantage
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)

                                           Before joining Delaware Investments
                                           in 1997, Mr. Connors served as a
                                           Principal at Miller, Anderson &
                                           Sherrerd, where he managed equity
                                           accounts, conducted sector analysis
                                           and directed research. He previously
                                           held positions at CoreStates
                                           Investment Advisers and Fauquier
                                           National Bank.

George E. Deming (59)                      Senior Vice President/Senior
                                           Portfolio Manager of Pooled Trust,
                                           Foundation Funds, the other 31
                                           investment companies in the Delaware
                                           Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust)
                                           and Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust)

                                           Director of Delaware International
                                           Advisers Ltd.

                                           Before joining Delaware Investments
                                           in 1978, Mr. Deming was responsible
                                           for portfolio management and
                                           institutional sales at White Weld &
                                           Co., Inc. He is a member of the
                                           Financial Analysts of Philadelphia.
                                           During the past five years, Mr.
                                           Deming has served in various
                                           capacities at different times within
                                           the Delaware organization.

J. Paul Dokas (41)                         Senior Vice President/Director of
                                           Research, Quantitative of Pooled
                                           Trust, Foundation Funds, the other 31
                                           investment companies in the Delaware
                                           Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust) and Delaware Lincoln
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)

                                           Managing Director of Vantage
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)

                                           Before joining Delaware Investments
                                           in 1997, he was a Director of Trust
                                           Investments for Bell Atlantic
                                           Corporation in Philadelphia.

Roger A. Early (47)                        Senior Vice President/Senior
                                           Portfolio Manager of Pooled Trust,
                                           Foundation Funds, the 31 other
                                           investment companies in the Delaware
                                           Investments family, Delaware
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust),
                                           Delaware Management Company (a series
                                           of Delaware Management Business
                                           Trust) and Vantage Investment
                                           Advisers (a series of Delaware
                                           Management Business Trust)


                                           Before joining Delaware Investments,
                                           Mr. Early was a portfolio manager for
                                           Federated Investment Counseling's
                                           fixed-income group, with over $1
                                           billion in assets.

John B. Fields (55)                        Senior Vice President/Senior
                                           Portfolio Manager of Pooled Trust,
                                           Foundation Funds, the other 31
                                           investment companies in the Delaware
                                           Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust) and Delaware Capital
                                           Management, Inc.

                                           Trustee of Delaware Management
                                           Business Trust


                                           During the past five years, Mr.
                                           Fields has served in various
                                           capacities at different times within
                                           the Delaware organization.

Gerald S. Frey (55)                        Managing Director/Chief Investment
                                           Officer, Growth Investing of Pooled
                                           Trust, Foundation Funds, the other 31
                                           investment companies in the Delaware
                                           Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust) and Delaware Capital
                                           Management, Inc.

                                           Before joining Delaware Investments
                                           in 1996, Mr. Frey was a Senior
                                           Director with Morgan Grenfell Capital
                                           Management, New York, NY from 1986 to
                                           1995.

Paul A. Grillo (41)                        Vice President/Portfolio Manager of
                                           Pooled Trust, Foundation Funds, the
                                           other 31 investment companies in the
                                           Delaware Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust),
                                           Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust) and Delaware Capital
                                           Management, Inc.

                                           During the past five years, Mr.
                                           Grillo has served in various
                                           capacities at different times within
                                           the Delaware Organization.

John A. Heffern (39)                       Vice President/Portfolio Manager of
                                           Pooled Trust, Foundation Funds, the
                                           other 31 investment companies in the
                                           Delaware Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust)
                                           and Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust)

                                           Prior to joining Delaware Investments
                                           in 1997, Mr. Heffern was a Senior
                                           Vice President, Equity Research at
                                           NatWest Securities Corporation's
                                           Specialty Finance Services unit.
                                           Prior to that, he was a Principal and
                                           Senior Regional Bank Analyst at Alex.
                                           Brown & Sons.

Francis J. Houghton, Jr. (66)              Vice President/Senior Portfolio
                                           Manager of Pooled Trust, Foundation
                                           Funds, the other 31 investment
                                           companies in the Delaware Investments
                                           family, Delaware Management Company
                                           (a series of Delaware Management
                                           Business Trust) and Delaware
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)

                                           Executive Vice President, Delaware
                                           General Management, Inc.

                                           Before joining Delaware Investments
                                           in March 2000, as a result of the
                                           consolidation of Lynch & Mayer, Inc.
                                           into Delaware Investments, Mr.
                                           Houghton served as president and
                                           director at Lynch & Mayer.

Francis X. Morris (39)                     Vice President/Senior Portfolio
                                           Manager of Pooled Trust, Foundation
                                           Funds, the other 31 investment
                                           companies in the Delaware Investments
                                           family, Delaware Management Company
                                           (a series of Delaware Management
                                           Business Trust) and Delaware
                                           Investment Advisers (a series of
                                           Delaware Management Business Trust)

                                           Before joining Delaware Investments
                                           in 1997, he served as vice president
                                           and director of equity research at
                                           PNC Asset Management. Mr. Morris is
                                           president of the Financial Analysis
                                           Society of Philadelphia and is a
                                           member of the Association of
                                           Investment Management and Research
                                           and the National Association of
                                           Petroleum Investment Analysts.

Thomas J. Trotman (49)                     Vice President/Portfolio Manager of
                                           Pooled Trust, Foundation Funds, the
                                           other 31 investment companies in the
                                           Delaware Investments family, Delaware
                                           Management Company (a series of
                                           Delaware Management Business Trust)
                                           and Delaware Investment Advisers (a
                                           series of Delaware Management
                                           Business Trust)

                                           Before joining Delaware Investments
                                           in 1995, Mr. Trotman was Vice
                                           President and Director of Investment
                                           Research at Independence Capital
                                           Management. Before that, he held
                                           credit-related positions at Marine
                                           Midland Bank, U.S. Steel Corporation,
                                           and Amerada Hess.

         With respect to Pooled Trust, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Pooled Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended October 31, 2000 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2000. Only the independent Trustees of Pooled Trust receive compensation from Pooled Trust.

---------------------------------- ------------------------ --------------------------- ------------------------- ------------------
                                                                    Pension or                                           Total
                                                                    Retirement                 Estimated              Compensation
                                          Aggregate                  Benefits                    Annual                   from
                                        Compensation                 Accrued                    Benefits                Delaware
                                         from Pooled                as Part of                    Upon                 Investment
              Name                          Trust               Portfolio Expenses           Retirement(1)             Companies(2)

---------------------------------- ------------------------ --------------------------- ------------------------- ------------------
Ann R. Leven                               $5,298                      None                     $50,000                 $61,524
---------------------------------- ------------------------ --------------------------- ------------------------- ------------------
Walter P. Babich                           $6,590                      None                     $50,000                 $76,476
---------------------------------- ------------------------ --------------------------- ------------------------- ------------------
Anthony D. Knerr                           $5,838                      None                     $50,000                 $71,227
---------------------------------- ------------------------ --------------------------- ------------------------- ------------------
Charles E. Peck (3)                        $5,830                      None                     $50,000                 $71,143
---------------------------------- ------------------------ --------------------------- ------------------------- ------------------
Thomas F. Madison                          $5,800                      None                     $50,000                 $70,144
---------------------------------- ------------------------ --------------------------- ------------------------- ------------------
John H. Durham                             $5,256                      None                     $50,000                 $61,090
---------------------------------- ------------------------ --------------------------- ------------------------- ------------------
Janet L. Yeomans                           $5,226                      None                     $50,000                 $65,143
---------------------------------- ------------------------ --------------------------- ------------------------- ------------------

(1) Under the terms of the Delaware Investment Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of the periods noted above for Pooled Trust and Foundation Funds, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee currently receives a total annual retainer fee of $50,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $8,000 from all investment companies.
(3) Mr. Peck retired from the Board of Trustees of Pooled Trust and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000.

         With respect to Foundation Funds, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Foundation Funds and the total compensation received from all Delaware Investments funds for the Trust's fiscal year ended September 30, 2000 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2000. Only the independent Trustees of Foundation Funds receive compensation from the Trust.

---------------------------------- ----------------------- ---------------------------- ------------------------- ------------------
                                                                   Pension or                                            Total
                                         Aggregate                 Retirement                  Estimated              Compensation
                                        Compensation                Benefits                     Annual                   from
                                    to be received from              Accrued                    Benefits                Delaware
                                      Foundation Funds             as Part of                     Upon                 Investment
              Name                                            the Foundation Funds           Retirement(1)            Companies(2)
---------------------------------- ----------------------- ---------------------------- ------------------------- ------------------
Ann R. Leven                              $905                        None                     $50,000                 $69,144
---------------------------------- ----------------------- ---------------------------- ------------------------- ------------------
Walter P. Babich                          $885                        None                     $50,000                 $63,144
---------------------------------- ----------------------- ---------------------------- ------------------------- ------------------
Anthony D. Knerr                          $902                        None                     $50,000                 $68,144
---------------------------------- ----------------------- ---------------------------- ------------------------- ------------------
Charles E. Peck(3)                        $902                        None                     $50,000                 $68,144
---------------------------------- ----------------------- ---------------------------- ------------------------- ------------------
Thomas F. Madison                         $902                        None                     $50,000                 $68,144
---------------------------------- ----------------------- ---------------------------- ------------------------- ------------------
John H. Durham                            $885                        None                     $50,000                 $57,848
---------------------------------- ----------------------- ---------------------------- ------------------------- ------------------
Janet L. Yeomans                          $885                        None                     $50,000                 $63,144
---------------------------------- ----------------------- ---------------------------- ------------------------- ------------------

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of the periods noted above for Pooled Trust and Foundation Funds, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee currently receives a total annual retainer fee of $50,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $8,000 from all investment companies.
(3) Mr. Peck retired from the Board of Trustees of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000.

                               GENERAL INFORMATION

         Delaware furnishes investment management services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios and also serves as sub-adviser to The Global Equity Portfolio. Delaware International furnishes similar services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios and also serves as sub-adviser to the Diversified Core Fixed Income Portfolio. Delaware and Delaware International also provide investment management services to certain of the other funds in the Delaware Investments family. While investment decisions of the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

         Delaware or Delaware International also manages the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion (SM) III Variable Annuities. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Choice Plus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See "DELAWARE GROUP PREMIUM FUND" in "APPENDIX B."

         The Delaware Investments Family of Funds, Delaware Management Company, Delaware International Advisers Ltd., Lincoln Investment Management, Inc. and Delaware Distributors, L.P., in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for each Portfolio and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from Delaware REIT Fund on behalf of Class A Shares, after reallowances to dealers, as follows:


                               Delaware REIT Fund
                                 Class A Shares


                                  Total
      Fiscal            Amount of          Amounts          Net
      Year             Underwriting       Reallowed      Commission
      Ended            Commissions       to Dealers    to Distributor
      -----            -----------       ----------    --------------
      10/31/00          $120,833         $102,729        $18,104
      10/31/99          $154,340         $132,732        $21,608
      10/31/98          $254,157         $211,644        $42,513

  CDSC Payments
         For the fiscal year ended October 31, 2000, the Distributor received aggregate CDSC payments in the amounts of $11,907, $210,376 and $46,217 with respect to Delaware REIT Fund Class A, B and C Shares, respectively.

         The Transfer Agent, an affiliate of Delaware and Delaware International, acts as shareholder servicing, dividend disbursing and transfer agent for the Portfolios and for the other mutual funds in the Delaware Investments family. The Transfer Agent's compensation for providing services to the Portfolios of Pooled Trust (other than The Real Estate Investment Trust Portfolio effective October 14, 1997) is 0.01% of average daily net assets per Portfolio annually. The Transfer Agent will bill, and Pooled Trust will pay, such compensation monthly allocated among the current Portfolios (other than The Real Estate Investment Trust Portfolio) based on the relative percentage of assets of each Portfolio at the time of billing and adjusted appropriately to reflect the length of time a particular Portfolio is in operation during any billing period. The Transfer Agent is paid a fee by The Real Estate Investment Trust Portfolio for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. The Transfer Agent is paid a fee by The Asset Allocation Portfolio for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to the Portfolios. Those services include performing all functions related to calculating each Portfolio's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to the Portfolio, including the Portfolios, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Asset Allocation, The Small-Cap Growth Equity Portfolio, The Core Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio and The International Small-Cap Portfolio reserves the right to operate in a "master-feeder" structure, that is, to invest its assets in another mutual fund with the same investment objective and substantially similar investment policies as those of the respective Portfolio. Each Portfolio has no present intention to operate in a master-feeder structure; however, should the Board of Trustees approve the implementation of a master-feeder structure for a Portfolio, shareholders will be notified prior to the implementation of the new structure.

         Lincoln National Life Insurance Company ("LNLIC") made an investment in each of The Global Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Diversified Core Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The Small-Cap Growth Equity Portfolio, The Core Equity Portfolio, The Small-Cap Value Equity Portfolio, The Select Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio , The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio, and will make an investment in The Asset Allocation Portfolio , which could result in LNLIC owning approximately 100% of the outstanding shares of the respective Portfolios. Subject to certain limited exceptions, are no limitations on LNLIC's ability to redeem its shares of any Portfolio and it may elect to do so at any time.

         The investment adviser and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Pooled Trust's or Foundation Funds' advisory relationship with the investment adviser or its distribution relationship with the Distributor, the investment adviser and its affiliates could cause Pooled Trust or Foundation Funds to delete the words "Delaware Group" from Pooled Trust's or Foundation Funds' names.

Custody Arrangements
        The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio. As custodian, Chase maintains a separate account or accounts for a Portfolio; receives, holds and releases portfolio securities on account of a Portfolio; receives and disburses money on behalf of a Portfolio; and collects and receives income and other payments and distributions on account of a Portfolio's portfolio securities.

        With respect to foreign securities, Chase makes arrangements with subcustodians who were approved by the trustees of Pooled Trust or, as applicable, Foundation Funds in accordance with Rule 17f-5 of the 1940 Act. In the selection of foreign subcustodians, the trustees consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

Capitalization
         Pooled Trust has an unlimited authorized number of shares of beneficial interest with no par value, issued in separate portfolios.

         Foundation Funds currently consists of five portfolios of shares. Foundation Funds has an unlimited authorized number of shares of beneficial interest with no par value allocated to each of its portfolios.

         While all shares have equal voting rights on matters affecting Pooled Trust or Foundation Funds, as applicable, each Portfolio would vote separately on any matter which affects only that Portfolio. Shares of each Portfolio have a priority in that Portfolios' assets, and in gains on and income from the portfolio of that Portfolio. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Each class of The Real Estate Investment Trust Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other classes of the Portfolio, except that shares of the Institutional Class and The Real Estate Investment Trust Portfolio Class may not vote on any matter that affects the Portfolio's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Portfolio under the Rule 12b-1 Plan relating to Class A Shares. General Expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

         Effective December 24, 1997, the name of The Fixed Income Portfolio was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio. Effective October 7, 1998, the name of The Aggressive Growth Portfolio was changed to The Mid-Cap Growth Equity Portfolio. Effective March 1, 1999, the name of The Growth and Income Portfolio was changed to The Core Equity Portfolio.

Noncumulative Voting
         Portfolio shares of Pooled Trust have noncumulative voting rights which means that the holders of more than 50% of the shares of Pooled Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         Portfolio shares of Foundation Funds have noncumulative voting rights which means that the holders of more than 50% of the shares of Foundation Funds voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

EURO
         On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the Euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank. The transition to the Euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world.

         Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the Euro; (iii) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rates, tax and labor regimes of European countries participating in the Euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the Euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the Euro or on the computer systems used by the Portfolios' service providers to process the Portfolios' transactions.

         Further, the process of implementing the Euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets of a Portfolio may be denominated in the Euro.

         This Statement of Additional Information does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

                             PERFORMANCE INFORMATION

         From time to time, Pooled Trust may state each Portfolio's total return and each Portfolio class' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Portfolio's or the Portfolio class' average annual total rate of return over the most recent one-, five-, and ten-year periods or life-of-portfolio, as relevant. Pooled Trust may also advertise aggregate and average total return information of each Portfolio and Portfolio class over additional periods of time.

         Average annual total rate of return for each Portfolio and Portfolio class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                 P(1 + T)n  ERV

         Where:             P   =    a hypothetical initial purchase order of
                                     $1,000, after deduction of the maximum
                                     front-end sales charge in the case of
                                     Delaware REIT Fund A Class of The Real
                                     Estate Investment Trust Portfolio;

                            T   =    average annual total return;

                            n   =    number of years;

                          ERV   =    redeemable value of the hypothetical
                                     $1,000 purchase at the end of the period, after deduction of the applicable CDSC, if any, in the case of Delaware REIT Fund B
                                     Class and Delaware REIT Fund C Class of The
                                     Real Estate Investment Trust Portfolio.


         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all distributions are reinvested at net asset value.

         The performance, as shown below, is the average annual total return quotations for the Portfolios operating for at least one year as of October 31, 2000. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.

Average Annual Total Return(1)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
                                                            1 year ended      3 years ended      5 years ended
                                                              10/31/00           10/31/00           10/31/00       Life of Fund
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Large-Cap Value Equity Portfolio                            6.42%              8.39%             15.04%            15.42%
(Inception 2/3/92)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The International Equity Portfolio                              3.35%              6.80%              9.86%            10.11%
(Inception 2/4/92)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Mid-Cap Growth Equity Portfolio                            53.86%             32.41%             25.35%            17.88%
(Inception 2/27/92)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Global Fixed Income Portfolio                              -9.51%             -2.07%              2.91%             6.30%
(Inception 11/30/92)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Labor Select International Equity Portfolio                 3.07%              6.49%                N/A            10.87%
(Inception 12/19/95)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Intermediate Fixed Income Portfolio                         7.01%              5.07%                N/A             5.69%
(Inception 3/12/96)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The High-Yield Bond Portfolio                                   4.02%              1.07%                N/A             5.15%
(Inception 12/2/96)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The International Fixed Income Portfolio                      -13.54%             -3.85%                N/A            -1.37%
(Inception 4/11/97)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Emerging Markets Portfolio                                 -2.40%             -6.94%                N/A            -8.09%
(Inception 4/14/97)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Global Equity Portfolio                                    -0.81%              4.79%                N/A             3.15%
(Inception 10/15/97)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Real Estate Investment Trust Portfolio II                  25.78%                N/A                N/A             2.62%
(Inception 11/4/97)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Aggregate Fixed Income Portfolio                            5.88%                N/A                N/A             4.29%
(Inception 12/29/97)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Diversified Core Fixed Income Portfolio                     7.59%                N/A                N/A             6.94%
(Inception 12/29/97)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Core Equity Portfolio                                      -5.17%                N/A                N/A             0.73%
(Inception 9/15/98)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Small-Cap Growth Equity Portfolio                          47.57%                N/A                N/A            52.82%
(Inception 9/15/98)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Small-Cap Value Equity Portfolio                           10.72%                N/A                N/A             7.73%
(Inception 3/29/99)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Select Equity Portfolio                                     1.63%                N/A                N/A             2.01%
(Inception 6/29/99)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Balanced Portfolio                                         -1.04%                N/A                N/A            -5.88%
(Inception 6/30/99)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The International Small-Cap Portfolio                          -2.96%                N/A                N/A            -0.98%
(Inception 7/20/99)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------
The Equity Income Portfolio                                     5.90%                N/A                N/A            -1.08%
(Inception 6/30/99)
-------------------------------------------------------- ------------------ ----------------- ------------------ ----------------


(1) Certain expenses of the Portfolios have been waived and paid by the respective investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.

         The total return for Delaware REIT Fund A Class of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Delaware REIT Fund A Class at net asset value (NAV) does not reflect the payment of any front-end sales charge. The Limited CDSC, applicable only to certain redemptions of those shares, is not deducted from any computation of total return. The Portfolio may also present total return information for The Real Estate Investment Trust Portfolio that does not reflect the deduction of the maximum front-end sales charge with respect to Delaware REIT Fund A Class. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.

                         Average Annual Total Return(1)
                   The Real Estate Investment Trust Portfolio

         The Real Estate Investment Trust Portfolio Class(2)

         1 year ended 10/31/00                                     25.09%
         3 years ended 10/31/00                                     2.90%
         Period 12/6/95(3) through 10/31/00                        15.34%


(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The Real Estate Investment Trust Portfolio class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.
(3)      Date of initial sale of the original class (now Delaware REIT Fund A
         Class).

                         Average Annual Total Return(1)
                   The Real Estate Investment Trust Portfolio

                                                         Delaware REIT         Delaware REIT            Delaware REIT
                                                             Fund                  Fund                     Fund
                                                           A Class(2)            A Class(2)             Institutional
                                                         (at Offer)              (at NAV)                 Class(3)
         1 year ended  10/31/00                            17.69%                 24.87%                   25.18%
         3 years ended  10/31/00                            0.65%                  2.65%                    N/A
         Period 11/11/97(3) through 10/31/00                 N/A                   N/A                      6.04%
         Period 12/6/95(4) through 10/31/00                13.78%                 15.16%                    N/A

(1) Certain expenses of the Portfolios have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.
(4)      Date of initial sale of the original class (now Delaware REIT Fund A
         Class).

                         Average Annual Total Return(1)
                   The Real Estate Investment Trust Portfolio


                                                           Delaware          Delaware         Delaware             Delaware
                                                           REIT Fund        REIT Fund         REIT Fund           REIT Fund
                                                            B Class          B Class           C Class             C Class
                                                          (including       (excluding        (including          (excluding
                                                            CDSC)             CDSC)             CDSC)              CDSC)
         1 year ended  10/31/00                            18.92%             23.92%           22.92%              23.92%
         Period 11/11/97 (2) through  10/31/00              1.21%              2.02%            2.02%               2.02%

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2)      Date of initial sale.

         Pooled Trust may also quote each Portfolio's current yield, calculated as described below, in advertisements and investor communications.

The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                            a--b       6
                               YIELD = 2[(-------- + 1) -- 1]
                                             Cd

         Where:   a = dividends and interest earned during the period;

                  b = expenses accrued for the period (net of reimbursements);

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

                  d = the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by a Portfolio. Yield quotations are based on the Portfolio's net asset value on the last day of the period and will fluctuate depending on the period covered. The 30-day yields for The Balanced Portfolio, The Equity Income Portfolio, The Global Fixed Income Portfolio and The Intermediate Fixed Income Portfolio as of October 31, 2000 were 2.94%, 1.97%, 5.33% and 6.57%, respectively. Each yield reflects the waiver and reimbursement commitment by its investment adviser.

         Investors should note that income earned and dividends paid by The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The High-Yield Bond Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio will also vary depending upon fluctuation in interest rates and performance of each Portfolio.

         The net asset value of these seven Portfolios will fluctuate in value inversely to movements in interest rates and, therefore, will tend to rise when interest rates fall and fall when interest rates rise. Likewise, the net asset value for these Portfolios will vary from day to day depending upon fluctuation in the prices of the securities held by each Portfolio. Thus, investors should consider net asset value fluctuation as well as yield in making an investment decision.

         Each Portfolio's total return performance will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the net asset value at the beginning of the period. The computation will not reflect the impact of any income taxes payable by shareholders (who are subject to such tax) on the reinvested distributions included in the calculation. Portfolio shares are sold without a sales charge, except for Delaware REIT Fund A Class, Delaware REIT Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment Trust Portfolio. Because security prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Portfolios in the future.

         Pooled Trust may promote the total return performance of The Real Estate Investment Trust Portfolio II by comparison to the original class (prior to its redesignation as Delaware REIT Fund A Class) of The Real Estate Investment Trust Portfolio.

         From time to time, each Portfolio may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Portfolio's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         A Portfolio may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc. and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         Wellesley Group Inc. is an investment management consulting firm specializing in investment and market research for endowments and pension plans. Wellesley Group will be maintaining, on behalf of Pooled Trust, peer group comparison composites for each Portfolio. The peer group composites will be constructed by selecting publicly-offered mutual funds that have investment objectives that are similar to those maintained by each Portfolio. Wellesley Group will also be preparing performance analyses of actual Portfolio performance, and benchmark index exhibits, for inclusion in client quarterly review packages.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Portfolio may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolio. A Portfolio may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         A Portfolio may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Portfolio may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of a Portfolio and may illustrate how to find the listings of a Portfolio in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

         A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers.

         The following tables are an example, for purposes of illustration only, of cumulative total return performance for the Portfolios operating as of October 31, 2000. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods.

                                                        Cumulative Total Return (1)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
                                                   3 months    6 months    9 months      1 year      3 years     5 years
                                                    ended       ended        ended        ended       ended       ended      Life of
                                                   10/31/00    10/31/00    10/31/00     10/31/00     10/31/00    10/31/00      Fund
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Large Cap Value Equity Portfolio              12.75%        14.25%       14.26%       6.42%       27.34%     101.51%     250.31%
(Inception 2/3/92)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The International Equity Portfolio                -4.65%         0.23%        1.91%       3.35%       21.82%      60.04%     132.14%
(Inception 2/4/92)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Mid-Cap Growth Equity Portfolio                7.14%         6.41%       13.80%      53.86%      132.17%     209.49%     316.68%
(Inception 2/27/92)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Global Fixed Income Portfolio                 -5.59%        -3.96%       -5.40%      -9.51%       -6.07%      15.45%      62.28%
(Inception 11/30/92)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Labor Select International Equity Portfolio   -4.38%         0.71%        5.97%       3.07%       20.75%        N/A       65.26%
(Inception 12/19/95)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Intermediate Fixed Income Portfolio            2.82%         5.40%        7.23%       7.01%       16.01%        N/A       29.29%
(Inception 3/12/96)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The High-Yield Bond Portfolio                     -0.87%        -1.68%       -3.69%       4.02%        3.23%        N/A       21.74%
(Inception 12/2/96)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The International Fixed Income Portfolio          -7.53%        -6.13%       -8.37%     -13.54%      -11.10%        N/A       -4.78%
(Inception 4/11/97)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Emerging Markets Portfolio                   -13.33%       -13.33%      -21.48%      -2.40%      -19.41%        N/A      -25.86%
(Inception 4/14/97)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Global Equity Portfolio                       -2.08%        -1.04%        0.59%      -0.81%       15.08%        N/A        9.93%
(Inception 10/15/97)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Real Estate Investment Trust Portfolio II     -3.15%        10.89%       20.99%      25.78%        N/A          N/A        8.05%
(Inception 11/4/97)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Aggregate Fixed Income Portfolio               2.07%         4.85%        6.87%       5.88%        N/A          N/A       12.67%
(Inception 12/29/97)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Diversified Core Fixed Income Portfolio        2.50%         6.04%        8.72%       7.59%        N/A          N/A       21.05%
(Inception 12/29/97)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Core Equity Portfolio                          0.83%        -3.07%        3.14%      -5.17%        N/A          N/A        1.57%
(Inception 9/15/98)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Small-Cap Growth Equity Portfolio              0.16%         2.93%       18.51%      47.57%        N/A          N/A      146.94%
(Inception 9/15/98)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Small-Cap Value Equity Portfolio               8.08%         8.72%       13.67%      10.72%        N/A          N/A       12.68%
(Inception 3/29/99)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Select Equity Portfolio                        5.82%        -2.35%       -1.02%       1.63%        N/A          N/A        2.71%
(Inception 6/29/99)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Balanced Portfolio                             1.71%         0.00%        4.32%      -1.04%        N/A          N/A       -7.79%
(Inception 6/30/99)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The Equity Income Portfolio                       11.49%        11.49%       11.49%       5.90%        N/A          N/A       -1.45%
(Inception 6/30/99)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The International Small-Cap Portfolio              1.72%         5.22%        0.12%      -2.96%        N/A          N/A       -1.25%
(Inception 7/20/99)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The International Large-Cap Equity Portfolio      -3.77%        -0.24%        2.38%        N/A         N/A          N/A       -3.78%
(Inception 12/14/99)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------
The All-Cap Growth Equity Portfolio                0.46%         3.42%         N/A         N/A         N/A          N/A        3.18%
(Inception 3/31/00)
------------------------------------------------ ------------ ----------- ------------ ------------ ----------- ------------ -------

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.

         The cumulative total return for Class A Shares of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The cumulative total return for Class B and C Shares of the Real Estate Investment Trust Portfolio including CDSC reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at October 31, 2000. The cumulative total return for Class B and C Shares excluding CDSC assumes the shares were not redeemed at October 31, 2000 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                           Cumulative Total Return (1)
                   The Real Estate Investment Trust Portfolio

         The Real Estate Investment Trust Portfolio Class (2)

         3 months ended 10/31/00                                  -3.24%
         6 months ended 10/31/00                                  10.80%
         9 months ended 10/31/00                                  20.72%
         1 year ended 10/31/00                                    25.09%
         3 years ended 10/31/00                                    8.97%
         Period 12/6/95(3) through 10/31/00                      101.33%


(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The Real Estate Investment Trust Portfolio class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.
(3)      Date of initial sale of the original class (now Delaware REIT Fund A
         Class).

                           Cumulative Total Return (1)
                   The Real Estate Investment Trust Portfolio

                                                         Delaware REIT Fund A         Delaware REIT Fund
                                                         Class (at Offer)(2)        Institutional Class (3)
         3 months ended  10/31/00                            -8.87%                       -3.17%
         6 months ended  10/31/00                             4.44% (5)                   10.88%
         9 months ended  10/31/00                            13.68%                       20.80%
         1 year ended  10/31/00                              17.69%                       25.18%
         3 years ended  10/31/00                              1.97%                        9.05%
         Period 11/11/97 (3) through  10/31/00                 N/A                         9.93%
         Period 12/6/95 (4) through  10/31/00                88.37%                         N/A

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.
(4)      Date of initial sale of the original class (now Delaware REIT Fund A
         Class).

(5) Cumulative total return at net asset value was 10.77% for the six months ended October 31, 2000.


                           Cumulative Total Return (1)
                   The Real Estate Investment Trust Portfolio

                                                         Delaware REIT     Delaware REIT    Delaware REIT        Delaware REIT
                                                             Fund               Fund             Fund               Fund
                                                            B Class           B Class           C Class             C Class
                                                          (including         (excluding       (including          (excluding
                                                             CDSC)             CDSC)             CDSC)               CDSC)
         3 months ended 10/31/00                           -8.26%             -3.47%            -4.43%              -3.47%
         6 months ended 10/31/00                            5.36%             10.36%             9.36%              10.36%
         9 months ended 10/31/00                           14.90%             19.90%            18.90%              19.90%
         1 year ended 10/31/00                             18.92%             23.92%            22.92%              23.92%
         Period 11/11/97 (2) through 10/31/00               3.65%              6.14%             6.14%               6.14%

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2)      Date of initial sale.

         In addition, information will be provided that discusses the overriding investment philosophies of Delaware and Delaware International and how those philosophies impact each Portfolio in the strategies Pooled Trust and Foundation Funds employs in seeking respective Portfolio objectives. Since the investment disciplines being employed for each Portfolio are based on the disciplines and strategies employed by an affiliate of Delaware and Delaware International to manage institutional separate accounts, investment strategies and disciplines of these entities may also be discussed.

         The Large-Cap Value Equity Portfolio's strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. Just as important, current dividend income can help lessen the effects of adverse market conditions. This equity dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time. In implementing this strategy, the investment adviser seeks to buy securities with a yield higher than the average of the S&P 500 Index. If a security held by the Portfolio moves out of the acceptable yield range, it typically is sold. This strict buy/sell discipline is instrumental in implementing The Large-Cap Value Equity Portfolio strategy.

                              FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Delaware Pooled Trust ("Pooled Trust") and, in its capacity as such, audits the annual financial statements of the Portfolios. Each Portfolio's, other than The Large-Cap Growth Equity Portfolio's, Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP for the fiscal year ended October 31, 2000, are included in the Portfolio's Annual Report to shareholders. The financial statements, financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. The Large-Cap Growth Equity Portfolio commenced operations on October 31, 2000.

         Ernst & Young LLP serves as the independent auditors for Delaware Group Foundation Funds and, in its capacity as such, will audit the annual financial statements of The Asset Allocation Portfolio. The Asset Allocation Portfolio was not operating on October 31, 2000.

                               APPENDIX A--RATINGS

Bonds

         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

         Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.





















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APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE
INVESTMENTS FAMILY

        Following is a summary of the investment objectives of the funds in the Delaware Investments family:

Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

        Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements.

        Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

        Delaware Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Beginning
March 29, 2001, the Fund will seek high current income and capital appreciation. It will invest primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Beginning March 29, 2001, the Fund will seek capital appreciation with current income as a secondary objective. It will invest primarily in common stocks of large, well-established companies. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

        Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds.

        Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.






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        Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

        Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.



        Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.

        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

        Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

        Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

        Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of







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capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Beginning March 29, 2001, the Fund will seek capital appreciation with current income as a secondary objective. It will invest primarily in common stocks of large, well-established companies. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth. The Series invest primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

        Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.




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        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.


        Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient






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Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

        Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

          For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus










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